                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                                                            File No. 33-40991
                                                                                            File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                    X

         Pre-Effective Amendment No. ___
         Post-Effective Amendment No. 41                                                   X

                                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                            X

         Amendment No. 41                                                                  X
                       --

                                             DELAWARE POOLED TRUST
-------------------------------------------------------------------------------------------------------------
                              (Exact Name of Registrant as Specified in Charter)

                   2005 Market Street, Philadelphia, PA 19103-7094                                   19103
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                      (Address of Principal Executive Offices)                                    (Zip Code)

Registrant's Telephone Number, including Area Code:                                      (800) 523-1918
                                                                                         --------------

                  Richelle S. Maestro, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
-------------------------------------------------------------------------------------------------------------
                                    (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                                       June 28, 2002

It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [x] on June 28, 2002 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on [date] pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-
             effective amendment.

                                            --- C O N T E N T S ---

This Post-Effective Amendment No. 41 to Registration File No. 33-40991 includes the following:

1.   Facing Page

2.   Contents Page

3.   Part A--Prospectus

4.   Part B--Statement of Additional Information

5.   Part C--Other Information

6.   Signatures







The Registrant's other Prospectuses, dated February 28, 2002, have not been affected by this Amendment No. 41 to the Registration Statement and remain current until such time in the future that the Registrant deems their amendment necessary.

prospectus


June 28, 2002


DELAWARE POOLED TRUST

U.S. EQUITIES

The Large-Cap Value Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Focused Value Portfolio
   (formerly The Select Equity Portfolio)
The Mid-Cap Growth Equity Portfolio
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The All-Cap Growth Equity Portfolio


U.S. FIXED INCOME

The Intermediate Fixed Income Portfolio
The Core Fixed Income Portfolio
   (formerly, The Aggregate Fixed Income Portfolio)
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

INTERNATIONAL EQUITIES

The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio

INTERNATIONAL FIXED INCOME

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

ASSET ALLOCATION

The Asset Allocation Portfolio


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Delaware Pooled Trust

Prospectus June 28, 2002

This Prospectus offers 22 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED
The Large-Cap Value Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Focused Value Portfolio
   (formerly The Select Equity Portfolio)
The Mid-Cap Growth Equity Portfolio
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio+
The Real Estate Investment Trust Portfolio II++
The Global Equity Portfolio
The International Equity Portfolio+++
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio
The All-Cap Growth Equity Portfolio

FIXED-INCOME ORIENTED
The Intermediate Fixed Income Portfolio
The Core Fixed Income Portfolio
   (formerly, The Aggregate Fixed Income Portfolio)
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

ASSET ALLOCATION
The Asset Allocation Portfolio

  + The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.
 ++ The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.
+++ The International Equity Portfolio offers two classes of shares. This Prospectus relates only to The International Equity Portfolio Class, which commenced operations on February 4, 1992.

     The Asset Allocation Portfolio, a series of Delaware Group Foundation Funds ("Foundation Funds"), is a "fund of funds" mutual fund which invests primarily in several of the Portfolios of the Fund. Although The Asset Allocation Portfolio is technically not a Portfolio of the Fund, all references in this Prospectus to "Portfolio" or the "Fund" shall include The Asset Allocation Portfolio, unless otherwise noted.

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
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Table of contents

-----------------------------------------------------------
Risk/Return Summary: Investments, Risks
and Performance
The Large-Cap Value Equity Portfolio                 Page 1
The Large-Cap Growth Equity Portfolio                     3
The Focused Value Portfolio                               5
The Mid-Cap Growth Equity Portfolio                       7
The Small-Cap Value Equity Portfolio                      9
The Small-Cap Growth Equity Portfolio                    11
The Real Estate Investment Trust Portfolios              13
The Global Equity Portfolio                              18
The International Equity Portfolio                       22
The Labor Select International Equity Portfolio          25
The Emerging Markets Portfolio                           29
The International Small-Cap Portfolio                    33
The International Large-Cap Equity Portfolio             36
The All-Cap Growth Equity Portfolio                      39
The Intermediate Fixed Income Portfolio                  42
The Core Fixed Income Portfolio                          45
The High-Yield Bond Portfolio                            48
The Core Plus Fixed Income Portfolio                     51
The Global Fixed Income Portfolio                        53
The International Fixed Income Portfolio                 57
The Asset Allocation Portfolio                           61

Additional Investment Information                        65

Risk Factors                                             71

Management of the Fund                                   76
Shareholder Services                                     83

How to Purchase Shares                                   84
Redemption of Shares                                     85
Valuation of Shares                                      88
Dividends and Capital Gains Distributions                88
Taxes                                                    89

Financial Highlights                                     90

Appendix A                                              110

Profile: The Large-Cap Value Equity Portfolio

What is the Portfolio's goal?

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests in equity securities of companies which, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Index (S&P 500 Index) and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in large-cap equity securities which include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").


We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the S&P 500 Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the S&P 500 Index. The S&P 500 Index is an index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


                Year-by-year total return (The Large-Cap Value Equity Portfolio)


19.44%   3.42%    34.06%   20.60%   30.53%    11.84%   -2.06%    12.86%   -3.93%
--------------------------------------------------------------------------------
1993     1994     1995     1996     1997      1998      1999     2000      2001


As of March 31, 2002, The Large-Cap Value Equity Portfolio had a calendar year-to-date return of 5.61%. During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 14.92% for the quarter ended June 30, 1997 and its lowest quarterly return was -11.08% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Large-Cap Value Equity Portfolio      1 year     5 years            (2/3/92)
--------------------------------------------------------------------------------
Return before taxes                       -3.93%       9.16%              13.53%
Return after taxes on distributions       -4.59%       6.52%              10.63%
Return after taxes on distributions
   and sale of Portfolio shares           -2.41%       6.67%              10.21%
S&P 500 Index (reflects no deduction
   for fees, expenses, or taxes)         -11.89%      10.69%              13.25%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Large-Cap Value Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Large-Cap    Investment advisory fees(1)                             0.55%
Value Equity Portfolio's assets.                                       Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.29%
                                                                       Total operating expenses(1)                             0.84%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                    $86
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $268
with similar investment objectives. We show the cumulative amount      5 years                                                  $466
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,037
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.68%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Large-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its goal by investing primarily in equity securities of large-capitalization companies which we believe present, at the time of purchase, significant long-term earnings growth potential based on our analysis of their historic or projected earnings growth rates, price-to-earnings ratios and cash flows. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $10 billion or more (at the time of purchase).


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").


We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o    a history of high growth in earnings-per-share;

o    projections for high future growth or acceleration in earnings-per-share;

o    a price-to-earnings ratio that is high relative to other stocks; or

o    discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other large-cap funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Growth Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Large-Cap Growth Equity Portfolio. We show returns before taxes for The Large-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception -- with the average annual returns compared to the performance of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

                            Total return (The Large-Cap Growth Equity Portfolio)

                                    -26.63%
--------------------------------------------------------------------------------
                                      2001


As of March 31, 2002, The Large-Cap Growth Equity Portfolio had a calendar year-to-date return of 0.73%. During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio's highest quarterly return was 13.13% for the quarter ended December 31, 2001 and its lowest quarterly return was -21.13% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Large-Cap Growth Equity Portfolio           1 year                (10/31/00)
--------------------------------------------------------------------------------
Return before taxes                             -26.63%                  -30.61%
Return after taxes on distributions             -26.74%                  -30.75%
Return after taxes on distributions
   and sale of Portfolio shares                 -16.22%                  -24.40%
Russell 1000 Growth Index (reflects no
   deduction for fees, expenses, or taxes)      -20.42%                  -30.17%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Large-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Large-Cap    Investment advisory fees(1)                             0.65%
Growth Equity Portfolio's assets.                                      Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       1.94%
                                                                       Total operating expenses(1)                             2.59%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                   $262
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $805
with similar investment objectives. We show the cumulative amount      5 years                                                $1,375
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $2,925
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.80% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.00%, 0.80% and 0.80%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Focused Value Portfolio

What is the Portfolio's goal?

The Focused Value Portfolio seeks to provide maximum long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities and has the ability to invest in companies of all market capitalizations. In pursuing the Portfolio's objective, we use a value investment style. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. Generally, the Portfolio will hold only 20 to 40 different stocks.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


In making our investment decisions, we analyze stocks using quantitative models that measure their value, earnings expectations and risk characteristics. Among the stocks that we regard as the most favorable investment opportunities based on this quantitative analysis, we apply a bottom-up analysis focusing on the financial condition and relative competitive position of each issuer to choose the stocks which we believe to be undervalued and which we believe have the greatest potential for long-term price appreciation. We will generally sell a stock if it has increased in price to the point where we no longer consider it to be undervalued. We will also consider selling a stock if we identify another investment that we believe has greater return potential based on our investment process.

The Portfolio is "non-diversified," which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio (although the Portfolio does intend to be treated as "diversified" for tax purposes). The Portfolio may invest in companies of all sizes, including small-capitalization, or "small-cap," companies. The Portfolio may be highly concentrated in particular industries or in closely related industries, although in general it will not invest more than 25% of its net assets in any one industry.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by declines in stock prices, which could be caused by a drop in the stock market, problems in the economy or poor performance of particular companies or industry sectors. In particular, because of the small number of different stocks held by the Portfolio, the effect of a change in the price of any single stock holding may be magnified. Because the Portfolio may be highly concentrated in particular industries or in closely related industries, the Portfolio may be particularly sensitive to changes in economic conditions in those industries. Because the Portfolio seeks long-term capital appreciation by investing a portion of its assets in small-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. In addition, high portfolio turnover can result in higher brokerage costs to the Portfolio and in higher net taxable gains for you as an investor.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Focused Value Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Focused Value Portfolio. We show how returns before taxes for The Focused Value Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception -- with the average annual returns compared to the performance of the Russell 1000 Value Index. Though the Portfolio has been benchmarked against the Russell 3000 Index since inception more than two years ago, we have determined that it would be more appropriate to use the Russell 1000 Value Index going forward. Unlike the Russell 3000 Index, the Russell 1000 Value Index reflects the Portfolio's bias toward value stocks. The Russell 1000 Value Index measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Focused Value Portfolio. Returns would be lower without the voluntary waiver and payment.

                         Year-by-year total return (The Focused Value Portfolio)

                      -9.50%                  -6.70%
--------------------------------------------------------------------------------
                       2000                    2001


As of March 31, 2002, The Focused Value Portfolio had a calendar year-to-date return of 1.66%. During the periods illustrated in this bar chart, The Focused Value Portfolio's highest quarterly return was 10.26% for the quarter ended March 31, 2000 and its lowest quarterly return was -14.80% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Focused Value Portfolio                     1 year                 (6/29/99)
--------------------------------------------------------------------------------
Return before taxes                             -6.70%                    -4.92%
Return after taxes on distributions             -6.93%                    -6.71%
Return after taxes on distributions
   and sale of Portfolio shares                 -4.08%                    -4.73%
Russell 3000 Index (reflects no deduction
   for fees, expenses, or taxes)               -11.46%                    -4.56%
Russell 1000 Value Index (reflects no
   deduction for fees, expenses, or taxes)      -5.59%                    -1.58%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Focused Value Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Focused      Investment advisory fees(1)                             1.00%
Value Portfolio' s assets.                                             Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.23%
                                                                       Total operating expenses(1)                             1.23%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                   $125
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $390
with similar investment objectives. We show the cumulative amount      5 years                                                  $676
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,489
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.97% and 1.20%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth-oriented common stocks of U.S. corporations. For purposes of the Portfolio, we will generally consider medium-sized companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities for this purpose include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (the "80% Policy").


We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Generally, the Portfolio will not hold more than 10% of its total assets in cash or such short-term investments, but, on occasion, may hold as much as 30% of its total assets in cash or such short-term investments. Effective May 1, 2002, this policy has changed such that, under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception -- with the average annual returns compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

                 Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

12.76%  -4.01%    29.69%   13.40%   13.00%    20.14%    66.98%  -9.71%   -13.87%
--------------------------------------------------------------------------------
1993     1994     1995     1996     1997      1998      1999     2000     2001


As of March 31, 2002, The Mid-Cap Growth Equity Portfolio had a calendar year-to-date return of -2.48%. During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended December 31, 2000.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Mid-Cap Growth Equity Portfolio       1 year     5 years           (2/27/92)
--------------------------------------------------------------------------------
Return before taxes                      -13.87%      12.01%              11.21%
Return  after taxes on distributions     -13.87%       4.27%               6.32%
Return  after taxes on distributions
   and sale of Portfolio shares           -8.44%       8.22%               8.11%
Russell Midcap Growth Index (reflects
   no deduction for fees, expenses,
   or taxes)                             -20.15%       9.01%              11.17%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Mid-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Mid-Cap      Investment advisory fees(1)                             0.75%
Growth Equity Portfolio's assets.                                      Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.53%
                                                                       Total operating expenses(1)                             1.28%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                   $130
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $405
with similar investment objectives. We show the cumulative amount      5 years                                                  $702
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,545
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.40% and 0.93%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Value Equity Portfolio

What is the Portfolio's goal?

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of small-capitalization companies which, at the time of purchase, generally have market capitalizations of between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value or long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Under normal market conditions, the Portfolio intends to invest at least 65% of its net assets in equity securities issued by small-cap companies. Equity securities, for this purpose, include, among others, common stock, securities convertible into common stock, warrants and preferred stock.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy").

The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 20% of its net assets in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. High-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.


For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high-risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher rated debt securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Value Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Small-Cap Value Equity Portfolio. We show how returns before taxes for The Small-Cap Value Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception -- with the average annual returns compared to the performance of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

                Year-by-year total return (The Small-Cap Value Equity Portfolio)

                       18.09%                  11.44%
--------------------------------------------------------------------------------
                       2000                    2001


As of March 31, 2002, The Small-Cap Value Equity Portfolio had a calendar year-to-date return of 10.85%. During the period illustrated in this bar chart, The Small-Cap Value Equity Portfolio's highest quarterly return was 16.21% for the quarter ended December 31, 2001 and its lowest quarterly return was -12.43% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Small-Cap Value Equity Portfolio            1 year                 (3/29/99)
--------------------------------------------------------------------------------
Return before taxes                             11.44%                    12.14%
Return after taxes on distributions             10.02%                    10.87%
Return after taxes on distributions
   and sale of Portfolio shares                 7.92%                      9.37%
Russell 2000 Value Index (reflects no
   deduction for fees, expenses, or taxes)      14.03%                    16.60%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Small-Cap Value Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Small-Cap    Investment advisory fees(1)                             0.75%
Value Equity Portfolio's assets.                                       Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.20%
                                                                       Total operating expenses(1)                             0.95%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                    $97
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $303
with similar investment objectives. We show the cumulative amount      5 years                                                  $525
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,166
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.69% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth, and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ. The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection. In addition, under normal market conditions, no more than 35% of the Portfolio's total assets may be invested in debt securities of corporate and governmental issues.


The Portfolio has adopted two new policies that became effective on May 1, 2002. One new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). The second new policy is that, under normal market conditions, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.


The Portfolio will invest in equity securities of companies that we believe are undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception -- with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

               Year-by year total return (The Small-Cap Growth Equity Portfolio)

            60.53%                -6.14%                   -16.83%
--------------------------------------------------------------------------------
            1999                   2000                     2001


As of March 31, 2002, The Small-Cap Growth Equity Portfolio had a calendar year-to-date return of -1.40%. During the period illustrated in this bar chart, The Small-Cap Growth Equity Portfolio's highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.33% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Small-Cap Growth Equity Portfolio           1 year                 (9/15/98)
--------------------------------------------------------------------------------
Return before taxes                            -16.83%                    16.91%
Return after taxes on distributions            -16.83%                    15.56%
Return after taxes on distributions
   and sale of Portfolio shares                -10.25%                    13.36%
Russell 2000 Growth Index (reflects no
   deduction for fees, expenses, or taxes)      -9.23%                     6.98%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Small-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Small-Cap    Investment advisory fees(1)                             0.75%
Growth Equity Portfolio' s assets.                                     Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.17%
                                                                       Total operating expenses(1)                             0.92%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                    $94
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $293
with similar investment objectives. We show the cumulative amount      5 years                                                  $509
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,131
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.72% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Real Estate Investment Trust Portfolio and The Real Estate
         Investment Trust Portfolio II

What are each Portfolio's goals?

Each Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment strategies? Each Portfolio invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in equity securities of real estate investment trusts (REITs). The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of their overall assets and subject the Portfolios to greater risks.


Each Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, each Portfolio will invest at least 80% of its net assets in investments of REITs (the "80% Policy").


Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors--Real Estate Industry Risk" and "Additional Investment Information--Real Estate Investment Trusts (REITs)."

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

--------------------------------------------------------------------------------

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are an appropriate investment for you.


How has The Real Estate Investment Trust Portfolio performed?
--------------------------------------------------------------------------------


This bar chart and table can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception -- with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio. Returns would be lower without the waiver and payment.


    Year-by-year total return (The Real Estate Investment Trust Portfolio Class)

        41.81%      31.34%     -12.09%     -2.57%        32.83%      8.80%
--------------------------------------------------------------------------------
        1996        1997        1998        1999         2000        2001


As of March 31, 2002, The Real Estate Investment Trust Portfolio Class had a calendar year-to-date return of 8.02%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio Class' highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------

                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Real Estate Investment Trust Portfolio      1 year     5 years     (12/6/95)
--------------------------------------------------------------------------------
Return before taxes                              8.80%      10.21%        15.49%
Return after taxes on distributions              6.47%       7.57%        12.46%
Return after taxes on distributions
   and sale of Portfolio shares                  5.95%       7.09%        11.45%
NAREIT Equity REIT Index
   (reflects no deduction for fees, expenses,
   or taxes)                                    13.93%       6.38%        10.71%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Real Estate Investment Trust Portfolio Class' fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Real         Investment advisory fees(1)                             0.75%
Estate Investment Trust Portfolio Class' assets.                       Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.35%
                                                                       Total operating expenses(1)                             1.10%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                   $112
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $350
with similar investment objectives. We show the cumulative amount      5 years                                                  $606
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,340
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Effective March 1, 2002, Delaware Management Company has contracted to waive fees and pay expenses through February 28, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.15% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

How has The Real Estate Investment Trust Portfolio II performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past four calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

       Year-by-year total return (The Real Estate Investment Trust Portfolio II)

           -12.97%          -1.89%            33.12%           9.41%
--------------------------------------------------------------------------------
            1998             1999             2000             2001


As of March 31, 2002, The Real Estate Investment Trust Portfolio II had a calendar year-to-date return of 8.39%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 13.57% for the quarter ended June 30, 2000 and its lowest quarterly return was -9.37% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Real Estate Investment Trust Portfolio      1 year                 (11/4/97)
--------------------------------------------------------------------------------
Return before taxes                              9.41%                     6.37%
Return  after
   taxes on distributions                        7.84%                     4.47%
Return  after taxes on distributions and
   sale of Portfolio shares                      5.76%                     4.10%
NAREIT Equity REIT Index (reflects no
   deduction for fees, expenses, or taxes)      13.93%                     4.14%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Real Estate Investment Trust Portfolio II's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Real         Investment advisory fees(1)                             0.75%
Estate Investment Trust Portfolio II' s assets.                        Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.15%
                                                                       Total operating expenses(1)                             0.90%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                    $92
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $287
with similar investment objectives. We show the cumulative amount      5 years                                                  $498
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,108
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.70% and 0.85%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Equity Portfolio

What is the Portfolio's goal?

The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests, under normal circumstances, at least 65% of its total assets in equity securities of issuers located throughout the world. The securities selected for the Portfolio will normally, in our opinion, be undervalued at the time of purchase based on our fundamental analysis. Investments will be mainly in marketable securities of companies located in developed markets.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


The Portfolio will invest in securities traded in equity markets and currencies that we believe offer the best relative values within the global investment universe. Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro) or may invest in short-term debt securities or other money market instruments, as described below.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. Because of these special risks, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of securities denominated in a particular currency.

--------------------------------------------------------------------------------


The Portfolio may invest up to 35% of its assets in fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity or short-term investments. The Portfolio has adopted an amendment to this policy, effective May 1, 2002, such that the Portfolio may invest up to 20% of its net assets in fixed-income securities. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank, among others. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?
--------------------------------------------------------------------------------


This bar chart and table can help you evaluate the risks of investing in The Global Equity Portfolio. We show how returns before taxes for The Global Equity Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International World Index. The Morgan Stanley Capital International World Index is an international index that includes stocks traded in Europe, Australasia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


                         Year-by-year total return (The Global Equity Portfolio)

            11.15%           5.34%            0.24%           -9.36%
--------------------------------------------------------------------------------
            1998             1999             2000             2001


As of March 31, 2002, The Global Equity Portfolio had a calendar year-to-date return of 3.20%. During the periods illustrated in this bar chart, The Global Equity Portfolio's highest quarterly return was 12.51% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.84% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Global Equity Portfolio                     1 year                (10/15/97)
--------------------------------------------------------------------------------
Return before taxes                             -9.36%                     1.14%
Return after taxes on distributions             -9.90%                     0.07%
Return after taxes on distributions
   and sale of Portfolio shares                 -5.71%                     0.48%
Morgan Stanley Capital International
   World Index (reflects no deduction for
   fees, expenses, or taxes)                    -21.45%                    3.52%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Global Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees(1)                          0.40%
                                                                       Redemption reimbursement fees(1)                        0.30%
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from                  Investment advisory fees(2)                             0.75%
The Global Equity Portfolio' s assets.                                 Distribution and service (12b-1) fees                    None
                                                                       Other expenses(2)                                       0.34%
                                                                       Total operating expenses(2)                             1.09%

                                                                       -------------------------------------------------------------
                                                                                                 Assumes                Assumes no
                                                                                               redemption(4)           redemption(4)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                     $182                     $151
in the Portfolio to the cost of investing in other mutual funds        3 years                    $419                     $385
with similar investment objectives. We show the cumulative amount      5 years                    $675                     $638
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                 $1,407                   $1,363
an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.62% and 0.96%, respectively.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.

(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Equity Portfolio

What is the Portfolio's goal?

The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily, under normal market conditions, at least 65% of its total assets in equity securities of companies located outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

--------------------------------------------------------------------------------

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

                  Year-by-year total return (The International Equity Portfolio)

29.72%   3.59%    13.02%   20.35%   5.13%     10.01%    17.41%   0.49%   -9.88%
--------------------------------------------------------------------------------
1993     1994     1995     1996     1997      1998      1999     2000     2001


As of March 31, 2002, The International Equity Portfolio had a calendar year-to-date return of 4.51%. During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.44% for the quarter ended September 30, 2001.

--------------------------------------------------------------------------------

                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The International Equity Portfolio              1 year     5 years      (2/4/92)
--------------------------------------------------------------------------------
Return before taxes                             -9.88%       4.22%         8.47%
Return after taxes on distributions            -10.50%       2.38%         6.81%
Return after taxes on distributions
   and sale of Portfolio shares                 -5.85%       3.01%         6.52%
Morgan Stanley Capital International
   EAFE Index (reflects no deduction
   for fees, expenses, or taxes)               -21.45%       0.89%         4.72%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The              Investment advisory fees                                0.75%
International Equity Portfolio's assets.                               Distribution and service (12b-1) fees                   None
                                                                       Other expenses                                          0.20%
                                                                       Total operating expenses                                0.95%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                    $97
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $303
with similar investment objectives. We show the cumulative amount      5 years                                                  $525
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,166
an annual 5% return over the time shown.(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Labor Select International Equity Portfolio

What is the Portfolio's goal?

The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio, under normal market conditions, will primarily invest at least 65% of its total assets in equity securities of companies located outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

--------------------------------------------------------------------------------

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

     Year-by-year total return (The Labor Select International Equity Portfolio)

        22.08%      10.83%      11.90%      10.56%       3.99%      -10.73%
--------------------------------------------------------------------------------
        1996        1997        1998        1999         2000        2001


As of March 31, 2002, The Labor Select International Equity Portfolio had a calendar year-to-date return of 5.20%. During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 13.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.29% for the quarter ended September 30, 2001.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------

The Labor Select                                                 Since inception
  International Equity Portfolio                1 year     5 years    (12/19/95)
--------------------------------------------------------------------------------
Return before taxes                            -10.73%       4.94%         8.03%
Return after taxes on distributions            -11.54%       3.34%         6.39%
Return after taxes on distributions
   and sale of Portfolio shares                 -6.20%       3.63%         6.15%
Morgan Stanley Capital International
   EAFE Index (reflects no deduction
   for fees, expenses, or taxes)               -21.45%       0.89%         1.73%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Labor Select International Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees                              None
                                                                       Redemption reimbursement fees                            None
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Labor        Investment advisory fees(1)                             0.75%
Select International Equity Portfolio' s assets.                       Distribution and service (12b-1) fees                    None
                                                                       Other expenses(1)                                       0.23%
                                                                       Total operating expenses(1)                             0.98%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                                                   $100
in the Portfolio to the cost of investing in other mutual funds        3 years                                                  $312
with similar investment objectives. We show the cumulative amount      5 years                                                  $542
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                                               $1,201
an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.73% and 0.96%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Emerging Markets Portfolio

What is the Portfolio's goal?

The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio, under normal market conditions, will invest at least 65% of its assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in emerging countries. The Portfolio will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants issued by companies located or operating in emerging countries. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (the "80% Policy").


The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Columbia, Croatia, The Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

--------------------------------------------------------------------------------

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita Gross Domestic Product (GDP) as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

                      Year-by-year total return (The Emerging Markets Portfolio)

           -34.88%           62.01%          -23.33%           6.06%
--------------------------------------------------------------------------------
            1998             1999             2000             2001


As of March 31, 2002, The Emerging Markets Portfolio had a calendar year-to-date return of 10.73%. During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.


                              Average annual returns for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                                 Since inception
The Emerging Markets Portfolio                  1 year                 (4/14/97)
--------------------------------------------------------------------------------
Return before taxes                              6.06%                    -5.36%
Return after taxes on distributions              5.08%                    -6.11%
Return after taxes on distributions
   and sale of Portfolio shares                  3.79%                    -4.55%
Morgan Stanley Capital International
   Emerging Markets Free Index (reflects no
   deduction for fees, expenses, or taxes)      -2.39%                    -7.61%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Emerging Markets Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.          Maximum sales charge (load) imposed on
                                                                          purchases as a percentage of offering price           None
                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                                  None
                                                                       Purchase reimbursement fees(1)                          0.75%
                                                                       Redemption reimbursement fees(1)                        0.75%
                                                                       Exchange fees                                            None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from The Emerging     Investment advisory fees(2)                             1.00%
Markets Portfolio's assets.                                            Distribution and service (12b-1) fees                    None
                                                                       Other expenses(2)                                       0.23%
                                                                       Total operating expenses(2)                             1.23%

                                                                       -------------------------------------------------------------
                                                                                                 Assumes                Assumes no
                                                                                               redemption(4)           redemption(4)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing     1 year                      $277                         $199
in the Portfolio to the cost of investing in other mutual funds        3 years                     $546                         $462
with similar investment objectives. We show the cumulative amount      5 years                     $835                         $746
of Portfolio expenses on a hypothetical investment of $10,000 with     10 years                  $1,660                       $1,552
an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Small-Cap Portfolio

What is the Portfolio's goal?

              The International Small-Cap Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. The Portfolio invests primarily, under normal circumstances, at least 65% of its total assets in issuers located outside of the United States. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of small-capitalization companies (the "80% Policy").


By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio will invest primarily in the securities of foreign companies.

In selecting investments for the Portfolio, we use a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. We use the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing power parity approach, we determine the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued. Conversely, when the dollar buys more, the foreign currency may be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

--------------------------------------------------------------------------------
The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high-risk, fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to be of equivalent quality, and which present special investment risks. Convertible bonds are treated as equity securities and are not subject to the 15% limit.

For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Because the Portfolio seeks long-term capital appreciation by investing primarily in international small-capitalization companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. The Portfolio may invest up to 15% of its net assets in high-yield, high-risk, foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Small-Cap Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The International Small-Cap Portfolio. We show how returns before taxes for The International Small-Cap Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception -with the average annual returns compared to the performance of the Salomon Smith Barney Extended Market Index (ex-U.S.). The Salomon Smith Barney Extended Market Index represents the bottom 20% of the cumulative available market capital of the Salomon Smith Barney Broad Market Index, which represents the universe of institutionally available global securities. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Small-Cap Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

Year-by-year total return (The International Small-Cap Portfolio)

          -2.14%                        -5.89%
--------------------------------------------------------------------------------
          2000                           2001


As of March 31, 2002, The International Small-Cap Portfolio had a calendar year-to-date return of 6.19%. During the period illustrated in this bar chart, The International Small-Cap Portfolio's highest quarterly return was 7.35% for the quarter ended December 31, 2001 and its lowest quarterly return was -12.68% for the quarter ended September 30, 2001.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/01

                                                                                   Since inception
The International Small-Cap Portfolio                                  1 year            (7/20/99)
Return before taxes                                                     -5.89%            -1.74%

Return after taxes on distributions                                     -6.98%            -3.67%

Return after taxes on distributions and sale of Portfolio shares        -3.17%            -2.05%

Salomon Smith Barney Extended Market Index (ex-U.S.)
  (reflects no deduction for fees, expenses, or taxes)                 -15.69%            -7.14%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.


What are The International Small-Cap Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering
                                                                     price                                             None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                              None

                                                                  Purchase reimbursement fees(1)                      0.55%

                                                                  Redemption reimbursement fees(1)                    0.45%

                                                                  Exchange fees                                        None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(2)                         1.00%
The International Small-Cap Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                None

                                                                  Other expenses(2)                                   0.27%

                                                                  Total operating expenses(2)                         1.27%

                                                                                             Assumes               Assumes no
                                                                                         redemption (4)          redemption (4)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                      $230                      $184
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                     $506                      $456
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                     $802                      $748
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                  $1,645                    $1,580
shown here.

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Small-Cap Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.93% and 1.20%, respectively.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Large-Cap Equity Portfolio

What is the Portfolio's goal?

              The International Large-Cap Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily, under normal market conditions, at least 65% of its total assets in issuers located outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").


Equity securities in which the Portfolio may invest include, but are not limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate or during temporary periods of portfolio repositioning, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. During such periods, the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustments on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

--------------------------------------------------------------------------------
The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


How has The International Large-Cap Equity Portfolio performed?

--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The International Large-Cap Equity Portfolio. We show how returns before taxes for The International Large-Cap Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception - with the average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks trading on approximately 21 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Large-Cap Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If those fees were reflected, your return would be less than that shown.

Year-by-year total return (The International Large-Cap Equity Portfolio)


               -2.05%                         -14.24%
--------------------------------------------------------------------------------
               2000                             2001


As of March 31, 2002, The International Large-Cap Equity Portfolio had a calendar year-to-date return of 4.48%. During the period illustrated in this bar chart, The International Large-Cap Equity Portfolio's highest quarterly return was 7.54% for the quarter ended December 31, 2001 and its lowest quarterly return was -12.85% for the quarter ended September 30, 2001.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/01

                                                                                         Since inception
The International Large-Cap Equity Portfolio                               1 year             (12/14/99)

Return before taxes                                                       -14.24%                 -5.91%

Return after taxes on distributions                                       -15.14%                 -6.89%

Return after taxes on distributions and sale of Portfolio shares           -8.60%                 -5.19%

Morgan Stanley Capital International EAFE Index
  (reflects no deduction for fees, expenses, or taxes)                    -21.45%                -17.84%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Large-Cap Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your                 Maximum sales charge (load) imposed on
investment.                                                          purchases as a percentage of offering price       None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                              None

                                                                  Purchase reimbursement fees(1)                      0.45%

                                                                  Redemption reimbursement fees(1)                    0.35%

                                                                  Exchange fees                                        None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(2)                         0.75%
The International Large-Cap Equity Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                None

                                                                  Other expenses(2)                                   0.21%

                                                                  Total operating expenses(2)                         0.96%

                                                                                             Assumes               Assumes no
                                                                                         redemption (4)          redemption (4)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                         $179                   $143
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                        $389                   $349
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                        $616                   $574
shown.3 This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                     $1,270                 $1,218
shown here.

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Large-Cap Equity Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The All-Cap Growth Equity Portfolio

What is the Portfolio's goal?

              The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o  a history of high growth in earnings-per-share;

o  projections for high future growth or acceleration in earnings-per-share;

o  a price-to-earnings ratio that is low relative to other stocks; or

o  discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The All-Cap Growth Equity Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show returns before taxes for The All-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception - with the average annual returns compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

                              Total return (The All-Cap Growth Equity Portfolio)

                                     -23.82%
                               ------------------
                                      2001


As of March 31, 2002, The All Cap Growth Equity Portfolio had a calendar year-to-date return of -4.31%. During the period illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.



                                                    Average annual returns for periods ending 12/31/01

                                                                                       Since inception
The All-Cap Growth Equity Portfolio                                      1 year              (3/31/00)
------------------------------------------------------------------------------------------------------
Return before taxes                                                     -23.82%                -23.28%

Return after taxes on distributions                                     -23.28%                -23.28%

Return after taxes on distributions and sale of Portfolio shares        -14.51%                -18.23%

Russell 3000 Growth Index                                               -21.45%                -20.05%
  (reflects no deduction for fees, expenses, or taxes)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The All-Cap Growth Equity Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price         None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                None

                                                                  Purchase reimbursement fees                            None

                                                                  Redemption reimbursement fees                          None

                                                                  Exchange fees                                          None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                           0.75%
The All-Cap Growth Equity Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                  None

                                                                  Other expenses(1)                                     0.18%

                                                                  Total operating expenses(1)                           0.93%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                  $95
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                $296
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                                $515
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                             $1,143
shown here.

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.71% and 0.89%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Intermediate Fixed Income Portfolio

What is the Portfolio's goal?

              The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Intermediate Government/Credit Index.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy).


The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed-Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past five calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

       Year-by-year total return (The Intermediate Fixed Income Portfolio)

   7.37%              7.07%            0.46%           10.60%            8.48%
--------------------------------------------------------------------------------
   1997               1998             1999             2000             2001


As of March 31, 2002, The Intermediate Fixed Income Portfolio had a calendar year-to-date return of -0.14%. During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -0.72% for the quarter ended June 30, 1999.


                                                                           Average annual returns for periods ending 12/31/01

                                                                                                              Since inception
The Intermediate Fixed-Income Portfolio                                 1 year                5 years               (3/12/96)
Return before taxes                                                     8.48%                  6.74%                    6.62%

Return after taxes on distributions                                     6.00%                  4.08%                    3.98%

Return after taxes on distributions and sale of Portfolio shares        5.12%                  4.05%                    3.96%

Lehman Brothers Intermediate Government/Credit Index
  (reflects no deduction for fees, expenses, or taxes)                  8.98%                  7.09%                    6.52%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Intermediate Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your                 Maximum sales charge (load) imposed on
investment.                                                          purchases as a percentage of offering price       None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                              None

                                                                  Purchase reimbursement fees                          None

                                                                  Redemption reimbursement fees                        None

                                                                  Exchange fees                                        None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                         0.40%
The Intermediate Fixed Income Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                None

                                                                  Other expenses(1)                                   0.15%

                                                                  Total operating expenses(1)                         0.55%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                $56
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                              $176
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                              $307
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                             $689
shown here.





(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.38% and 0.53%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Core Fixed Income Portfolio

What is the Portfolio's goal?

              The Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Aggregate Bond Index.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


The Portfolio seeks maximum long-term total return by investing in debt securities having a broad range of maturities. However, the Portfolio typically will have an average effective maturity (that is, the market value weighted average time to repayment of principal) of between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio, with long-term bonds (over ten years) purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 300%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Core Fixed Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The Core Fixed Income Portfolio. We show how returns before taxes for The Core Fixed Income Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Core Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

                     Year-by-year total return (The Core Fixed Income Portfolio)

     8.58%          -2.55%          11.02%             5.06%
--------------------------------------------------------------------------------
     1998            1999            2000               2001


As of March 31, 2002, The Core Fixed Income Portfolio had a calendar year-to-date return of 0.00%. During the periods illustrated in this bar chart, The Core Fixed Income Portfolio's highest quarterly return was 4.81% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.24% for the quarter ended June 30, 2001.


                                                                                  Average annual returns for periods ending 12/31/01

                                                                                                         Since inception
The Core Fixed Income Portfolio                                                         1 year                 (12/29/97)
------------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                      5.06%                      5.39%

Return after taxes on distributions                                                      0.60%                      2.85%

Return after taxes on distributions and sale of Portfolio shares                         3.06%                      3.07%

Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees, expenses, or taxes)                                  8.42%                      6.86%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Core Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price             None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                    None

                                                                  Purchase reimbursement fees                                None

                                                                  Redemption reimbursement fees                              None

                                                                  Exchange fees                                              None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                               0.40%
The Core Fixed Income Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                      None

                                                                  Other expenses(1)                                         0.14%

                                                                  Total operating expenses(1)                               0.54%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                      $55
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                    $173
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                                    $302
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                                   $677
shown here.









(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.53%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The High-Yield Bond Portfolio

What is the Portfolio's goal?

              The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest at least 80% of its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated (which may be more speculative in nature than rated bonds); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, that we judge to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in high yield fixed income securities (the "80% Policy"). High yield fixed income securities, or high yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality (which may be more speculative in nature than rated bonds). The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.


From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past five calendar years, as well as average annual returns for one and five years and since inception -with average annual returns compared to the performance of the Salomon Smith Barney High-Yield Cash Pay Index. The Salomon Smith Barney High-Yield Cash Pay Index includes cash-pay and deferred-interest bonds, but excludes bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11 bankruptcy, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

                       Year-by-year total return (The High-Yield Bond Portfolio)

      18.14%          1.75%          4.20%         -4.68%         -1.01%
--------------------------------------------------------------------------------
       1997           1998           1999           2000           2001


As of March 31, 2002, The High-Yield Bond Portfolio had a calendar year-to-date return of 2.13%. During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 6.98% for the quarter ended December 31, 2001 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.

--------------------------------------------------------------------------------

                                                                              Average annual returns for periods ending 12/31/01

                                                                                                                 Since inception
The High-Yield Bond Portfolio                                         1 year                   5 years                  (12/2/96)
Return before taxes                                                    -1.01%                   3.40%                       3.60%

Return after taxes on distributions                                    -4.90%                  -1.16%                      -0.97%

Return after taxes on distributions and sale of Portfolio shares       -0.63%                   0.57%                       0.75%

Salomon Smith Barney High-Yield Cash Pay Index
  (reflects no deduction for fees, expenses, or taxes)                  6.93%                   4.00%                       4.09%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The High-Yield Bond Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price        None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                               None

                                                                  Purchase reimbursement fees                           None

                                                                  Redemption reimbursement fees                         None

                                                                  Exchange fees                                         None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                          0.45%
The High-Yield Bond Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                 None

                                                                  Other expenses(1)                                    0.34%

                                                                  Total operating expenses(1)                          0.79%
------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of          1 year                                                 $81
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                               $252
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                               $439
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                              $978
shown here.









(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.25% and 0.59%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Core Plus Fixed Income Portfolio

What is the Portfolio's goal?

              The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.


What are the Portfolio's main investment strategies? The Portfolio allocates its investments principally among the following two sectors of the fixed-income securities markets: the U.S. Investment Grade Sector and the U.S. High-Yield Sector. The Portfolio has adopted a policy that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed-income securities (the "80% Policy"). We will determine how much of the Portfolio to allocate to each of the two sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the two sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.


 o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

   The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

   Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

 o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

   The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

--------------------------------------------------------------------------------
What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolio has not commenced operations prior to the date of this Prospectus.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Core Plus Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price             None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                    None

                                                                  Purchase reimbursement fees                                None

                                                                  Redemption reimbursement fees                              None

                                                                  Exchange fees                                              None

------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                               0.43%
The Core Plus Fixed Income Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                      None

                                                                  Other expenses(1,2)                                       0.19%

                                                                  Total operating expenses(1)                               0.62%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                      $63
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                    $199
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.38% and 0.57%, respectively.

(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio

What is the Portfolio's goal?

              The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in issuers located throughout the world. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

--------------------------------------------------------------------------------
With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception - with the average annual returns compared to the performance of the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

                   Year-by-year total return (The Global Fixed Income Portfolio)

19.16%       1.24%      18.96%       14.96%      1.73%      8.68%     -4.05%    2.29%     -0.20%
-------------------------------------------------------------------------------------------------
 1993        1994        1995        1996        1997        1998      1999      2000      2001


As of March 31, 2002, The Global Fixed Income Portfolio had a calendar year-to-date return of 0.30%. During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 9.07% for the quarter ended December 31, 2000 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.


                                                                             Average annual returns for periods ending 12/31/01

                                                                                                                Since inception
 The Global Income Portfolio                                          1 year                5 years                  (11/30/92)
------------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                   -0.20%                 1.61%                        6.72%

Return after taxes on distributions                                   -0.20%                 0.25%                        4.12%

Return after taxes on distributions and sale of Portfolio  shares     -0.12%                 0.63%                        4.14%

Salomon Smith Barney World Government Bond Index
  (reflects no deduction for fees, expenses, or taxes)                -1.00%                 2.16%                        4.58%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Global Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price           None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                  None

                                                                  Purchase reimbursement fees                              None

                                                                  Redemption reimbursement fees                            None

                                                                  Exchange fees                                            None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                             0.50%
The Global Fixed Income Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                    None

                                                                  Other expenses(1)                                       0.20%

                                                                  Total operating expenses(1)                             0.70%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                    $72
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                  $224
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                                  $390
shown.2 This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                                 $871
shown here.


(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.40% and 0.60%, respectively
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote

Profile: The International Fixed Income Portfolio

What is the Portfolio's goal?

              The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. The Portfolio invests primarily, under normal circumstances, at least 65% of its assets in issuers located outside of the United States. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.


The Portfolio has adopted a new policy that became effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities.We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception - with the average annual returns compared to the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index. The Salomon Smith Barney Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

            Year-by-year total return (The International Fixed Income Portfolio)

        9.68%             -5.04%            -1.61%             -1.76%
--------------------------------------------------------------------------------
        1998               1999             2000                2001


As of March 31, 2002, The International Fixed Income Portfolio had a calendar year-to-date return of -0.11%. During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 8.62% for the quarter ended December 31, 2000 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.


                                                                       Average annual returns for periods ending 12/31/01

                                                                                                          Since inception
The International Fixed Income Portfolio                                                 1 year                 (4/11/97)
Return before taxes                                                                      -1.76%                     0.96%

Return after taxes on distributions                                                      -1.76%                    -0.32%

Return after taxes on distributions and sale of Portfolio shares                         -1.07%                     0.16%

Salomon Smith Barney Non--U.S. World Government Bond Index
   (reflects no deduction for fees, expenses, or taxes)                                  -3.55%                     1.37%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Fixed Income Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price            None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                   None

                                                                  Purchase reimbursement fees                               None

                                                                  Redemption reimbursement fees                             None

                                                                  Exchange fees                                             None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                              0.50%
The International Fixed Income Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                     None

                                                                  Other expenses(1)                                        0.19%

                                                                  Total operating expenses(1)                              0.69%
 -----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                    $70
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                  $221
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                                  $384
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                                 $859
shown here.

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.41% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Asset Allocation Portfolio

What are the Portfolio's goals?

              The Asset Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in domestic equity and fixed-income securities, including domestic equity and fixed-income Portfolios of the Fund. The Portfolio may also invest in international equity and fixed-income securities, including international equity and fixed-income Portfolios of the Fund. The Portfolio will generally invest at least 20% of its net assets in fixed-income securities, including fixed-income Portfolios of the Fund. The Portfolio will pursue its investment objectives through active asset allocation implemented primarily with investments in a combination of the Portfolios of the Fund. The Portfolio may also separately invest directly in the same securities and employ the same investment strategies as any of the Portfolios of the Fund, to the extent consistent with the Portfolio's investment objectives. The Portfolio may invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Portfolios of the Fund, hedging of the Portfolios' investment positions, or making investments in asset classes not available in the Portfolios of the Fund. While it is anticipated that at most times the Portfolio will be primarily invested in the Portfolios of the Fund, it is possible, from time to time, for the Portfolio to be substantially invested directly in securities. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

As described above, the Portfolios of the Fund include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that the Portfolio will invest in a different combination of securities and Portfolios of the Fund. In allocating the Portfolio's assets, we will evaluate the expected return of the Portfolios of the Fund, the volatility of the Portfolios of the Fund (i.e., the variability of returns from one period to the next), and the correlation of the Portfolios of the Fund (i.e. the degree to which the Portfolios of the Fund move together).

The Portfolios of the Fund that will currently be considered for investment by The Asset Allocation Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Portfolio of the Fund, see the discussion of each such Portfolio in this Prospectus. The list of Portfolios of the Fund may change from time to time, and Portfolios of the Fund may be added or deleted upon our recommendation without shareholder approval.

--------------------------------------------------------------------------------
Asset Class                Portfolio of the Fund
-----------                ---------------------

U.S. Equity                The Large-Cap Value Equity Portfolio
                           The Large-Cap Growth Equity Portfolio
                           The Focused Value Portfolio
                           The Mid-Cap Growth Equity Portfolio
                           The Small-Cap Value Equity Portfolio
                           The Small-Cap Growth Equity Portfolio
                           The Real Estate Investment Trust Portfolio
                           The Real Estate Investment Trust Portfolio II
                           The All-Cap Growth Equity Portfolio

International Equity       The Emerging Markets Portfolio
                           The Global Equity Portfolio
                           The International Equity Portfolio
                           The International Large-Cap Equity Portfolio
                           The Labor Select International Equity Portfolio
                           The International Small-Cap Portfolio

Fixed Income               The Core Fixed Income Portfolio
                           The Core Plus Fixed Income Portfolio
                           The Intermediate Fixed Income Portfolio
                           The Global Fixed Income Portfolio
                           The High-Yield Bond Portfolio
                           The International Fixed Income Portfolio

The percentage ranges targeted for the Portfolio by broad asset class are set forth below. The percentage ranges applicable to each asset class may be changed from time to time without the approval of shareholders.

Asset Class                Percentage Ranges of Investment in Asset Classes
-----------                ------------------------------------------------

U.S. Equity                                30% - 70%
International Equity                        5% - 30%
Fixed Income                               20% - 65%
Cash                                        0% - 35%

The Portfolio will generally be invested in at least three Portfolios of the Fund, consistent with the table above. The Portfolio may invest up to 100% of its total assets in cash or other money market instruments for temporary, defensive purposes. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objectives.

The Portfolio will indirectly bear its pro rata share of the fees and expenses incurred by the Portfolios of the Fund that are applicable to direct shareholders of such Portfolios of the Fund. The investment returns of the Portfolio, therefore, will be net of the expenses of the Portfolios of the Fund in which it is invested.

--------------------------------------------------------------------------------
The Portfolio may, to the extent consistent with its investment objectives, invest its assets directly in the same types of securities and engage in the same types of investment strategies as those in which the Portfolios of the Fund invest. The Portfolio may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Portfolios of the Fund, to help protect the Portfolio against a decline in the value of the Portfolios of the Fund. The Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed.

The Portfolio, to the extent consistent with its investment objective, and certain of the Portfolios of the Fund, may purchase foreign securities; purchase high-yielding, high-risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; and enter into forward roll transactions.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's assets may be primarily invested in a combination of the Portfolios of the Fund. As a result, the Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of the Portfolio to meet its investment objectives may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as our allocation among those Portfolios of the Fund. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in the securities markets as a whole.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Asset Allocation Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                     purchases as a percentage of offering price             None

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                    None

                                                                  Purchase reimbursement fees                                None

                                                                  Redemption reimbursement fees                              None

                                                                  Exchange fees                                              None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment Advisory fees(1)                               0.05%
The Asset Allocation Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                      None

                                                                  Other expenses(1,2)                                       0.23%

                                                                  Total operating expenses(1)                               0.28%
------------------------------------------------------------------------------------------------------------------------------------
This example intended to help you compare the cost of             1 year                                                      $29
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                     $90
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.
------------------------------------------------------------------------------------------------------------------------------------
This example is calculated based on the same hypothetical         1 year                                                     $103
investment of $10,000 with an annual 5% return over the time
shown as used above, and assuming the estimated total             3 years                                                    $322
operating expenses of The Asset Allocation Portfolio noted
above, but also assuming the estimated average aggregate
total operating expenses of the Portfolios of the Fund
described below.(4) This is an example only, and does not
represent future expenses, which may be greater or less than those shown here.



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses of the Portfolio (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.15% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive and pay were deducted, investment advisory fees, other expenses and total operating expenses are expected to be 0.00%, 0.15% and 0.15%, respectively.
(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.
(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolios' total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1, but does assume the voluntary expense caps of the other Portfolios of the Fund.


The Asset Allocation Portfolio, as a shareholder in the Portfolios of the Fund, will indirectly bear its proportionate share of any management fees and other expenses paid by the Portfolios of the Fund. These fees and expenses, which are embedded in the prices of the shares of the other Portfolios of the Fund purchased by The Asset Allocation Portfolio, are in addition to the fees and expenses of The Asset Allocation Portfolio shown above. The average aggregate total operating expenses of the Portfolios of the Fund (including any voluntary expense caps) are estimated to be 0.73%, based on the actual operating expenses of the Portfolios of the Fund for the most recent fiscal year and the following static asset allocation assumptions: The Mid-Cap Growth Equity Portfolio - 25%; The Large-Cap Value Equity Portfolio - 25%; The International Equity Portfolio -15%; The High-Yield Bond Portfolio - 10%; and The Core Fixed Income Portfolio - 25%. Actual expenses will differ depending on the actual asset allocations among the Portfolios of the Fund in effect from time to time.

Additional Investment Information

 Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may invest in a broad selection of securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                              How we use them
-----------------------------------------------------------       ------------------------------------------------------------------
Common Stocks: Securities that represent shares of ownership      The Large-Cap Value Equity, The Large-Cap Growth Equity, The
in a corporation. Stockholders participate in the                 Focused Value, The Mid-Cap Growth Equity, The Small-Cap
corporation's profits and losses indirectly, as the value of      Value Equity, The Small-Cap Growth Equity, The Real Estate
a corporation's shares tends to change as the corporation's       Investment Trust, The Real Estate Investment Trust II, The
earnings fluctuate.                                               Global Equity, The International Equity, The Labor Select
                                                                  International Equity, The Emerging Markets, The
                                                                  International Small-Cap, The International Large-Cap Equity,
                                                                  The All-Cap Growth Equity and The Asset Allocation
                                                                  Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.

Corporate Bonds: Debt obligations issued by a corporation.        The Intermediate Fixed Income and The Core Fixed Income
                                                                  Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least BBB by
                                                                  S&P or Baa by Moody's), or deemed equivalent. The Global
                                                                  Fixed Income Portfolio may invest in foreign and U.S.
                                                                  corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The
                                                                  International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The
                                                                  High-Yield Bond Portfolio will focus its investments on
                                                                  corporate bonds rated at least B- by S&P or B3 by Moody's.
                                                                  The Core Plus Fixed Income Portfolio may invest in bonds
                                                                  rated in one of the four highest rating categories for its
                                                                  U.S. Investment Grade Sector, and it may invest in bonds
                                                                  rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield Sector. Up to 35% of The Emerging
                                                                  Markets Portfolio's net assets may be invested in debt
                                                                  securities issued by emerging country companies. The
                                                                  Small-Cap Growth Equity Portfolio may invest up to 35% of
                                                                  its assets in debt securities, all of which must be rated
                                                                  within the four highest categories or deemed to be of
                                                                  comparable quality. The Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in corporate bonds rated
                                                                  B or below when the investment advisor believes that capital appreciation from those securities is likely. Debt
                                                                  securities may be acquired by The All-Cap Growth Equity and
                                                                  The Asset Allocation Portfolios and those securities may be rated below investment grade, or unrated. In the case of The
                                                                  All-Cap Growth Equity Portfolio, investments in such
                                                                  securities that are rated below investment grade or unrated will be limited to no more than 5% of its assets. The Global
                                                                  Equity Portfolio may invest up to 35% of its assets in
                                                                  corporate bonds rated in one of the top two rating
                                                                  categories, or, if unrated, deemed to be of comparable
                                                                  quality. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be corporate bonds, and some or all of
                                                                  which may be investment grade, below investment grade, or
                                                                  unrated. The International Equity, The Labor Select
                                                                  International Equity and The International Large-Cap Equity
                                                                  Portfolios may invest up to 15% of their assets in foreign debt instruments when attractive opportunities are
                                                                  available. Effective May 1, 2002, The Small-Cap Value
                                                                  Equity, The Small-Cap Growth Equity, and The Global Equity
                                                                  Portfolios will each limit investments in the debt
                                                                  securities described herein to 20% of net assets.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  65

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                              How we use them
-----------------------------------------------------------       ------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or               The Large-Cap Growth Equity, The Focused Value, The
corporate bonds that can be exchanged for a set number of         Small-Cap Value Equity, The Small-Cap Growth Equity, The
shares of common stock at a predetermined price. These            International Equity, The International Small-Cap, The
securities offer higher appreciation potential than               International Large-Cap Equity, The All-Cap Growth Equity,
nonconvertible bonds and greater income potential than            The High-Yield Bond and The Asset Allocation Portfolios may
nonconvertible preferred stocks.                                  invest a portion of their assets in convertible securities in any industry, and The Real Estate Investment Trust
                                                                  Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. Convertible
                                                                  securities acquired by The Focused Value, The Small-Cap
                                                                  Value Equity, The Real Estate Investment Trust, The
                                                                  International Small-Cap, The High-Yield Bond and The Asset
                                                                  Allocation Portfolios may be rated below investment grade or unrated. The Real Estate Investment Trust, The Emerging
                                                                  Markets, The International Small-Cap, The High-Yield Bond
                                                                  and The Asset Allocation Portfolios may invest in
                                                                  convertible preferred stocks that offer various yield,
                                                                  dividend or other enhancements. Such enhanced convertible
                                                                  preferred securities include instruments like PERCS
                                                                  (Preferred Equity Redemption Cumulation Stock), PRIDES
                                                                  (Preferred Redeemable Increased Dividend Equity Securities)
                                                                  and DECS (Dividend Enhanced Convertible Securities).

Mortgage-Backed Securities: Fixed-income securities that          The Intermediate Fixed Income, The Core Fixed Income, The
represent pools of mortgages, with investors receiving            Core Plus Fixed Income, The Global Fixed Income, The Real
principal and interest payments as the underlying mortgage        Estate Investment Trust and The Asset Allocation Portfolios
loans are paid back. Many are issued and guaranteed against       may invest in mortgage-backed securities issued or
default by the U.S. government or its agencies or                 guaranteed by the U.S. government, its agencies or
instrumentalities, such as the Federal Home Loan Mortgage         instrumentalities or by government sponsored corporations.
Corporation, the Fannie Mae and the Government National           For The Intermediate Fixed Income and The Core Fixed Income
Mortgage Association. Others are issued by private financial      Portfolios, all securities will be rated investment grade at
institutions, with some fully collateralized by certificates      the time of purchase.
issued or guaranteed by the government or its agencies or
instrumentalities.

Collateralized Mortgage Obligations (CMOs) and Real Estate        The Intermediate Fixed Income, The Core Fixed Income, The
Mortgage Investment Conduits (REMICs): CMOs are privately         Core Plus Fixed Income, The Global Fixed Income, The Real
issued mortgage-backed bonds whose underlying value is the        Estate Investment Trust and The Asset Allocation Portfolios
mortgages that are collected into different pools according       may invest in CMOs and REMICs. Certain CMOs and REMICs may
to their maturity. They are issued by U.S. government             have variable or floating interest rates and others may be
agencies and private issuers. REMICs are privately issued         stripped. Stripped mortgage securities are generally
mortgage-backed bonds whose underlying value is a fixed pool      considered illiquid and to such extent, together with any
of mortgages secured by an interest in real property. Like        other illiquid investments, will not exceed that Portfolio's
CMOs, REMICs offer different pools.                               limit on illiquid securities. In addition, subject to
                                                                  certain quality and collateral limitations, The Intermediate
                                                                  Fixed Income, The Core Fixed Income, The Core Plus Fixed
                                                                  Income and The Asset Allocation Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed
                                                                  securities.

Asset-Backed Securities: Bonds or notes backed by accounts        The Intermediate Fixed Income, The Core Fixed Income, The
receivables, including home equity, automobile or credit          Core Plus Fixed Income and The Asset Allocation Portfolios
loans.                                                            may invest in asset-backed securities rated in one of the
                                                                  four highest rating categories by an NRSRO.

Real Estate Investment Trusts (REITs): REITs are pooled           The Real Estate Investment Trust Portfolios may invest
investment vehicles which invest primarily in                     without limitation in shares of REITs. The Focused Value,
income-producing real estate or real estate related loans or      The Small-Cap Value Equity, The International Small-Cap and
interests. REITs are generally classified as equity REITs,        The Asset Allocation Portfolios may also invest in REITs
mortgage REITs or a combination of equity and mortgage            consistent with their investment objectives and policies.
REITs. Equity REITs invest the majority of their assets
directly in real property and derive income primarily from
the collection of rents. Equity REITs can also realize
capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection
of interest payments.

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                      Securities                                                              How we use them
-----------------------------------------------------------       ------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities are          Each Portfolio may invest in U.S. government securities for
backed by the "full faith and credit" of the United States.       temporary purposes or otherwise, as is consistent with its
Securities issued or guaranteed by federal agencies and U.S.      investment objectives and policies. These securities are
government sponsored instrumentalities may or may not be          issued or guaranteed as to the payment of principal and
backed by the "full faith and credit" of the United States.       interest by the U.S. government, or by various agencies or
In the case of securities not backed by the "full faith and       instrumentalities which have been established or sponsored
credit" of the United States, investors in such securities        by the U.S. government.
look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

Foreign Government Securities: Debt issued by a government        Foreign government securities purchased by The Global Fixed
other than the United States or by an agency,                     Income and The International Fixed Income Portfolios will
instrumentality or political subdivision of such                  generally be rated in one of the top two rating categories
governments.                                                      or, if unrated, deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in
                                                                  fixed-income securities rated, or comparable to securities rated, below BBB. The fixed-income securities in which The
                                                                  Global Equity Portfolio, The International Equity Portfolio,
                                                                  The Labor Select International Equity Portfolio, The
                                                                  Emerging Markets Portfolio, The International Small-Cap
                                                                  Portfolio, The International Large-Cap Equity Portfolio and
                                                                  The Asset Allocation Portfolio may invest include those
                                                                  issued by foreign governments.

Repurchase Agreements: An agreement between a buyer, such as      While each Portfolio is permitted to do so, it normally does
a Portfolio, and a seller of securities in which the seller       not invest in repurchase agreements except to invest cash
agrees to buy the securities back within a specified time at      balances or for temporary defensive purposes. In order to
the same price the buyer paid for them, plus an amount equal      enter into these repurchase agreements, a Portfolio must
to an agreed upon interest rate. Repurchase agreements are        have collateral of at least 102% of the repurchase price.
often viewed as equivalent to cash.                               Each Portfolio will only enter into repurchase agreements in which the collateral is composed of U.S. government
                                                                  securities. The Large-Cap Value Equity, The Mid-Cap Growth
                                                                  Equity, The International Equity, The Intermediate Fixed
                                                                  Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth
                                                                  Equity, The Focused Value, The Small-Cap Growth Equity, The
                                                                  Small-Cap Value Equity, The Real Estate Investment Trust,
                                                                  The Global Equity, The Labor Select International Equity,
                                                                  The Emerging Markets, The International Small-Cap, The
                                                                  International Large-Cap Equity, The All-Cap Growth Equity,
                                                                  The Core Fixed Income, The High-Yield Bond, The
                                                                  International Fixed Income and The Asset Allocation
                                                                  Portfolios may invest no more than 15% of net assets in
                                                                  repurchase agreements having a maturity in excess of seven days.

Restricted Securities: Privately placed securities whose          Each Portfolio may invest in restricted securities,
resale is restricted under securities law.                        including securities eligible for resale without
                                                                  registration pursuant to Rule 144A under the Securities Act of 1933. To the extent restricted securities are illiquid, a
                                                                  Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See
                                                                  "Illiquid Securities" below.

Illiquid Securities: Securities that do not have a ready          The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
market, and cannot be easily sold within seven days at            International Equity, The Intermediate Fixed Income and The
approximately the price that the Fund has valued them.            Global Fixed Income Portfolios may invest no more than 10%
Illiquid securities include repurchase agreements maturing        of net assets in illiquid securities. The Large-Cap Growth
in more than seven days.                                          Equity, The Focused Value, The Small-Cap Value Equity, The
                                                                  Small-Cap Growth Equity, The Real Estate Investment Trust,
                                                                  The Global Equity, The Labor Select International Equity,
                                                                  The Emerging Markets, The International Small-Cap, The
                                                                  International Large-Cap Equity, The All-Cap Growth Equity,
                                                                  The Core Fixed Income, The High-Yield Bond, The
                                                                  International Fixed Income and The Asset Allocation
                                                                  Portfolios may invest no more than 15% of net assets in
                                                                  illiquid securities.
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                                                                                                                                  67

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                      Securities                                                              How we use them
-----------------------------------------------------------       ------------------------------------------------------------------
Short-Term Debt Investments: These instruments include (1)        Each Portfolio may invest in these instruments either as a
time deposits, certificates of deposit and bankers                means to achieve its investment objective or, more commonly,
acceptances issued by a U.S. commercial bank; (2) commercial      as temporary defensive investments or pending investment in
paper of the highest quality rating; (3) short-term debt          the Portfolio's principal investment securities. When
obligations with the highest quality rating; (4) U.S.             investing all or a significant portion of a Portfolio's
government securities; and (5) repurchase agreements              assets in these instruments, a Portfolio may not be able to
collateralized by those instruments.                              achieve its investment objective.

Time Deposits: Time deposits are non-negotiable deposits          Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period        purchased by any of the following Portfolios, and time
of time at a stated interest rate.                                deposits maturing from two business days through seven
                                                                  calendar days will not exceed 10% of the total assets of The
                                                                  Large-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                  International Equity, The Intermediate Fixed Income and The
                                                                  Global Fixed Income Portfolios; and 15% of the total assets of The Large-Cap Growth Equity, The Focused Value, The
                                                                  Small-Cap Value Equity, The Small-Cap Growth Equity, The
                                                                  Real Estate Investment Trust, The Global Equity, The Labor
                                                                  Select International Equity, The Emerging Markets, The
                                                                  International Small-Cap, The International Large-Cap Equity,
                                                                  The All-Cap Growth Equity, The Core Fixed Income, The
                                                                  High-Yield Bond, The Core Plus Fixed Income, The
                                                                  International Fixed Income and The Asset Allocation
                                                                  Portfolios.

When-Issued and Delayed-Delivery Securities: In these             Each Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment and          delayed delivery basis. The Portfolios may not enter into
delivery taking place in the future in order to secure what       when-issued commitments exceeding, in the aggregate, 15% of
is considered to be an advantageous yield or price at the         the market value of the Portfolio's total assets less
time of the transaction. The payment obligations and the          liabilities other than the obligations created by these
interest rates that will be received are each fixed at the        commitments. Each Portfolio will designate cash or
time a Portfolio enters into the commitment and no interest       securities in amounts sufficient to cover its obligations,
accrues to the Portfolio until settlement. Thus, it is            and will value the designated assets daily.
possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.

Securities Lending: These transactions involve the loan of        Each Portfolio may loan up to 25% of its assets to qualified
securities owned by a Portfolio to qualified dealers and          brokers/dealers or institutional investors. These
investors for their use relating to short-sales or other          transactions, if any, will generate additional income for
securities transactions.                                          the Portfolios.

Investment Company Securities: Investment company securities      The Asset Allocation Portfolio operates as a "fund of funds"
issued by registered or unregistered domestic or foreign          and its assets will consist largely of investments that it
investment companies.                                             makes in other investment companies, consistent with the
                                                                  1940 Act requirements. These investments involve an indirect payment of a portion of the expenses, including advisory
                                                                  fees, of such other investment companies.

Borrowing From Banks: The Portfolios may have pre-existing        Each Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit them to borrow money          facilitate redemptions. No Portfolio has the intention of
from time to time.                                                increasing its net income through borrowing.

Zero Coupon and Pay-In-Kind Bonds: Zero coupon bonds are          The Emerging Markets Portfolio may invest up to 35% and The
debt obligations which do not entitle the holder to any           International Small-Cap Portfolio may invest up to 15% of
periodic payments of interest prior to maturity or a              their respective net assets in fixed-income securities,
specified date when the securities begin paying current           including zero coupon bonds. The High-Yield Bond Portfolio
interest, and therefore are issued and traded at a discount       may also purchase zero coupon bonds and PIK bonds, although
from their face amounts or par value. Pay-in-kind ("PIK")         it generally does not purchase a substantial amount of these
bonds pay interest through the issuance to holders of             bonds. The Core Plus Fixed Income Portfolio may also
additional securities.                                            purchase these securities consistent with its investment
                                                                  objective.
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                      Securities                                                              How we use them
-----------------------------------------------------------       ------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary          The Large-Cap Value Equity, The Large-Cap Growth Equity, The
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs      Focused Value, The Mid-Cap Growth Equity, The Small-Cap
are receipts issued by a U.S. depositary (usually a U.S.          Value Equity, The Small-Cap Growth Equity, The Real Estate
bank) and EDRs and GDRs are receipts issued by a depositary       Investment Trust, The Global Equity, The International
outside of the U.S. (usually a non-U.S. bank or trust             Equity, The Labor Select International Equity, The Emerging
company or a foreign branch of a U.S. bank). Depositary           Markets, The International Small-Cap, The International
receipts represent an ownership interest in an underlying         Large-Cap Equity, The All-Cap Growth Equity, The Global
security that is held by the depositary. Generally, the           Fixed Income, The International Fixed Income and The Asset
underlying security represented by an ADR is issued by a          Allocation Portfolios may invest in sponsored and
foreign issuer and the underlying security represented by an      unsponsored ADRs. Such ADRs that The Large-Cap Value Equity,
EDR or GDR may be issued by a foreign or U.S. issuer.             The Large-Cap Growth Equity, The Focused Value, The Mid-Cap
Sponsored depositary receipts are issued jointly by the           Growth Equity, The Small-Cap Value Equity, The Small-Cap
issuer of the underlying security and the depositary, and         Growth Equity, The Real Estate Investment Trust and The
unsponsored depositary receipts are issued by the depositary      Asset Allocation Portfolios may invest in will be those that
without the participation of the issuer of the underlying         are actively traded in the United States.
security. Generally, the holder of the depositary receipt is
entitled to all payments of interest, dividends or capital        In conjunction with their investments in foreign securities,
gains that are made on the underlying security.                   The Focused Value, The Global Equity, The International
                                                                  Equity, The Labor Select International Equity, The Emerging
                                                                  Markets, The International Small-Cap, The International
                                                                  Large-Cap Equity, The All-Cap Growth Equity, The Global
                                                                  Fixed Income, The International Fixed Income and The Asset
                                                                  Allocation Portfolios may also invest in sponsored and
                                                                  unsponsored EDRs and GDRs. In addition, The Small-Cap Growth
                                                                  Equity Portfolio may invest in sponsored and unsponsored
                                                                  GDRs subject to its 10% limit on investments in foreign
                                                                  securities.

Brady Bonds: These are debt securities issued under the           The Global Fixed Income, The International Fixed Income, The
framework of the Brady Plan, an initiative announced by the       Emerging Markets, The International Small-Cap and The Asset
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a           Allocation Portfolios may invest in Brady Bonds consistent
mechanism for debtor nations to restructure their                 with their respective investment objectives. We believe that
outstanding external indebtedness (generally, commercial          economic reforms undertaken by countries in connection with
bank debt).                                                       the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady
                                                                  Bonds a viable opportunity for investment.

Futures and Options: A futures contract is a bilateral            The Focused Value, The Mid-Cap Growth Equity, The Small-Cap
agreement providing for the purchase and sale of a specified      Value Equity, The Small-Cap Growth Equity, The Real Estate
type and amount of a financial instrument, or for the making      Investment Trust, The Global Equity, The Emerging Markets,
and acceptance of a cash settlement, at a stated time in the      The International Small-Cap, The International Large-Cap
future for a fixed price. A call option is a short-term           Equity, The All-Cap Growth Equity, The Intermediate Fixed
contract pursuant to which the purchaser of the call option,      Income, The Core Fixed Income, The Core Plus Fixed Income
in return for the premium paid, has the right to buy the          and The Asset Allocation Portfolios may invest in futures,
security or other financial instrument underlying the option      options and closing transactions related thereto. These
at a specified exercise price at any time during the term of      activities will not be entered into for speculative
the option. A put option is a similar contract which gives        purposes, but rather for hedging purposes and to facilitate
the purchaser of the put option, in return for a premium,         the ability to quickly deploy into the market a Portfolio's
the right to sell the underlying security or other financial      cash, short-term debt securities and other money market
instrument at a specified price during the term of the            instruments at times when the Portfolio's assets are not
option.                                                           fully invested. A Portfolio may only enter into these
                                                                  transactions for hedging purposes if it is consistent with its respective investment objective and policies. A
                                                                  Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the
                                                                  aggregate, exceed 25% of the Portfolio's assets, or 20% of
                                                                  The Real Estate Investment Trust Portfolio's total assets.
                                                                  In addition, The Global Equity, The Emerging Markets, The
                                                                  International Large-Cap Equity, The International Fixed
                                                                  Income and The Asset Allocation Portfolios may enter into
                                                                  futures contracts, purchase or sell options on futures
                                                                  contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such
                                                                  activities to hedge or "cross hedge" the currency risks
                                                                  associated with their investments. Generally, futures
                                                                  contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign
                                                                  currencies operate similarly to options on securities. See also "Foreign Currency Transactions" below.
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                                                                                                                                  69

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                      Securities                                                              How we use them
-----------------------------------------------------------       ------------------------------------------------------------------
Foreign Currency Transactions: Transactions: Several              Although The Global Equity, The International Equity, The
Portfolios will invest in securities of foreign issuers and       Labor Select International Equity, The Emerging Markets, The
may hold foreign currency. In addition, several Portfolios        International Small-Cap, The International Large-Cap Equity,
may enter into contracts to purchase or sell foreign              The Global Fixed Income, The International Fixed Income, The
currencies at a future date (i.e., a "forward foreign             Small-Cap Value Equity, The Small-Cap Growth Equity, The
currency" contract or "forward" contract). A forward              Real Estate Investment Trust, The All-Cap Growth Equity, The
contract involves an obligation to purchase or sell a             High-Yield Bond and The Asset Allocation Portfolios value
specific currency at a future date, which may be any fixed        their assets daily in terms of U.S. dollars, they do not
number of days from the date of the contract, agreed upon by      intend to convert their holdings of foreign currencies into
the parties, at a price set at the time of the contract. A        U.S. dollars on a daily basis. A Portfolio may, however,
Portfolio may enter into forward contracts to "lock in" the       from time to time, purchase or sell foreign currencies
price of a security it has agreed to purchase or sell, in         and/or engage in forward foreign currency transactions in
terms of U.S. dollars or other currencies in which the            order to expedite settlement of Portfolio transactions and
transaction will be consummated.                                  to minimize currency value fluctuations.

Interest Rate Swap and Index Swap Agreements: In an interest      The Intermediate Fixed Income, The Core Fixed Income and The
rate swap, a fund receives payment from another party based       Core Plus Fixed Income Portfolios may use interest rate
on a floating interest rate in return for making payments         swaps to adjust each Portfolio's sensitivity to interest
based on a fixed interest rate. An interest rate swap can         rates by changing its duration. We may also use interest
also work in reverse, with a fund receiving payments based        rate swaps to hedge against changes in interest rates. We
on a fixed interest rate and making payments based on a           use index swaps to gain exposure to markets that the
floating interest rate. In an index swap, a fund receives         Portfolios invest in, such as the corporate bond market. We
gains or incurs losses based on the total return of an            may also use index swaps as a substitute for futures,
index, in exchange for making fixed or floating interest          options or forward contracts if such contracts are not
rate payments to another party.                                   directly available to the Portfolios on favorable terms.

                                                                  Interest rate swaps and index swaps will be considered
                                                                  illiquid securities.
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Risk Factors

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

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                          Risks                                                        How we strive to manage them
-----------------------------------------------------------       ------------------------------------------------------------------
Market Risk is the risk that all or a majority of the             The value of each Portfolio's holdings, whether equity or
securities in a certain market - like the stock or bond           fixed income in orientation, fluctuates in response to
market - will decline in value because of factors such as         events affecting markets. In a declining market environment,
economic conditions, future expectations or investor              the value of the Portfolios' securities will generally
confidence.                                                       decline as well. We maintain a long-term approach and focus on securities that we believe can continue to provide
Index swaps are subject to the same market risks as the           returns over an extended period of time regardless of these
investment market or sector that the index represents.            interim market fluctuations. Generally, we do not try to
Depending on the actual movements of the index and how well       predict overall market movements or trade for short-term
the portfolio manager forecasts those movements, a fund           purposes.
could experience a higher or lower return than anticipated.
                                                                  In evaluating the use of an index swap for The Intermediate
                                                                  Fixed Income, The Core Fixed Income and The Core Plus Fixed
                                                                  Income Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent.
                                                                  When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful
                                                                  credit analysis before engaging in the transaction.

Industry and Security Risk is the risk that the value of          The Real Estate Investment Trust Portfolios concentrate
securities in a particular industry or the value of an            their investments in the real estate industry. As a
individual stock or bond will decline because of changing         consequence, the net asset value of each Portfolio can be
expectations for the performance of that industry or for the      expected to fluctuate in light of the factors affecting that
individual company issuing the stock or bond. Portfolios          industry, and may fluctuate more widely than a portfolio
that concentrate their investments in a particular industry       that invests in a broader range of industries. Each Real
or individual security are considered to be subject to            Estate Investment Trust Portfolio may be more susceptible to
greater risks than Portfolios that are not concentrated.          any single economic, political or regulatory occurrence
                                                                  affecting the real estate industry.

                                                                  The Focused Value Portfolio may invest more than 25% of its net assets in any one industry, and may also, from time to time, be highly concentrated in closely related industries.
                                                                  As a result, the Portfolio may be more susceptible to any
                                                                  single economic, political or regulatory occurrence
                                                                  affecting a particular industry or closely related
                                                                  industries.

                                                                  With the exception of The Real Estate Investment Trust
                                                                  Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                                  Portfolio's investment objective. To seek to reduce these
                                                                  risks for all Portfolios, we limit investments in any
                                                                  individual security and we follow a rigorous selection
                                                                  process before choosing securities for the Portfolios.
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                                                                                                                                  71

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                          Risks                                                        How we strive to manage them
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Interest Rate Risk is the risk that securities, particularly      The Portfolios, especially those that invest significantly
bonds with longer maturities, will decrease in value if           in fixed-income securities, are subject to various interest
interest rates rise and increase in value if interest rates       rate risks depending upon their investment objectives and
fall. Investments in equity securities issued by small and        policies. We cannot eliminate that risk, but we do try to
medium sized companies, which often borrow money to finance       address it by monitoring economic conditions, especially
operations, may also be adversely affected by rising              interest rate trends and their potential impact on the
interest rates.                                                   Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and
Swaps may be particularly sensitive to interest rate              aggressively capitalizing on interest rate movements. The
changes. Depending on the actual movements of interest rates      Intermediate Fixed Income and The Core Fixed Income
and how well the portfolio manager anticipates them, a            Portfolios seek to maintain as the core of their investment
portfolio could experience a higher or lower return than          portfolios, short- and intermediate-term debt securities
anticipated. For example, if a portfolio holds interest rate      (under ten years). The Global Fixed Income and The
swaps and is required to make payments based on variable          International Fixed Income Portfolios anticipate that
interest rates, it will have to make increased payments if        average weighted maturity will be in the five-to-ten year
interest rates rise, which will not necessarily be offset by      range, with a possible shift beyond ten years in a declining
the fixed-rate payments it is entitled to receive under the       interest rate environment and a possible shortening below
swap agreement.                                                   five years in a rising interest rate environment.

                                                                  The High-Yield Bond Portfolio, by investing primarily in
                                                                  bonds rated B- or higher by S&P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See
                                                                  "Lower Rated Fixed-Income Securities" below. The Real Estate
                                                                  Investment Trust Portfolios, by investing primarily in
                                                                  securities of real estate investment trusts, and the other
                                                                  Portfolios that invest in those securities to a lesser
                                                                  degree, are subject to interest rate risk, in that as
                                                                  interest rates decline, the value of each Portfolio's
                                                                  investments in real estate investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment
                                                                  trusts holding fixed rate obligations can be expected to
                                                                  decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.

                                                                  The Intermediate Fixed Income, The Core Fixed Income and The
                                                                  Core Plus Fixed Income Portfolios, by investing in swaps,
                                                                  are subject to additional interest rate risk. The Portfolios will not invest in interest rate or index swaps with
                                                                  maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid
                                                                  securities to cover that amount.

                                                                  The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
                                                                  Small-Cap Growth Equity, The International Small-Cap and The
                                                                  All-Cap Growth Equity Portfolios and, to a lesser extent,
                                                                  The Focused Value Portfolio, invest in small- or mid-cap
                                                                  companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and
                                                                  its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into
                                                                  consideration before a stock is purchased.

Foreign Risk is the risk that foreign securities may be           The Global Equity, The International Equity, The Labor
adversely affected by political instability, changes in           Select International Equity, The Emerging Markets, The
currency exchange rates, foreign economic conditions or           International Small-Cap, The International Large-Cap Equity,
inadequate regulatory and accounting standards. In addition,      The Global Fixed Income and The International Fixed Income
there is the possibility of expropriation, nationalization        Portfolios will invest in securities of foreign issuers,
or confiscatory taxation, taxation of income earned in            which normally are denominated in foreign currencies, and
foreign nations or other taxes imposed with respect to            may hold foreign currencies directly. The Small-Cap Growth
investments in foreign nations, foreign exchange controls,        Equity, The Real Estate Investment Trust, The All-Cap Growth
which may include suspension of the ability to transfer           Equity and The High-Yield Bond Portfolios may invest up to
currency from a given country, and default in foreign             10% of their respective total assets; The Large-Cap Growth
government securities. As a result of these factors, foreign      Equity Portfolio may invest up to 20% of its total assets;
securities markets may be less liquid and more volatile than      and The Small-Cap Value Equity Portfolio may invest up to
U.S. markets and the Portfolios may experience difficulties       25% of its assets in foreign securities. The Focused Value
and delays in converting foreign currencies back into U.S.        and The Mid-Cap Growth Equity Portfolios typically invest
dollars. Such events may cause the value of certain foreign       only a small portion of their assets in foreign securities,
securities to fluctuate widely and may make it difficult to       usually through depositary receipts denominated in U.S.
accurately value foreign securities.                              dollars and traded on a U.S. exchange. The Asset Allocation
                                                                  Portfolio, to the extent consistent with its investment
Several European countries began participating in the             objective, may also purchase foreign securities. For those
European Economic and Monetary Union, which has established       Portfolios investing primarily in foreign securities, we
a common currency for participating countries. This currency      attempt to reduce the risks presented by such investments by
is commonly known as the "Euro." The long-term consequences       conducting world-wide fundamental research with an emphasis
of the Euro conversion for foreign exchange rates, interest       on company visits. In addition, we monitor current economic
rates and the value of European securities in which the           and market conditions and trends, the political and
Portfolios may invest are unclear. The consequences may           regulatory environment and the value of currencies in
adversely affect the value and/or increase the volatility of      different countries in an effort to identify the most
securities held by the Portfolios.                                attractive countries and securities. Additionally, when
                                                                  currencies appear significantly overvalued compared to
                                                                  average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.
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                          Risks                                                        How we strive to manage them
-----------------------------------------------------------       ------------------------------------------------------------------
Currency Risk is the risk that the value of an investment         The Portfolios described above that are subject to foreign
may be negatively affected by changes in foreign currency         risk may be affected by changes in currency rates and
exchange rates. Adverse changes in exchange rates may reduce      exchange control regulations and may incur costs in
or eliminate any gains produced by investments that are           connection with conversions between currencies. To hedge
denominated in foreign currencies and may increase losses.        this currency risk associated with investments in non-U.S.
                                                                  dollar denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special
                                                                  risks which do not typically arise in connection with
                                                                  investments in U.S. securities. In addition, The Global
                                                                  Equity, The Emerging Markets, The International Small-Cap,
                                                                  The International Large-Cap Equity, The International Fixed
                                                                  Income and The Asset Allocation Portfolios may engage in
                                                                  foreign currency options and futures transactions.

Emerging Markets Risk is the possibility that the risks           The Emerging Markets Portfolio focuses its investments on
associated with international investing will be greater in        companies in these markets and The Global Equity, The
emerging markets than in more developed foreign markets           International Equity, The Labor Select International Equity,
because, among other things, emerging markets may have less       The International Small-Cap, The International Large-Cap
stable political and economic environments. In addition, in       Equity, The Global Fixed Income, The International Fixed
many emerging markets, there is substantially less publicly       Income, The Real Estate Investment Trust, The High-Yield
available information about issuers and the information that      Bond and The Asset Allocation Portfolios may invest a
is available tends to be of a lesser quality. Economic            portion of their assets in securities of issuers located in
markets and structures tend to be less mature and diverse         emerging markets. The Portfolios cannot eliminate these
and the securities markets which are subject to less              risks but will attempt to reduce these risks through
government regulation or supervision may also be smaller,         portfolio diversification, credit analysis, and attention to
less liquid and subject to greater price volatility.              trends in the economy, industries and financial markets and other relevant factors.

Lower Rated Fixed-Income Securities (high-yield, high-risk        The International Fixed Income, The Global Fixed Income and
securities), while generally having higher yields, are            The Asset Allocation Portfolios may invest up to 5%, 5% and
subject to reduced creditworthiness of issuers, increased         55%, respectively, of their assets in high-risk, high-yield
risks of default and a more limited and less liquid               fixed-income securities of foreign governments including,
secondary market than higher rated securities. These              with specified limitations, Brady Bonds. The High-Yield Bond
securities are subject to greater price volatility and risk       Portfolio invests primarily in lower-rated fixed-income
of loss of income and principal than are higher rated             securities in an effort to attain higher yields, and this is
securities. Lower rated and unrated fixed-income securities       a primary risk of investing in this Portfolio. The Core Plus
tend to reflect short-term corporate and market developments      Fixed Income and The All-Cap Growth Equity Portfolios may
to a greater extent than higher rated fixed-income                invest up to 30% and 5%, respectively, of their assets in
securities, which react primarily to fluctuations in the          such securities. The Emerging Markets Portfolio may invest
general level of interest rates. Fixed-income securities of       up to 35% of its assets and The International Small-Cap
this type are considered to be of poor standing and               Portfolio may invest up to 15% of its net assets in
primarily speculative. Such securities are subject to a           high-yield, high-risk fixed-income securities, including
substantial degree of credit risk.                                Brady Bonds. See "Emerging Markets Risk" above. The
                                                                  Small-Cap Value Equity Portfolio may invest up to 25% of its net assets (up to 20% of its net assets, effective May 1,
                                                                  2002) in high-yield, high-risk securities rated below Baa by
                                                                  Moody's or BBB by S&P when the Portfolio's manager believes that capital appreciation from those securities is likely.
                                                                  The Portfolios will attempt to reduce these risks through
                                                                  portfolio diversification, credit analysis, attention to
                                                                  trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset
                                                                  class described in this Prospectus.


Liquidity Risk is the possibility that securities cannot be       We limit each Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price         described under "Additional Investment Information -
that the Portfolio values them.                                   Illiquid Securities."

                                                                  Swap agreements entered into by The Intermediate Fixed
                                                                  Income, The Core Fixed Income and The Core Plus Fixed Income
                                                                  Portfolios will be treated as illiquid securities. However, most swap dealers will be willing to repurchase interest
                                                                  rate swaps.
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                                                                                                                                  73

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                          Risks                                                        How we strive to manage them
-----------------------------------------------------------       ------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts, Forward          The Focused Value, The Mid-Cap Growth Equity, The Small-Cap
Contracts, and Certain Options used as investments for            Value Equity, The Small-Cap Growth Equity, The Real Estate
hedging and other non-speculative purposes involve certain        Investment Trust, The Global Equity, The International
risks. For example, a lack of correlation between price           Small-Cap, The International Large-Cap Equity, The All-Cap
changes of an option or futures contract and the assets           Growth Equity, The Intermediate Fixed Income, The Core Fixed
being hedged could render a Portfolio's hedging strategy          Income, The Core Plus Fixed Income and The Asset Allocation
unsuccessful and could result in losses. The same results         Portfolios may use certain options strategies or may use
could occur if movements of foreign currencies do not             futures contracts and options on futures contracts. The
correlate as expected by the investment advisor at a time         Portfolios will not enter into futures contracts and options
when a Portfolio is using a hedging instrument denominated        thereon to the extent that more than 5% of a Portfolio's
in one foreign currency to protect the value of a security        assets are required as futures contract margin deposits and
denominated in a second foreign currency against changes          premiums on options and only to the extent that obligations
caused by fluctuations in the exchange rate for the dollar        under such futures contracts and options thereon would not
and the second currency. If the direction of securities           exceed 20% of the Portfolio's total assets.
prices, interest rates or foreign currency prices is
incorrectly predicted, the Portfolio will be in a worse           See also "Foreign Risk" and "Currency Risk" above.
position than if such transactions had not been entered
into. In addition, since there can be no assurance that a
liquid secondary market will exist for any contract
purchased or sold, a Portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until
exercise or expiration, which could result in losses.
Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular risks
related to conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of an
organized exchange trading environment.

Zero Coupon and Pay-In-Kind Bonds are generally considered        The Emerging Markets, The International Small-Cap, The
to be more interest sensitive than income-bearing bonds, to       High-Yield Bond and The Core Plus Fixed Income Portfolios
be more speculative than interest-bearing bonds, and to have      may invest in zero coupon and pay-in-kind bonds to the
certain tax consequences which could, under certain               extent consistent with each Portfolio's investment
circumstances be adverse to a Portfolio. For example, a           objective. We cannot eliminate the risks of zero coupon
Portfolio accrues, and is required to distribute to               bonds, but we do try to address them by monitoring economic
shareholders, income on its zero coupon bonds. However, the       conditions, especially interest rate trends and their
Portfolio may not receive the cash associated with this           potential impact on the Portfolios.
income until the bonds are sold or mature. If the Portfolio
does not have sufficient cash to make the required
distribution of accrued income, the Portfolio could be
required to sell other securities in its portfolio or to
borrow to generate the cash required.

Portfolio Turnover rates reflect the amount of securities         The Focused Value, The All-Cap Growth Equity, The
that are replaced from the beginning of the year to the end       Intermediate Fixed Income, The Core Fixed Income, The Core
of the year by a Portfolio. The higher the amount of              Plus Fixed Income, The Global Fixed Income and The
portfolio activity, the higher the brokerage costs and other      International Fixed Income Portfolios will normally
transaction costs of a Portfolio are likely to be. The            experience annual portfolio turnover rates exceeding 100%,
amount of portfolio activity will also affect the amount of       but those rates are not expected to exceed 300% with respect
taxes payable by Portfolios' shareholders that are subject        to The Focused Value and The Core Fixed Income Portfolios,
to federal income tax, as well as the character (ordinary         250% with respect to The Intermediate Fixed Income and The
income vs. capital gains) of such tax obligations.                Core Plus Fixed Income Portfolios and 200% with respect to
                                                                  The Global Fixed Income and The International Fixed Income
                                                                  Portfolios.

Prepayment Risk is the risk that homeowners will prepay           The Intermediate Fixed Income, The Core Fixed Income, The
mortgages during periods of low interest rates, forcing an        Core Plus Fixed Income, The Global Fixed Income, The Real
investor to reinvest money at interest rates that might be        Estate Investment Trust and The Asset Allocation Portfolios
lower than those on the prepaid mortgage.                         may invest in Mortgage-Backed Securities, Collateralized
                                                                  Mortgage Obligations (CMOs) and Real Estate Mortgage
                                                                  Investment Conduits (REMICs). These Portfolios take into
                                                                  consideration the likelihood of prepayment when mortgages
                                                                  are selected. The Portfolios may look for mortgage
                                                                  securities that have characteristics that make them less
                                                                  likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Real Estate Industry Risk includes among others: possible         The Real Estate Investment Trust Portfolios operate as
declines in the value of real estate; risks related to            "non-diversified" funds as defined by the 1940 Act. As each
general and local economic conditions; possible lack of           Portfolio invests principally in REITs, it is more subject
availability of mortgage funds; overbuilding; extended            to the risks associated with the real estate industry.
vacancies of properties; increases in competition, property       Investors should carefully consider these risks before
taxes and operating expenses; changes in zoning laws; costs       investing in the Portfolios. To the extent The Focused
resulting from the clean-up of, and liability to third            Value, The Small-Cap Value Equity, The International
parties resulting from, environmental problems; casualty for      Small-Cap and The Asset Allocation Portfolios invest in
condemnation losses; uninsured damages from floods,               REITs, those Portfolios, although to a lesser degree than
earthquakes or other natural disasters; limitations on and        The Real Estate Investment Trust Portfolios, are subject to
variations in rents; and changes in interest rates. REITs         the same risks.
are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income under the
Internal Revenue Code of 1986, as amended, and/or to
maintain exemptions from the 1940 Act.
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                          Risks                                                        How we strive to manage them
-----------------------------------------------------------       ------------------------------------------------------------------
Non-Diversified Portfolios are believed to be subject to          The Focused Value, The Real Estate Investment Trust, The
greater risks because adverse effects on their security           Emerging Markets, The Global Fixed Income, The International
holdings may affect a larger portion of their overall             Fixed Income and The Asset Allocation Portfolios will not be
assets.                                                           diversified under the 1940 Act. This means these Portfolios may invest in securities of any one issuer in an amount
                                                                  greater than 5% of the Portfolio's total assets. However,
                                                                  each Portfolio will satisfy the Internal Revenue Code's
                                                                  diversification requirement, which requires that 50% of the
                                                                  Portfolio's assets be represented by cash, cash items,
                                                                  certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than
                                                                  5% of the Portfolio's total assets. With the exception of
                                                                  The Focused Value, The Real Estate Investment Trust and The
                                                                  Asset Allocation Portfolios, these Portfolios, in practice, do not intend to be heavily invested in any single
                                                                  particular industry. The Real Estate Investment Trust
                                                                  Portfolio will always be heavily invested in the real estate industry. The Focused Value Portfolio will always be
                                                                  invested in at least 20 issuers. Although the Asset
                                                                  Allocation Portfolio may be substantially invested in a
                                                                  relatively small number of Portfolios, most of these
                                                                  Portfolios are diversified or, if non-diversified, are
                                                                  nonetheless not heavily invested in any single issuer.

Transaction Costs Risk is the risk that the cost of buying,       The Large-Cap Growth Equity, The Focused Value, The
selling and holding foreign securities, including brokerage,      Small-Cap Value Equity, The Small-Cap Growth Equity, The
tax and custody costs, may be higher than those involved in       Real Estate Investment Trust, The Global Equity, The
domestic transactions.                                            International Equity, The Labor Select International Equity,
                                                                  The Emerging Markets, The International Small-Cap, The
                                                                  International Large-Cap Equity, The All-Cap Growth Equity,
                                                                  The High-Yield Bond, The Core Plus Fixed Income, The Global
                                                                  Fixed Income, The International Fixed Income and The Asset
                                                                  Allocation Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in
                                                                  foreign securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the
                                                                  Portfolios.
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                                                                                                                                  75


Management of the Fund

Trustees

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and trustees.

Fund Officers and Portfolio Managers

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd.
(The Emerging Markets Portfolio)
Prior to joining Delaware International in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Peter C. Andersen
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio
Mr. Andersen earned a Master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a Master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a Bachelor's degree in Mathematics/Physics from Northeastern, where he graduated Summa Cum Laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. Mr. Andersen has managed The High-Yield Bond Portfolio since September 2000 and the U.S. high-yield component of The Core Plus Fixed Income Portfolio since its inception.

Damon J. Andres
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.

Robert L. Arnold
Vice President/Senior Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware acts as sub-advisor to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Fiona A. Barwick
Senior Portfolio Manager - Delaware International Advisers Ltd.
(The International Equity Portfolio and The International Large-Cap
Equity Portfolio)
Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999 and The International Large-Cap Equity Portfolio since January 2001.

Marshall T. Bassett
Vice President/Portfolio Manager - The Small-Cap Growth Equity Portfolio
Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The Small-Cap Growth Equity Portfolio since January 2000.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Christopher S. Beck
Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception.

Joshua H. Brooks
Senior Vice President/Chief Investment Officer, Value Investing -
The Focused Value Portfolio
Mr. Brooks received his undergraduate education at Yale University and Seikei Gakuen in Tokyo and a MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior to returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International as a Senior Portfolio Manager. Mr. Brooks has managed The Focused Value Portfolio since December 14, 2001.


Stephen R. Cianci
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio and The Core Plus Fixed Income Portfolio Mr. Cianci holds a BS and a MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio and The Core Fixed Income Portfolio since February 2001 and The Core Plus Fixed Income Portfolio since its inception.


Timothy G. Connors
Senior Vice President/Director of Research, Fundamental -
The Focused Value Portfolio
Mr. Connors earned a bachelor's degree at the University of Virginia and a MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research. Mr. Connors has managed The Focused Value Portfolio since its inception.

George E. Deming
Senior Vice President/Senior Portfolio Manager -
The Large-Cap Value Equity Portfolio
Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

Elizabeth A. Desmond
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio, The Global Equity Portfolio and The International Large-Cap Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Large-Cap Equity Portfolio and the foreign securities component of The Global Equity Portfolio since their respective dates of inception and The International Equity Portfolio since October 1999.


J. Paul Dokas
Senior Vice President/Director of Research, Quantitative - The Focused Value Portfolio and The Asset Allocation Portfolio
Mr. Dokas earned a bachelor's degree at Loyola College and an MBA degree at the University of Maryland. Prior to joining Delaware Investments in 1997, he was Director - Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. At Delaware Investments, he leads the Diversified Products team which manages various US Equity and asset allocation products. Mr. Dokas is a CFA charterholder and a member of the Association for Investment Management Research. Mr. Dokas has managed The Focused Value Portfolio since its inception and will manage The Asset Allocation Portfolio when it commences operations.


Jude T. Driscoll
Executive Vice President/Head of Fixed Income - The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio
Mr. Driscoll received a Bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, he was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Capital Markets and Goldman Sachs. Peter C. Andersen consults with Mr. Driscoll in making investment decisions for The High-Yield Bond Portfolio and for the U.S. high-yield component of The Core Plus Fixed Income Portfolio.

Gerald S. Frey
Managing Director/Chief Investment Officer, Growth Investing - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 20 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.

Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception, The International Equity Portfolio since March 1999 and The International Small-Cap Portfolio since May 2000.

Paul Grillo
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio and The Core Fixed Income Portfolio since February 2001 and The Core Plus Fixed Income Portfolio since its inception.

Gavin A. Hall
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Mr. Hall joined Delaware International Advisers in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Advisers Ltd. At Delaware International his research responsibilities have included covering the United Kingdom, Continental European and Asian equity markets. Mr. Hall has managed The International Small-Cap Portfolio since its inception.

John A. Heffern
Vice President/Portfolio Manager - The Mid-Cap Growth Equity Portfolio
Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Heffern has managed The Mid-Cap Growth Equity Portfolio since January 2000.

Francis J. Houghton, Jr.
Vice President/Senior Portfolio Manager - The Large-Cap Growth Equity Portfolio Mr. Houghton joined Delaware Investments in March 2000 as a result of the consolidation of Lynch & Mayer, Inc. into Delaware Investments. Mr. Houghton had been with Lynch & Mayer since 1990. Prior to joining Lynch & Mayer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969 to 1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Mr. Houghton has managed The Large-Cap Growth Equity Portfolio since its inception.


John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed-Income Portfolio and The International Fixed Income Portfolio since July 1999.


Ormala Krishnan
Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio)
Ms. Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed The Emerging Markets Portfolio since May 2000.

Emma R. E. Lewis
Portfolio Manager - Delaware International Advisers Ltd. (The Global Equity Portfolio and The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Global Equity Portfolio and The Labor Select International Equity Portfolio since October 2000.

Nigel G. May
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Large-Cap Equity Portfolio since its inception and The International Equity Portfolio since January 2001.

Christopher A. Moth
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.


Timothy L. Rabe
Vice President/Portfolio Manager - The Core Plus Fixed Income Portfolio
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

Upender V. Rao
Senior Vice President/Senior Portfolio Manager - The Core Plus Fixed Income Portfolio
Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.


David G. Tilles
Managing Director/Chief Executive Officer/Chief Investment Officer - Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Thomas J. Trotman
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on The Real Estate Investment Trust Portfolios' management team since 1998.


Investment Advisors


Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The High-Yield Bond, The Core Plus Fixed Income and The Asset Allocation Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.

Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International commenced operations as a registered investment advisor in December 1990.

Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The High-Yield Bond, The Core Plus Fixed Income and The Asset Allocation Portfolios. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub-advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

Investment Management

                                             Fees Paid After Voluntary or Contractual Waivers
Portfolio                                        For the Fiscal Year Ended October 31, 2001

The Large-Cap Value Equity Portfolio                                0.38%
The Large-Cap Growth Equity Portfolio                               none
The Focused Value Portfolio                                         0.97%
The Mid-Cap Growth Equity Portfolio                                 0.42%
The Small-Cap Value Equity Portfolio                                0.69%
The Small-Cap Growth Equity Portfolio                               0.72%
The Real Estate Investment Trust Portfolio                          0.69%
The Real Estate Investment Trust Portfolio II                       0.70%
The Global Equity Portfolio                                         0.62%
The International Equity Portfolio                                  0.75%
The Labor Select International Equity Portfolio                     0.72%
The Emerging Markets Portfolio                                      1.00%
The International Small-Cap Portfolio                               0.93%
The International Large-Cap Equity Portfolio                        0.75%
The All-Cap Growth Equity Portfolio                                 0.73%
The Intermediate Fixed Income Portfolio                             0.35%
The Core Fixed Income Portfolio                                     0.38%
The High-Yield Bond Portfolio                                       0.27%
The Core Plus Fixed Income Portfolio                                0.43%*
The Global Fixed Income Portfolio                                   0.40%
The International Fixed Income Portfolio                            0.41%
The Asset Allocation Portfolio                                      0.05%*

* These Portfolios have not been operating for a full fiscal year or have not yet commenced operations. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.

Delaware is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Delaware and Delaware International may be deemed to be affiliated persons under the 1940 Act, as the two companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International or by other series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions will affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts, are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates or related entities, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a Portfolio. Such reductions would not apply to The Asset Allocation Portfolio to the extent that management fees of the Portfolios are indirectly charged to shareholders of The Asset Allocation Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. DSC provides The Asset Allocation Portfolio with similar services pursuant to an Amended and Restated Shareholder Services Agreement with the Foundation Funds and a Fund Accounting Agreement with Foundation Funds.

Distributor

Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund or Foundation Funds. DDLP provides The Asset Allocation Portfolio with similar services to the Fund pursuant to a Distribution Agreement with Foundation Funds. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.

Independent Auditors

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

     o    Audited annual financial reports.

     o    Unaudited semi-annual financial reports.

     o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisors expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:

                          Delaware Pooled Trust*
                          2005 Market Street
                          Philadelphia, PA 19103-7094
                          Attention: Client Services

* Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in the Delaware Investments family of funds based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of such Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. Shares of The International Equity Portfolio offered through this Prospectus are not available to defined contribution plans. Such plans may be eligible to purchase shares of the "R" Class of The International Equity Portfolio, which are offered through a separate Prospectus. Sales of shares of The Real Estate Investment Trust Portfolio are closed to new investors.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

Purchase Reimbursement Fee. In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the relevant Portfolios, equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio, 0.55% of the dollar amount invested for The International Small-Cap Portfolio and 0.45% of the dollar amount invested for The International Large-Cap Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.

In-Kind Purchases. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio may elect to pay the purchase reimbursement fee or, with the agreement of the Portfolio's advisor, to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase, including the procedure described below. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio electing to do so should contact the Fund at 800 231-8002 for further information.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

     o First, telephone the Fund at 800 231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

     o Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account # 8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and JPMorgan Chase Bank, the Fund's custodian are open for business.

     o Third, complete the Account Registration Form within two days and mail it to:

                           Delaware Pooled Trust*
                           2005 Market Street
                           Philadelphia, PA 19103-7094
                           Attn: Client Services

     * Account registrations for The Asset Allocation Portfolio will be forwarded to Foundation Funds.

How to Purchase Shares By Mail

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

     o First, notify the Fund of your impending purchase by calling us at 800 231-8002.

     o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York or delivery of a check by mail.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed; for The International Small-Cap Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.45% of the amount redeemed; and for The International Large-Cap Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.35% of the amount redeemed.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

     o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

     o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

          Send your requests to:

                           Delaware Pooled Trust*
                           Attn: Client Services
                           2005 Market Street
                           Philadelphia, PA 19103-7094
                           FAX # 215-255-1162

          * Requests relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

By Telephone

     o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

     o Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

     o Redemption requests will be priced at the net asset value next determined after the request is received.

     o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

     o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

     o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

     o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures for The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The International Small-Cap, The International Large-Cap Equity and The Emerging Markets Portfolios. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 800 231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The International Small-Cap, The Global Equity, The International Large-Cap Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Purpose of Reimbursement Fees for The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio (and, indirectly, such Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

The fees represent the investment advisor's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.

                               VALUATION OF SHARES

The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including JPMorgan Chase Bank, the Fund's custodian.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The Real Estate Investment Trust Portfolios expect to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Global Equity, The International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.


Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                      TAXES

General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               The Large-Cap Value Equity Portfolio
The financial                                                  Six Months                                                      Year
highlights tables                                                   Ended                                                     Ended
are intended to help                                              4/30/02                                                     10/31
you understand a                                               (Unaudited)(3)   2001       2000        1999        1998        1997
Portfolio's             ------------------------------------------------------------------------------------------------------------
financial               Net asset value, beginning of period      $13.950    $15.370    $16.260     $17.780     $18.530     $16.460
performance. The
total returns in the    Income (loss) from investment
tables represent the       operations:
rate that an
investor would have     Net investment income(1)                    0.117      0.247      0.267       0.311       0.308       0.381
earned or lost on an
investment in a         Net realized and unrealized gain (loss)
Portfolio, assuming        on investments                           1.378     (1.364)     0.592       0.629       2.022       3.599
the reinvestment of                                               -------    -------    -------     -------     -------      ------
all dividends and       Total from investment operations            1.495     (1.117)     0.859       0.940       2.330       3.980
distributions. All                                                -------    -------    -------     -------     -------      ------
"per share"             Less dividends and distributions:
information reflects
financial results       Dividends from net investment income       (0.175)    (0.303)    (0.310)     (0.320)     (0.380)     (0.410)
for a single
Portfolio share.        Distributions from net realized gain
This information for       on investments                              --         --     (1.439)     (2.140)     (2.700)     (1.500)
each of the fiscal                                                -------    -------    -------     -------     -------      ------
years ended 10/31       Total dividends and distributions          (0.175)    (0.303)    (1.749)     (2.460)     (3.080)     (1.910)
presented below has                                               -------    -------    -------     -------     -------      ------
been audited by         Net asset value, end of period            $15.270    $13.950    $15.370     $16.260     $17.780     $18.530
Ernst & Young LLP,                                                =======    =======    =======     =======     =======     =======
whose reports, along    Total return(2)                            10.76%     (7.35%)     6.42%       5.43%      13.50%      26.73%
with the Fund's
financial               Ratios and supplemental data:
statements, are
included in the         Net assets, end of period (000 omitted)   $64,885    $60,788    $82,882    $141,410    $117,858     $81,102
Fund's annual
reports, which are      Ratio of expenses to average net assets     0.59%      0.67%      0.68%       0.64%       0.68%       0.66%
available upon
request by calling      Ratio of expenses to average net assets
800 231-8002.              prior to expense limitation and
                           expenses paid indirectly                 0.59%      0.84%      0.75%       0.64%       0.71%       0.67%

                        Ratio of net investment income
                           to average net assets                    1.56%      1.61%      1.89%       1.84%       1.91%       2.15%

                        Ratio of net investment income
                           to average net assets
                           prior to expense limitation
                           and expenses paid indirectly             1.56%      1.44%      1.82%       1.84%       1.88%       2.14%

                        Portfolio turnover                            93%       113%        56%         96%         85%         73%
                        ------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expenses limitations.
(3) Ratios have been annualized but total return has not been annualized.

--------------------------------------------------------------------------------------------
                                                   The Large-Cap Growth Equity Portfolio
                                                             Six-Months             Year
                                                                  Ended            Ended
                                                                4/30/02            10/31
                                                             (Unaudited)(5)         2001(1)
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.080               $8.500

Income (loss) from investment operations:

Net investment income(2)                                      0.003                0.034

Net realized and unrealized gain (loss) on investments        0.209               (3.438)
                                                             ------               ------
Total from investment operations                              0.212               (3.404)
                                                             ------               ------
Less dividends and distributions:

Dividends from net investment income                         (0.022)              (0.016)

Distributions from net realized gain on investments              --                   --
                                                             ------               ------
Total dividends and distributions                            (0.022)              (0.016)
                                                             ------               ------
Net asset value, end of period                               $5.270               $5.080
                                                             ======               ======
Total return(3)                                               4.16%              (40.11%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $1,249               $1,199

Ratio of expenses to average net assets(4)                    0.81%                0.80%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly            1.95%                2.59%

Ratio of net investment income to average net assets          0.12%                0.53%

Ratio of net investment income (loss) to average
   net assets prior to expense limitation
   and expenses paid indirectly                              (1.02%)              (1.26%)

Portfolio turnover                                             164%                  68%
--------------------------------------------------------------------------------------------

(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.
(5) Ratios have been annualized but total return has not been annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               The Focused Value Portfolio
                                                                  Six Months                                        Period
                                                                       Ended                                        6/29/99(1)
                                                                     4/30/02               Year Ended 10/31         through
                                                                 (Unaudited)(5)           2001          2000       10/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $6.290            $8.750        $8.590         $8.500

Income (loss) from investment operations:

Net investment income (loss)(2,4)                                      0.028             0.036         0.277         (0.005)

Net realized and unrealized gain (loss) on investments                (0.027)           (1.586)       (0.117)         0.095
                                                                      ------            ------        ------         ------
Total from investment operations                                       0.001            (1.550)        0.160          0.090
                                                                      ------            ------        ------         ------
Less dividends and distributions:

Dividends from net investment income                                  (0.041)           (0.338)           --             --

Distributions from net realized gain on investments                       --            (0.466)           --             --

In excess of net realized gain on investments                             --            (0.106)           --             --
                                                                      ------            ------        ------         ------
Total dividends and distributions                                         --            (0.910)           --             --
                                                                      ------            ------        ------         ------
Net asset value, end of period                                        $6.250            $6.290        $8.750         $8.590
                                                                      ======            ======        ======         ======
Total return(3)                                                       (0.00%)          (18.88%)        1.63%          1.06%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $1,667            $1,667        $2,058         $4,709

Ratio of expenses to average net assets                                1.17%             1.20%         1.20%          1.20%

Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                  1.17%             1.23%         1.70%          1.66%

Ratio of net investment income (loss) to average net assets(4)         0.87%             0.49%         3.17%         (0.18%)

Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly(4)                                         0.87%             0.46%         2.67%         (0.66%)

Portfolio turnover                                                      153%              185%          326%           235%
-------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) During the fiscal year ended October 31, 2000, The Focused Value Portfolio received a non - cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and the ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly would have been 0.00% and (0.49%), respectively.
(5) Ratios have been annualized but total return has not been annualized.

----------------------------------------------------------------------------------------------------------------------
                                                                                   The Mid-Cap Growth Equity Portfolio
                                          Six Months                                                              Year
                                               Ended                                                             Ended
                                             4/30/02                                                             10/31
                                         (Unaudited)(3)      2001        2000          1999         1998          1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $2.760      $12.390      $8.740        $7.460      $13.680       $14.570

Income (loss) from investment operations:

Net investment income (loss)(1)               (0.006)      (0.005)     (0.061)       (0.026)       0.011        (0.117)

Net realized and unrealized gain (loss)
   on investments                              0.306       (3.196)      4.523         3.076        0.009         1.607
                                              ------       ------     -------        ------       ------       -------
Total from investment operations               0.300       (3.201)      4.462         3.050        0.020         1.490
                                              ------       ------     -------        ------       ------       -------
Less dividends and distributions:

Dividends from net investment income              --           --          --        (0.010)          --            --

Distributions from net realized gain
   on investments                                 --       (6.260)     (0.812)       (1.760)      (6.240)       (2.380)

In excess of net realized gain
   on investments                                 --       (0.169)         --            --           --            --
                                              ------       ------     -------        ------       ------       -------
Total dividends and distributions                 --       (6.429)     (0.812)       (1.770)      (6.240)       (2.380)
                                              ------       ------     -------        ------       ------       -------
Net asset value, end of period                $3.060       $2.760     $12.390        $8.740       $7.460       $13.680
                                              ======       ======     =======        ======       ======       =======
Total return(2)                               10.87%      (41.66%)     53.86%        48.72%        1.47%        11.84%

Ratios and supplemental data:

Net assets, end of period (000 omitted)       $2,782       $2,655      $6,506        $6,949       $4,879       $10,317

Ratio of expenses to average net assets        0.93%        0.94%       0.92%         0.93%        0.59%         0.93%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                    1.44%        1.28%       1.04%         1.04%        1.71%         1.40%

Ratio of net investment income (loss)
   to average net assets                      (0.39%)      (0.12%)     (0.52%)       (0.34%)       0.13%        (0.29%)

Ratio of net investment income (loss)
   to average net assets
   prior to expense limitation
   and expenses paid indirectly               (0.90%)      (0.46%)     (0.64%)       (0.46%)      (0.99%)       (0.76%)

Portfolio turnover                              121%         133%        137%          129%         154%          117%
----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(3) Ratios have been annualized but total return has not been annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                          The Small-Cap Value Equity Portfolio
                                                          Six Months                       Year         Period
                                                               Ended                      Ended        3/29/99(1)
                                                             4/30/02                      10/31        through
                                                         (Unaudited)(5)       2001         2000       10/31/99
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.050       $ 9.230       $8.650         $8.500

Income from investment operations:

Net investment income(2)                                       0.027         0.089        0.106          0.063

Net realized and unrealized gain (loss) on investments         2.815         0.830        0.779          0.087
                                                             -------       -------       ------         ------
Total from investment operations                               2.842         0.919        0.885          0.150
                                                             -------       -------       ------         ------
Less dividends and distributions:

Dividends from net investment income                          (0.087)       (0.099)      (0.085)            --

Distributions from net realized gain on investments           (0.515)           --       (0.220)            --
                                                             -------       -------       ------         ------
Total dividends and distributions                             (0.602)       (0.099)      (0.305)            --
                                                             -------       -------       ------         ------
Net asset value, end of period                               $12.290       $10.050       $9.230         $8.650
                                                             =======       =======       ======         ======
Total return(3)                                               29.53%        10.05%       10.72%          1.77%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $3,212        $2,479       $2,254         $2,035

Ratio of expenses to average net assets(4)                     0.89%         0.89%        0.89%          0.89%

Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly          0.91%         0.95%        1.24%          1.24%

Ratio of net investment income to average net assets           0.49%         0.88%        1.23%          1.16%

Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                    0.47%         0.82%        0.88%          0.80%

Portfolio turnover                                               48%           72%          90%            37%
-----------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.
(5) Ratios have been annualized but total return has not been annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        The Small-Cap Growth Equity Portfolio
                                                          Six Months                                      Year         Period
                                                               Ended                                     Ended        9/15/98(1)
                                                             4/30/02                                     10/31        through
                                                         (Unaudited)(4)       2001         2000           1999       10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.240       $18.950      $14.190        $ 9.400         $8.500

Income (loss) from investment operations:

Net investment income (loss)(2)                               (0.027)       (0.034)      (0.028)         0.004          0.019

Net realized and unrealized gain on investments                1.367        (7.670)       6.358          4.811          0.881
                                                             -------       -------      -------        -------         ------
Total from investment operations                               1.340        (7.710)       6.330          4.815          0.900
                                                             -------       -------      -------        -------         ------
Less dividends and distributions:

Dividends from net investment income                              --            --           --         (0.025)            --

Distributions from net realized gain on investments               --            --       (1.570)            --             --
                                                             -------       -------      -------        -------         ------
Total dividends and distributions                                 --            --       (1.570)        (0.025)            --
                                                             -------       -------      -------        -------         ------
Net asset value, end of period                               $12.580       $11.240      $18.950        $14.190         $9.400
                                                             =======       =======      =======        =======         ======
Total return(3)                                               11.92%       (40.69%)      47.57%         51.31%         10.59%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $43,039       $35,572      $37,645         $6,181         $3,318

Ratio of expenses to average net assets                        0.87%         0.89%        0.85%          0.89%          0.89%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid  indirectly            0.87%         0.92%        0.87%          1.19%          1.78%

Ratio of net investment income (loss) to average
   net assets                                                 (0.44%)       (0.26%)      (0.15%)         0.03%          1.72%

Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly                                   (0.44%)       (0.29%)      (0.17%)        (0.28%)         0.83%

Portfolio turnover                                               55%           67%          70%            92%            98%
---------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        The Real Estate Investment Trust Portfolio
                                     Six Months                                      Year        Period                       Year
                                          Ended                                     Ended       11/4/97(2)                   Ended
                                        4/30/02                                     10/31       through                      10/31
                                    (Unaudited)(6)       2001(1)       2000(1)       1999(1)   10/31/98(3)       1998(4)     1997(4)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $14.280       $13.470       $11.310       $12.990       $16.340       $16.260      $12.490

Income (loss) from investment
  operations:

Net investment income(1)                  0.226         0.625         0.596         0.545         1.134         1.118        0.616

Net realized and unrealized
  gain (loss)on investments               2.263         0.778         2.167        (0.807)       (2.769)       (2.713)       4.664
                                        -------       -------       -------       -------       -------       -------      -------
Total from investment operations          2.489         1.403         2.763        (0.262)       (1.635)       (1.595)       5.280
                                        -------       -------       -------       -------       -------       -------      -------
Less dividends and distributions:

Dividends from net investment income     (0.376)       (0.593)       (0.603)       (0.743)       (0.895)       (0.865)      (0.720)

Distributions from net realized gain
  on investments                         (0.423)           --            --        (0.675)       (0.820)       (0.820)      (0.790)
                                        -------       -------       -------       -------       -------       -------      -------
Total dividends and distributions        (0.799)       (0.593)       (0.603)       (1.418)       (1.715)       (1.685)      (1.510)
                                        -------       -------       -------       -------       -------       -------      -------
Net asset value, end of period          $15.970       $14.280       $13.470       $11.310       $12.990       $12.980      $16.260
                                        =======       =======       =======       =======       =======       =======      =======
Total return(5)                          17.95%        10.59%        25.09%        (2.42%)      (11.17%)      (10.98%)      46.50%

Ratios and supplemental data:

Net assets, end of period (000 omitted) $28,194       $29,000       $26,574       $21,580       $40,807       $13,340      $60,089

Ratio of expenses to average net assets   1.09%         1.04%         0.95%         0.95%         0.86%         1.11%        0.82%

Ratio of expenses to average net
  assets prior to expense limitation
  and expenses paid indirectly            1.09%         1.10%         1.15%         1.18%         1.02%         1.27%        0.99%

Ratio of net investment income to
  average net assets                      2.58%         4.39%         4.77%         4.43%         4.56%         4.31%        4.25%

Ratio of net investment income to
  average net assets prior to
  expense limitation and
  expenses paid indirectly                2.58%         4.33%         4.57%         4.20%         4.40%         4.15%        4.08%

Portfolio turnover                          80%           61%           31%           48%           51%           51%          58%
----------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The data presented above are for The Real Estate Investment Trust Portfolio class, which is the class of shares offered in this Prospectus and which commenced operations on November 4, 1997. Like the original class prior to its redesignation (see footnote 4), The Real Estate Investment Trust Portfolio class carries no front-end or contingent deferred sales charges and is not subject to Rule 12b-1 Distribution Plan fees.
(4) Data for the years ended October 31, 1997 and October 31, 1998 are for the original class of shares offered by The Real Estate Investment Trust Portfolio which, as of November 4, 1997, was redesignated the "Delaware REIT Fund A Class," became subject to Rule 12b-1 Distribution Plan fees and is offered in a separate prospectus.
(5) Total Investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(6) Ratios have been annualized but total return has not been annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                    The Real Estate Investment Trust Portfolio II
                                                       Six Months                              Year        Period
                                                            Ended                             Ended       11/4/97(1)
                                                          4/30/02                             10/31       through
                                                      (Unaudited)(4)    2001        2000       1999      10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $16.800    $15.680     $13.190    $14.230       $16.340

Income (loss) from investment operations:

Net investment income(2)                                    0.268      0.845       0.592      0.687         0.749

Net realized and unrealized gain (loss) on investments      2.915      0.866       2.606     (0.957)       (2.739)
                                                          -------    -------     -------    -------       -------
Total from investment operations                            3.183      1.711       3.198     (0.270)       (1.990)
                                                          -------    -------     -------    -------       -------
Less dividends and distributions:

Dividends from net investment income                       (0.673)    (0.591)     (0.708)    (0.770)       (0.120)

Distributions from net realized gain on investments            --         --          --         --            --
                                                          -------    -------     -------    -------       -------
Total dividends and distributions                          (0.673)    (0.591)     (0.708)    (0.770)       (0.120)
                                                          -------    -------     -------    -------       -------
Net asset value, end of period                            $19.310    $16.800     $15.680    $13.190       $14.230
                                                          =======    =======     =======    =======       =======
Total return(3)                                            19.47%     11.07%      25.78%     (2.08%)      (12.27%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                   $22,124     $9,990      $2,161     $4,452        $5,763

Ratio of expenses to average net assets                     0.85%      0.85%       0.86%      0.86%         0.86%

Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                          0.99%      0.90%       1.45%      1.48%         1.43%

Ratio of net investment income to average net assets        2.99%      5.00%       4.27%      4.52%         5.34%


Ratio of net investment income to average net assets
   prior to expense limitation and expenses
   paid indirectly                                          2.85%      4.95%       3.68%      3.90%         4.77%

Portfolio turnover                                            72%        65%         32%        39%           54%
--------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                                      The Global Equity Portfolio
                                           Six Months                                          Year        Period
                                                Ended                                         Ended      10/15/97(1)
                                              4/30/02                                         10/31       through
                                          (Unaudited)(4)     2001       2000        1999       1998          1997
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $7.500      $8.560     $9.020      $8.720     $8.120        $8.500

Income (loss) from investment
   operations:

Net investment income(2)                        0.060       0.174      0.147       0.167      0.184         0.009

Net realized and unrealized gain (loss)
   on investments and foreign currencies        0.567      (0.992)    (0.199)      0.433      0.486        (0.389)
                                               ------      ------     ------      ------     ------        ------
Total from investment operations                0.627      (0.818)    (0.052)      0.600      0.670        (0.380)
                                               ------      ------     ------      ------     ------        ------
Less dividends and distributions:

Dividends from net investment income           (0.117)     (0.188)    (0.194)     (0.190)    (0.070)           --

Distributions from net realized gain
   on investments                                  --      (0.054)    (0.214)     (0.110)        --            --
                                               ------      ------     ------      ------     ------        ------
Total dividends and distributions              (0.117)     (0.242)    (0.408)     (0.300)    (0.070)           --
                                               ------      ------     ------      ------     ------        ------
Net asset value, end of period                 $8.010      $7.500     $8.560      $9.020     $8.720        $8.120
                                               ======      ======     ======      ======     ======        ======
Total return(3)                                 8.44%      (9.87%)    (0.81%)      7.11%      8.31%        (4.47%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)        $3,213      $2,962     $3,287      $3,309     $3,093        $2,855

Ratio of expenses to average net assets         0.96%       0.96%      0.96%       0.96%      0.96%         0.96%


Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                              0.97%       1.09%      1.30%       1.89%      2.31%         2.95%

Ratio of net investment income to
   average net assets                           1.54%       2.08%      1.69%       1.82%      2.10%         2.54%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid                 1.53%       1.95%      1.35%       0.89%      0.75%         0.55%
   indirectly

Portfolio turnover                                19%         24%        34%         31%        47%            0%
--------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations
(4) Ratios have been annualized but total return has not been annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                              The International Equity  Portfolio
                                           Six Months                                                        Year
                                                Ended                                                       Ended
                                              4/30/02                                                       10/31
                                          (Unaudited)(3)     2001       2000        1999       1998          1997
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.580     $17.640    $17.410     $15.870    $15.860       $14.780

Income (loss) from investment
   operations:

Net investment income(1)                        0.111       0.335      0.379       0.329      0.400         0.329

Net realized and unrealized gain (loss)
   on investments and foreign currencies        1.547      (1.498)     0.216       1.596      0.370         1.271
                                              -------     -------    -------     -------    -------       -------
Total from investment operations                1.658      (1.163)     0.595       1.925      0.770         1.600
                                              -------     -------    -------     -------    -------       -------
Less dividends and distributions:

Dividends from net investment income           (0.298)     (0.539)    (0.235)     (0.385)    (0.610)       (0.520)

Distributions from net realized gain
   on investments                                  --      (3.302)    (0.130)         --     (0.150)           --

In excess of net realized gain
   on investments                                  --      (0.056)        --          --         --            --
                                              -------     -------    -------     -------    -------       -------
Total dividends and distributions              (0.298)     (3.897)    (0.365)     (0.385)    (0.760)       (0.520)
                                              -------     -------    -------     -------    -------       -------
Net asset value, end of period                $13.940     $12.580    $17.640     $17.410    $15.870       $15.860
                                              =======     =======    =======     =======    =======       =======
Total return(2)                                13.39%      (9.31%)     3.35%      12.31%      4.96%        11.01%

Ratios and supplemental data:

Net assets, end of period (000 omitted)      $472,686    $409,295   $545,667    $820,644   $616,229      $500,196

Ratio of expenses to average net assets         0.93%       0.95%      0.90%       0.89%      0.91%         0.93%

Ratio of net investment income to
   average net assets                           1.69%       2.32%      2.11%       1.91%      2.50%         2.21%

Portfolio turnover                                 5%         13%        19%          6%         5%            8%
-----------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
(3) Ratios have been annualized but total return has not been annualized.

------------------------------------------------------------------------------------------------------------------
                                                                  The Labor Select International Equity Portfolio
                                           Six Months                                                        Year
                                                Ended                                                       Ended
                                              4/30/02                                                       10/31
                                          (Unaudited)(3)     2001       2000        1999        1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.980     $13.920    $14.330     $13.320    $12.990       $11.690

Income (loss) from investment
   operations:

Net investment income(1)                        0.098       0.284      0.277       0.305      0.334         0.474

Net realized and unrealized gain (loss)
   on investments and foreign currencies        1.442      (1.311)     0.175       1.057      0.444         1.346
                                              -------     -------    -------     -------    -------       -------
Total from investment operations                1.540      (1.027)     0.452       1.362      0.778         1.820
                                              -------     -------    -------     -------    -------       -------
Less dividends and distributions:

Dividends from net investment income           (0.170)     (0.322)    (0.392)     (0.312)    (0.448)       (0.520)

Distributions from net realized gain
   on investments                              (0.150)     (1.591)    (0.470)     (0.040)        --            --
                                              -------     -------    -------     -------    -------       -------
Total dividends and distributions              (0.320)     (1.913)    (0.862)     (0.352)    (0.448)       (0.520)
                                              -------     -------    -------     -------    -------       -------
Net asset value, end of period                $12.200     $10.980    $13.920     $14.330    $13.320       $12.990
                                              =======     =======    =======     =======    =======       =======
Total return(2)                                14.30%      (8.97%)     3.07%      10.34%      6.18%        16.01%

Ratios and supplemental data:

Net assets, end of period (000 omitted)       $97,572     $75,965    $89,814    $113,265   $103,350       $50,896

Ratio of expenses to average net assets         0.87%       0.95%      0.95%       0.83%      0.88%         0.89%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                     0.87%       0.98%      0.96%       0.83%      0.93%         1.06%

Ratio of net investment income to
   average net assets                           1.72%       2.27%      1.96%       2.13%      2.46%         2.37%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid                 1.72%       2.24%      1.95%       2.13%      2.41%         2.20%
   indirectly

Portfolio turnover                                 7%         15%        20%         12%         2%           11%
------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(3) Ratios have been annualized but total return has not been annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                                   The Emerging Markets Portfolio
                                           Six Months                                          Year      Period
                                                Ended                                         Ended       4/14/97(1)
                                              4/30/02                                         10/31       through
                                          (Unaudited)(4)     2001       2000        1999       1998      10/31/97
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $6.460      $7.010     $7.280      $5.840     $9.200       $10.000

Income (loss) from investment
   operations:

Net investment income(2)                        0.131       0.237      0.160       0.138      0.153         0.028

Net realized and unrealized gain (loss)
   on investments and foreign currencies        1.612      (0.673)    (0.326)      1.432     (3.348)       (0.828)
                                               ------      ------     ------      ------     ------       -------
Total from investment operations                1.743      (0.436)    (0.166)      1.570     (3.195)       (0.800)
                                               ------      ------     ------      ------     ------       -------
Less dividends and distributions:

Dividends from net investment income           (0.183)     (0.114)    (0.104)     (0.130)    (0.025)           --

Distributions from net realized gain
   on investments                                  --          --         --          --     (0.140)           --
                                               ------      ------     ------      ------     ------       -------
Total dividends and distributions              (0.183)     (0.114)    (0.104)     (0.130)    (0.165)           --
                                               ------      ------     ------      ------     ------       -------
Net asset value, end of period                 $8.020      $6.460     $7.010      $7.280     $5.840       $ 9.200
                                               ======      ======     ======      ======     ======       =======
Total return(3)                                27.53%      (6.42%)    (2.40%)     27.63%    (35.30%)       (8.00%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)      $144,892    $113,488   $114,978     $42,794    $34,030       $18,565

Ratio of expenses to average net assets         1.14%       1.23%      1.17%       1.31%      1.55%         1.55%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                     1.14%       1.23%      1.17%       1.35%      1.69%         2.02%

Ratio of net investment income to
   average net assets                           3.64%       3.35%      1.93%       2.13%      1.98%         0.74%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid                 3.64%       3.35%      1.93%       2.08%      1.84%         0.27%
   indirectly

Portfolio turnover                                34%         35%        20%         23%        39%           46%
--------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

------------------------------------------------------------------------------------------------------
                                                              The International Small-Cap Portfolio
                                                       Six Months                   Year     Period
                                                            Ended                  Ended    7/20/99(1)
                                                          4/30/02                  10/31    through
                                                      (Unaudited)(4)    2001        2000   10/31/99
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $7.040     $8.260      $8.650     $8.500

Income (loss) from investment operations:

Net investment income(2)                                    0.030      0.164       0.214      0.039

Net realized and unrealized gain (loss) on
  investments and foreign currencies                        0.826     (0.565)     (0.478)     0.111
                                                           ------     ------      ------     ------
Total from investment operations                            0.856     (0.401)     (0.264)     0.150
                                                           ------     ------      ------     ------
Less dividends and distributions:

Dividends from net investment income                       (0.150)    (0.215)     (0.030)        --

Distributions from net realized gain on investments        (0.146)    (0.604)     (0.096)        --
                                                           ------     ------      ------     ------
Total dividends and distributions                          (0.296)    (0.819)     (0.126)        --
                                                           ------     ------      ------     ------
Net asset value, end of period                             $7.600     $7.040      $8.260     $8.650
                                                           ======     ======      ======     ======
Total return(3)                                            12.56%     (5.77%)     (2.96%)     1.77%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                    $3,142     $2,793      $2,961     $3,053

Ratio of expenses to average net assets                     1.18%      1.20%       1.20%      1.25%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly          1.18%      1.27%       1.36%      1.28%

Ratio of net investment income to
   average net assets                                       0.86%      2.11%       2.58%      1.55%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                  0.86%      2.04%       2.42%      1.45%

Portfolio turnover                                            16%        17%         23%        15%
------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                             The International Large-Cap Equity Portfolio
                                                                                  Six Months                       Period
                                                                                       Ended          Year       12/14/99(1)
                                                                                     4/30/02         Ended        through
                                                                                 (Unaudited)(4)       2001       10/31/00
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $7.010        $8.170         $8.500

Income (loss) from investment operations:

Net investment income(2)                                                               0.057         0.148          0.119

Net realized and unrealized gain (loss) on investments and foreign currencies          0.775        (1.167)        (0.439)
                                                                                      ------        ------         ------
Total from investment operations                                                       0.832        (1.019)        (0.320)
                                                                                      ------        ------         ------
Less dividends and distributions:

Dividends from net investment income                                                  (0.140)       (0.061)        (0.010)

Distributions from net realized gain on investments                                   (0.072)       (0.080)            --
                                                                                      ------        ------         ------
Total dividends and distributions                                                     (0.212)       (0.141)        (0.010)
                                                                                      ------        ------         ------
Net asset value, end of period                                                        $7.630        $7.010         $8.170
                                                                                      ======        ======         ======
Total return(3)                                                                       12.14%       (12.73%)        (3.78%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                               $2,826        $2,519         $2,886

Ratio of expenses to average net assets                                                0.96%         0.96%          0.96%

Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                                         1.00%         0.96%          1.38%

Ratio of net investment income to average net assets                                   1.58%         1.87%          1.62%

Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                      1.54%         1.87%          1.20%

Portfolio turnover                                                                        6%           10%             6%
----------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

-------------------------------------------------------------------------------------------------------------
                                                                       The All-Cap Growth Equity Portfolio
                                                                      Six Months         Year       Period
                                                                           Ended        Ended      3/31/00(1)
                                                                         4/30/02        10/31      through
                                                                     (Unaudited)(5)      2001     10/31/00
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 4.680       $8.770       $8.500

Income (loss) from investment operations:

Net investment loss(2)                                                    (0.010)      (0.013)      (0.005)

Net realized and unrealized gain (loss) on investments                     0.140       (4.077)       0.275
                                                                         -------       ------       ------
Total from investment operations                                           0.130       (4.090)       0.270
                                                                         -------       ------       ------
Less dividends and distributions:

Dividends from net investment income                                          --           --           --

Distributions from net realized gain on investments                           --           --           --
                                                                         -------       ------       ------
Total dividends and distributions                                             --           --           --
                                                                         -------       ------       ------
Net asset value, end of period                                            $4.810       $4.680       $8.770
                                                                         =======       ======       ======
Total return(3)                                                            2.78%      (46.64%)       3.18%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                  $10,984       $9,222      $13,139

Ratio of expenses to average net assets4                                   0.89%        0.89%        0.89%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                                 1.22%        0.93%        1.10%

Ratio of net investment loss to average net assets                        (0.40%)      (0.22%)      (0.09%)

Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly                        (0.73%)      (0.26%)      (0.30%)

Portfolio turnover                                                          153%         147%         138%
-------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.
(5) Ratios have been annualized but total return has not been annualized.

----------------------------------------------------------------------------------------------------------------
                                                                         The Intermediate Fixed Income Portfolio
                                          Six Months                                                        Year
                                               Ended                                                       Ended
                                             4/30/02                                                       10/31
                                         (Unaudited)(2)     2001      2000          1999       1998         1997
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.210     $ 9.570    $9.540       $10.180    $10.090      $10.010

Income (loss) from investment
   operations:

Net investment income                          0.242       0.606     0.613         0.604      0.593        0.605

Net realized and unrealized gain (loss)
   on investments                             (0.245)      0.640     0.030        (0.480)     0.100        0.080
                                             -------     -------    ------       -------    -------      -------
Total from investment operations              (0.003)      1.246     0.643         0.124      0.693        0.685
                                             -------     -------    ------       -------    -------      -------
Less dividends and distributions:

Dividends from net investment income          (0.257)     (0.606)   (0.613)       (0.604)    (0.593)      (0.605)

Distributions from net realized gain
   on investments                                 --          --        --        (0.160)    (0.010)          --
                                             -------     -------    ------       -------    -------      -------
Total dividends and distributions             (0.257)     (0.606)   (0.613)       (0.764)    (0.603)      (0.605)
                                             -------     -------    ------       -------    -------      -------
Net asset value, end of period               $ 9.950     $10.210    $9.570       $ 9.540    $10.180      $10.090
                                             =======     =======    ======       =======    =======      =======
Total return(1)                               (0.01%)     13.36%     7.01%         1.26%      7.06%        7.09%

Ratios and supplemental data:

Net assets, end of period (000 omitted)       $6,239      $6,432    $7,995       $17,170    $30,211      $30,366

Ratio of expenses to average net assets        0.53%       0.50%     0.53%         0.54%      0.53%        0.53%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                    0.61%       0.55%     0.59%         0.77%      1.01%        0.84%

Ratio of net investment income to
   average net assets                          4.88%       6.06%     6.46%         6.10%      5.86%        6.05%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid                4.80%       6.01%     6.40%         5.86%      5.38%        5.74%
   indirectly

Portfolio turnover                              406%        243%      125%          148%       181%         205%
----------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment or dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(2) Ratios have been annualized but total return has not been annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                                 The Core Fixed Income Portfolio
                                                      Six Months                               Year       Period
                                                           Ended                              Ended     12/29/97(1)
                                                         4/30/02                              10/3      1through
                                                     (Unaudited)(4)   2001          2000       1999     10/31/98
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $9.330    $8.870        $8.820     $9.130       $8.500

Income (loss) from investment operations:

Net investment income(2)                                   0.196     0.538         0.545      0.485        0.415

Net realized and unrealized gain (loss) on investments    (0.284)    0.487        (0.053)    (0.565)       0.215
                                                          ------    ------        ------     ------       ------
Total from investment operations                          (0.088)    1.025         0.492     (0.080)       0.630
                                                          ------    ------        ------     ------       ------
Less dividends and distributions:

Dividends from net investment income                      (0.982)   (0.565)       (0.442)    (0.190)          --

Distributions from net realized gain on investments           --        --            --     (0.040)          --
                                                          ------    ------        ------     ------       ------
Total dividends and distributions                         (0.982)   (0.565)       (0.442)    (0.230)          --
                                                          ------    ------        ------     ------       ------
Net asset value, end of period                            $8.260    $9.330        $8.870     $8.820       $9.130
                                                          ======    ======        ======     ======       ======
Total return(3)                                           (0.70%)   12.06%         5.88%     (0.94%)       7.41%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                   $2,509    $3,013        $7,275     $7,467       $2,149

Ratio of expenses to average net assets                    0.51%     0.52%         0.51%      0.59%        0.53%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly         0.53%     0.54%         0.52%      0.67%        2.07%

Ratio of net investment income to average net assets       4.69%     6.04%         6.34%      5.48%        5.62%

Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                         4.67%     6.02%         6.33%      5.33%        4.08%

Portfolio turnover                                          685%      326%          165%       275%         438%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                                   The High-Yield Bond Portfolio
                                          Six Months                                           Year       Period
                                               Ended                                          Ended      12/2/96(1)
                                             4/30/02                                          10/31      through
                                         (Unaudited)(5)     2001      2000          1999       1998     10/31/97
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $6.680      $8.120    $8.830       $10.070    $11.180      $10.000

Income (loss) from investment
   operations:

Net investment income(2)                       0.368       0.749     0.868         1.080      0.993        0.788

Net realized and unrealized gain (loss)
   on investments                              0.032      (1.097)   (0.488)       (1.140)    (0.925)       0.957
                                              ------      ------    ------       -------    -------      -------
Total from investment operations               0.400      (0.348)    0.380        (0.060)     0.068        1.745
                                              ------      ------    ------       -------    -------      -------
Less dividends and distributions:

Dividends from net investment income          (0.420)     (1.092)   (1.090)       (1.000)    (0.890)      (0.565)

Distributions from net realized gain
   on investments                                 --          --        --        (0.180)    (0.288)          --
                                              ------      ------    ------       -------    -------      -------
Total dividends and distributions             (0.420)     (1.092)   (1.090)       (1.180)    (1.178)      (0.565)
                                              ------      ------    ------       -------    -------      -------
Net asset value, end of period                $6.660      $6.680    $8.120       $ 8.830    $10.070      $11.180
                                              ======      ======    ======       =======    =======      =======
Total return(3)                                6.15%      (4.71%)    4.02%        (1.05%)     0.30%       17.92%

Ratios and supplemental data:

Net assets, end of period (000 omitted)       $5,148      $3,278    $1,888        $9,720    $20,706      $11,348

Ratio of expenses to average net assets(4)     0.59%       0.59%     0.59%         0.59%      0.59%        0.59%

Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                             0.71%       0.79%     1.08%         0.78%      0.75%        0.79%

Ratio of net investment income to average
   net assets                                 11.07%      10.37%     9.97%         9.25%      9.53%        9.05%

Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly               10.95%      10.17%     9.48%         9.06%      9.37%        8.85%

Portfolio turnover                              264%        830%      140%          455%       211%         281%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.
(5) Ratios have been annualized but total return has not been annualized.

----------------------------------------------------------------------------------------------------------------
                                                                               The Global Fixed Income Portfolio
                                          Six Months                                                        Year
                                               Ended                                                       Ended
                                             4/30/02                                                       10/31
                                         (Unaudited)(3)     2001      2000          1999       1998         1997
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.210      $8.950   $10.260       $11.060    $11.220      $11.620

Income (loss) from investment
   operations:

Net investment income1                         0.226       0.483     0.548         0.606      0.610        0.721

Net realized and unrealized gain (loss)
   on investments and foreign currencies      (0.116)      0.777    (1.498)       (0.851)     0.037       (0.116)
                                             -------     -------   -------       -------    -------      -------
Total from investment operations               0.110       1.260    (0.950)       (0.245)     0.647        0.605
                                             -------     -------   -------       -------    -------      -------
Less dividends and distributions:

Dividends from net investment income              --          --    (0.114)       (0.433)    (0.630)      (0.835)

In excess of net investment income                --          --    (0.096)           --         --           --

Distributions from net realized gain
   on investments                                 --          --        --        (0.122)    (0.177)      (0.170)

Return of capital                                 --          --    (0.150)           --         --           --
                                             -------     -------   -------       -------    -------      -------
Total dividends and distributions                 --          --    (0.360)       (0.555)    (0.807)      (1.005)
                                             -------     -------   -------       -------    -------      -------
Net asset value, end of period               $10.320     $10.210    $8.950       $10.260    $11.060      $11.220
                                             =======     =======   =======       =======    =======      =======
Total return(2)                                1.08%      14.08%    (9.51%)       (2.33%)     6.28%        5.59%

Ratios and supplemental data:

Net assets, end of period (000 omitted)     $274,340    $284,830  $389,290      $619,795   $660,741     $431,076

Ratio of expenses to average net assets        0.60%       0.60%     0.60%         0.60%      0.60%        0.60%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses
   paid indirectly                             0.66%       0.70%     0.71%         0.62%      0.62%        0.65%

Ratio of net investment income to average
   net assets                                  4.53%       4.98%     5.71%         5.68%      5.71%        6.28%

Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly     4.47%       4.88%     5.60%         5.66%      5.69%        6.23%

Portfolio turnover                               31%         32%       53%          101%       131%         114%
----------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(3) Ratios have been annualized but total return has not been annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                        The International Fixed Income Portfolio
                                          Six Months                                           Year       Period
                                               Ended                                          Ended      4/11/97(1)
                                             4/30/02                                          10/31      through
                                         (Unaudited)(4)     2001      2000          1999       1998     10/31/97
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $9.150      $8.110    $9.910       $10.750    $10.660      $10.000

Income (loss) from investment
   operations:

Net investment income(2)                       0.198       0.427     0.469         0.564      0.558        0.236

Net realized and unrealized gain (loss)
   on investments and foreign currencies      (0.128)      0.613    (1.752)       (0.877)     0.045        0.474
                                              ------      ------    ------       -------    -------      -------
Total from investment operations               0.070       1.040    (1.283)       (0.313)     0.603        0.710
                                              ------      ------    ------       -------    -------      -------
Less dividends and distributions:

Dividends from net investment income              --          --    (0.400)       (0.450)    (0.492)      (0.050)

In excess of net investment income                --          --    (0.067)           --         --           --

Distributions from net realized gain
   on investments                                 --          --        --        (0.077)    (0.021)          --

Return of Capital                                 --          --    (0.050)           --         --           --
                                              ------      ------    ------       -------    -------      -------
Total dividends and distributions                 --          --    (0.517)       (0.527)    (0.513)      (0.050)
                                              ------      ------    ------       -------    -------      -------
Net asset value, end of period                $9.220      $9.150    $8.110       $ 9.910    $10.750      $10.660
                                              ======      ======    ======       =======    =======      =======
Total return(3)                                0.77%      12.82%   (13.54%)       (2.96%)     5.96%        7.11%

Ratios and supplemental data:

Net assets, end of period (000 omitted)      $37,055     $36,989   $50,389       $89,351    $87,997      $33,734

Ratio of expenses to average net assets        0.60%       0.60%     0.60%         0.60%      0.60%        0.60%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                    0.65%       0.69%     0.69%         0.64%      0.67%        0.86%

Ratio of net investment income to
   average net assets                          4.45%       4.87%     5.26%         5.48%      5.47%        6.05%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid                4.40%       4.78%     5.17%         5.44%      5.40%        5.79%
   indirectly

Portfolio turnover                               46%         60%       82%          127%       104%         145%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratios have been annualized but total return has not been annualized.

                               APPENDIX A-RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

                       This page intentionally left blank

Delaware Pooled Trust

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios, the Fund and the Foundation Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 231-8002. You may also obtain additional information about the Portfolios from your financial adviser.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call us at 800 231-8002

o For Portfolio information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.


Investment Company Act File Number: 811-6322 (The Fund)
                                    811-08457 (The Foundation Funds)

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED JUNE 28, 2002

                       -----------------------------------

         Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information of Pooled Trust applicable to each of the Portfolios. In addition, investors may make investments in The Asset Allocation Portfolio. That Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of Pooled Trust. The Asset Allocation Portfolio is a series of Delaware Group Foundation Funds ("Foundation Funds"), which is also an open-end management investment company.

         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual and Semi-Annual Reports has been incorporated by reference into this SAI. To obtain the Prospectuses or Annual and Semi-Annual Reports for the A, B, C and Institutional Class Shares of The Real Estate Investment Trust Portfolio or Class R Shares of The International Equity Portfolio, write to Delaware Distributors, L.P. (the "Distributor") at 2005 Market Street, Philadelphia, PA 19103-7094. You can also call 800 523-1918 for the Class A, B and C Shares of The Real Estate Investment Trust Portfolio or 800 510-4015 for the Institutional Class of the Real Estate Investment Trust Portfolio and Class R Shares of The International Equity Portfolio. To obtain the proper Prospectus or Annual and Semi-Annual Reports for the other Portfolios and Classes, please write to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn:
Client Services or call Pooled Trust at 800 231-8002. Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.


TABLE OF CONTENTS                                                           Page
                                                                            ----
Fund History                                                                  2
Investment Policies, Portfolio Techniques and Risk Considerations             2
Accounting and Tax Issues                                                    34
Trading Practices and Brokerage                                              38
Portfolio Turnover                                                           40
Purchasing Shares                                                            42
Investment Plans                                                             55
Determining Offering Price and Net Asset Value                               64
Redemption and Exchange                                                      66
Dividends and Capital Gain Distributions                                     76
Taxes                                                                        78
Investment Management Agreements and Sub-Advisory Agreements                 80
Officers and Trustees                                                        87
General Information                                                         109
Performance Information                                                     114
Financial Statements                                                        124
Appendix A - Ratings                                                        125
Appendix B - Investment Objectives of the Funds in the Delaware
  Investments Family                                                        127

FUND HISTORY

         Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust. Foundation Funds was organized as a Delaware business trust on October 24, 1997.

         Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices, with the service companies of Delaware Investments providing customized services as investment advisor, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as "The Real Estate Investment Trust Portfolios"), The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Focused Value Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Focused Value Portfolio are nondiversified funds as defined by the 1940 Act.


INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

Investment Restrictions

         Investment Objectives--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

         Fundamental Investment Restrictions -- Pooled Trust and Foundation Funds, as applicable, have adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

         1. With respect to each Portfolio, except The Focused Value Portfolio and The Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Focused Value Portfolio may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         The Labor Select International Equity Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts.

         6. Enter into futures contracts or options thereon.

         7. Make short sales of securities, or purchase securities on margin.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

         11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         Non-fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

         Each Portfolio, other than The Labor Select International Equity Portfolio,

         1. Is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios, except The Asset Allocation Portfolio, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. May not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:


         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.


         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.


         Except as noted below, each of The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio shall not:


         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The following additional non-fundamental investment restrictions apply to The Global Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.


         Except as noted below, each of The Global Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio shall not:


         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Investment Policies and Risks

Foreign Investment Information (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio and The Asset Allocation Portfolio)

         Investors in The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)," below.

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios up to 20%, 5%, 5%, 10%, 10%, 10%, 20% and 10%, respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This in turn, could reduce a Fund's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's advisor or sub-advisor, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectuses for The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment advisor.

Foreign Currency Transactions (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The Diversified Core Fixed Income Portfolio and The Asset Allocation Portfolio)

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Diversified Core Fixed Income and The Asset Allocation Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The Small-Cap Growth Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Forward Foreign Currency Exchange Contracts

         The foreign investments made by The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation, The Small-Cap Value Equity, The Small-Cap Growth Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios present currency considerations which pose special risks, as described in the Prospectus.

         Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment advisor believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisors, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Brady Bonds (The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio and The Asset Allocation Portfolio)

         The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment advisor to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Options on Securities, Futures Contracts and Options on Futures Contracts (The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Focused Value Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio)

         In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Focused Value, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Large-Cap Growth Equity Portfolio is permitted to enter into such transactions; however, options on securities, futures contracts and options on futures contracts are not expected to be a primary component of the Portfolio's investment strategy at this time. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets.

Options

         The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Focused Value, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Focused Value, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.

         A. Covered Call Writing-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment advisor determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

         C. Purchasing Put Options --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment advisor wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices

         The Emerging Markets, The Global Equity, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures

         Consistent with the limited circumstances under which The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.


         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.



Futures Contracts And Options On Futures Contracts

         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The Focused Value and The International Large-Cap Equity Portfolios may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.


         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Small-Cap, The International Large-Cap Equity and The Asset Allocation Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.


         The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.


         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Large-Cap Equity or The Asset Allocation Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

Asset-Backed Securities (The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The Asset Allocation Portfolio)

         The Intermediate Fixed Income, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset, The Core Plus Fixed Income principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

High-Yield, High Risk Securities

         The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Asset Allocation and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 30%, 55% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, within specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate obligations, and some or all of which may be below investment grade, or unrated. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to have characteristics similar to such rated securities.

         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment advisor. See "APPENDIX A--RATINGS" to this SAI for more rating information.

         High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment advisor intends to maintain an adequately diversified portfolio of these bonds. Investments in high yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios' net asset values per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

Convertible Debt and Non-Traditional Equity Securities

         A portion of The Small-Cap Value Equity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The International Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The All-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The Asset Allocation, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The International Small-Cap, The Asset Allocation, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS

         The Real Estate Investment Trust Portfolios', The Asset Allocation Portfolio's and The Small-Cap Value Equity Portfolio's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts

         The Focused Value, The Small-Cap Growth Equity, The Large-Cap Value Equity, The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Focused Value, The Small-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income and The Asset Portfolios may invest in will be those that are actively traded in the United States.

         In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The Focused Value, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 10% limit on investments in foreign securities.

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements

         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust and Foundation Funds, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investment's in repurchase agreements to those which its respective investment advisor, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Focused Value, The Small-Cap Growth Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The Global Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Core Fixed Income, The High-Yield Bond, The International Fixed Income and The Asset Allocation Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Portfolio Loan Transactions

         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust and Foundation Funds, as applicable, that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust or Foundation Funds, as the case may be, from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust or Foundation Funds, as applicable, know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment advisor, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment advisor.

Restricted and Rule 144A Securities

         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment advisor the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the respective investment advisor to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment advisor will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If an investment advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment advisor will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

         The Diversified Core Fixed Income, The Core Plus Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale. The Diversified Core Fixed Income, The Core Plus Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios will not purchase illiquid assets if more than 15% of its net assets would then consist of such illiquid securities.

U.S. Government Securities

         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-Backed Securities

         The Real Estate Investment Trust, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Intermediate Fixed Income, The Global Fixed Income and The Asset Allocation Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of a Portfolio's net assets.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio and The Core Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Short-Term Investments

         The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation, The Small-Cap Growth Equity, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio, in the case of The Small-Cap Value Equity, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Focused Value, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

Investment Company Securities

         Except for the Asset Allocation Portfolio, any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies. The Asset Allocation Portfolio is not subject to these percentage limitations because it operates as a "fund of funds." Each Portfolio in which The Asset Allocation Portfolio invests may not operate as a "fund of funds" by investing in other registered open-end investment companies or registered unit investment trusts that are part of the Delaware Investments family of funds.

Zero Coupon and Pay-In-Kind Bonds

         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Portfolio.

When-Issued and Delayed Delivery Securities

         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Warrants

         The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Concentration

         In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Risks Associated with the Asset Allocation Portfolio

         The Asset Allocation Portfolio's assets may be primarily invested in a combination of the Portfolios. As a result, the Asset Allocation Portfolio is subject to the same risks as any of the Portfolios in the Fund in which the Asset Allocation Portfolio invests. Moreover, The Asset Allocation Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of The Asset Allocation Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the fund by Delaware. There can be no assurance that the investment objective of The Asset Allocation Portfolio or any of the Portfolios of the Fund will be achieved.

         Because The Asset Allocation Portfolio and the other Portfolios of the Fund are separately managed, it is possible that certain Portfolios of the Fund in which The Asset Allocation Portfolio invests may be acquiring securities at the same time that other Portfolios of the Fund in which that Portfolio invests are selling the same security. Similarly, it is possible that The Asset Allocation Portfolio may directly acquire a security at the same time that a Portfolio of the Fund in which it invests is selling the same security, or vice versa. This practice could result in higher indirect transaction costs for The Asset Allocation Portfolio, and thus adversely affect The Asset Allocation Portfolio's returns, than would be the case if it were only investing directly in securities.

         Delaware has adopted Asset Allocation Guidelines (the "Guidelines") which govern The Asset Allocation Portfolio's purchases and redemptions of shares of the Portfolios of the Fund. Pursuant to these Guidelines, if the investment advisor anticipates that The Asset Allocation Portfolio's allocation transaction will disrupt the investment activities of a Portfolio of the Fund, the portfolio managers of the relevant Portfolios will confer on steps to minimize adverse effects on both The Asset Allocation Portfolio and the Portfolio of the Fund, such as staggering the timing and amounts of such allocation transactions. In addition, Delaware will attempt to minimize the number and size of allocation transactions taking place at any one time while attempting to avoid losing investment opportunities for The Asset Allocation Portfolio. As a result, The Asset Allocation Portfolio may, on occasion, be unable to purchase or redeem shares of a Portfolio of the Fund as quickly or in such amounts as it otherwise would in the absence of such Guidelines. Such delays or changes in amounts may decrease the total return and/or increase the volatility of The Asset Allocation Portfolio.


ACCOUNTING AND TAX ISSUES

         When The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Large-Cap Growth Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Focused Value Portfolio, The Diversified Core Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio or The Small-Cap Growth Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices

         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no Federal income tax on the income and gains it distributes.

         The Trustees reserve the right not to maintain the qualification of a Portfolio as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets or 10% of the outstanding voting securities of the issuer. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

         (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amounts from the prior year to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

         When a Portfolio holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under a rule relating to "Constructive Sale Transactions", a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Investment in Foreign Currencies and Foreign Securities

         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Portfolio's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company securities--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

TRADING PRACTICES AND BROKERAGE

         The investment advisor or sub-advisor of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment advisor or sub-advisor pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust or Foundation Funds, as appropriate, pays a minimal share transaction cost when the transaction presents no difficulty.

         Securities transactions for The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 1999, 2000 and 2001, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                                             2001                  2000                   1999
                                                                             ----                  ----                   ----
The Large-Cap Value Equity Portfolio                                     $233,715              $257,490               $343,565
The Mid-Cap Growth Equity Portfolio                                       $10,234               $11,017                $12,599
The International Equity Portfolio                                            N/A              $835,932               $488,068
The Global Fixed Income Portfolio                                         $60,650                   N/A                    N/A
The Labor Select International Equity Portfolio                          $368,707              $152,344                $68,909
The Real Estate Investment Trust Portfolio                               $271,597              $144,159               $171,507
The Emerging Markets Portfolio                                             $2,512              $357,530                $55,321
The Global Equity Portfolio                                               $32,991                $3,817                 $2,723
The Small-Cap Growth Equity Portfolio                                     $27,633               $13,160                 $4,139
The Real Estate Investment Trust Portfolio II                                 N/A                $5,394                $11,350
The Intermediate Fixed Income Portfolio                                       N/A                   N/A                    N/A
The Core Fixed Income Portfolio                                               N/A                   N/A                    N/A
The High-Yield Bond Portfolio                                                 N/A                   N/A                    N/A
The Diversified Core Fixed Income Portfolio                                   N/A                   N/A                    N/A
The Core Plus Fixed Income Portfolio (7)                                      N/A                   N/A                    N/A
The International Fixed Income Portfolio                                      N/A                   N/A                    N/A
The Asset Allocation Portfolio (7)                                            N/A                   N/A                    N/A
The Small-Cap Value Equity Portfolio (1)                                   $5,449                $6,490                 $4,061
The Focused Value Portfolio (2)                                            $9,496               $11,669                 $6,109
The International Small-Cap Portfolio (3)                                  $2,605                $3,025                 $7,807
The International Large-Cap Equity Portfolio (4)                           $1,222                $7,691                    N/A
The All-Cap Growth Equity Portfolio (5)                                   $22,009               $12,183                    N/A
The Large-Cap Growth Equity Portfolio (6)                                  $1,947                   N/A                    N/A

(1)      Commenced operations on March 29, 1999.
(2)      Commenced operations on June 29, 1999.
(3)      Commenced operations on July 20, 1999.
(4)      Commenced operations on December 14, 1999.
(5)      Commenced operations on March 31, 2000.
(6)      Commenced operations on October 31, 2000.
(7)      Has not commenced operations as of the date of this Part B.

         The investment advisors or sub-advisors may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisors or sub-advisors in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 2001, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                           Portfolio Transactions     Brokerage Commissions
                                                                  Amounts                    Amounts
                                                                  -------                    -------
The Large Cap Value Equity Portfolio                            $71,153,032                 $101,966
The Mid-Cap Growth Equity Portfolio                              $3,557,850                  $5,865
The International Equity Portfolio                               $8,454,198                  $20,642
The Labor Select International Equity Portfolio                  $3,961,109                  $8,945
The Real Estate Investment Trust Portfolio                      $87,857,815                 $225,840
The Emerging Markets Portfolio                                    $439,903                   $1,496
The Small-Cap Growth Equity Portfolio                           $10,772,591                  $20,195
The Real Estate Investment Trust Portfolio II                    $6,527,851                  $15,912
The Intermediate Fixed Income Portfolio                             N/A                        N/A
The Core Fixed Income Portfolio                                     N/A                        N/A
The High-Yield Bond Portfolio                                       N/A                        N/A
The Diversified Core Fixed Income Portfolio                         N/A                        N/A
The Core Plus Fixed Income Portfolio (1)                            N/A                        N/A
The Global Equity Portfolio                                       $134,828                    $230
The Global Fixed Income Portfolio                                   N/A                        N/A
The Asset Allocation Portfolio (1)                                  N/A                        N/A
The International Fixed Income Portfolio                            N/A                        N/A
The Small-Cap Value Equity Portfolio                             $1,693,846                  $3,884
The Focused Value Portfolio                                      $3,087,168                  $5,576
The International Small-Cap Portfolio                             $37,649                      $75
The International Large-Cap Equity Portfolio                      $105,798                    $215
The All-Cap Growth Equity Portfolio                              $9,225,010                  $13,914
The Large-Cap Growth Equity Portfolio                             $357,239                    $618

(1)      Has not commenced operations as of the date of this Part B.


         As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust and Foundation Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisors or sub-advisors which constitute in some part brokerage and research services used by the investment advisors or sub-advisors in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisors or sub-advisors will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust, Foundation Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisors or sub-advisors and the Board of Trustees of Pooled Trust and Foundation Funds that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASDR(SM) Regulation, Inc. (the "NASDR(SM)") rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

         Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.


PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Portfolio and taxes payable by a Portfolio's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Large-Cap Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Focused Value Portfolio, The Diversified Core Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The Large cap Value Equity, The International Equity, The Labor Select International Equity, The International Fixed Income, The Emerging Markets, The Global Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The International Small-Cap and The International Large-Cap Equity Portfolios have generally had portfolio turnover rates below 100%. The Mid-Cap Growth Equity, The Global Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Core Fixed Income, The Diversified Core Fixed Income, The Core Plus Fixed Income, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond, The Core Fixed Income and The Focused Value Portfolios have, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                                     October 31, 2001      October 31, 2000    October 31, 1999
                                                                     ----------------      ----------------    ----------------
        The Large Cap Value Equity Portfolio                               113%                   56%                 96%
        The Mid-Cap Growth Equity Portfolio                                133%                  137%                129%
        The International Equity Portfolio                                  13%                   19%                  6%
        The Global Fixed Income Portfolio                                   32%                   53%                101%
        The Labor Select International Equity Portfolio                     15%                   20%                 12%
        The Real Estate Investment Trust Portfolio                          61%                   31%                 48%
        The Intermediate Fixed Income Portfolio                            243%                  125%                148%
        The High-Yield Bond Portfolio                                      830%                  140%                455%
        The International Fixed Income Portfolio                            60%                   82%                127%
        The Emerging Markets Portfolio                                      35%                   20%                 23%
        The Global Equity Portfolio                                         24%                   34%                 31%
        The Small-Cap Value Equity Portfolio (1)                            72%                   90%                 37%
        The Small-Cap Growth Equity Portfolio                               67%                   70%                 92%
        The Real Estate Investment Trust Portfolio II                       65%                   32%                 39%
        The Core Fixed Income Portfolio                                    326%                  165%                275%
        The Diversified Core Fixed Income Portfolio                        252%                  143%                216%
        The Core Plus Fixed Income Portfolio (7)                            N/A                   N/A                 N/A
        The Asset Allocation Portfolio (7)                                  N/A                   N/A                 N/A
        The Focused Value Portfolio (2)                                    185%                  326%                235%
        The International Small-Cap Portfolio (3)                           17%                   23%                 15%
        The International Large-Cap Equity Portfolio (4)                    10%                    6%                 N/A
        The All-Cap Growth Equity Portfolio (5)                            147%                  138%                 N/A
        The Large-Cap Growth Equity Portfolio (6)                           68%                   N/A                 N/A

(1)      Commenced operations on March 29, 1999.
(2)      Commenced operations on June 29, 1999.
(3)      Commenced operations on July 20, 1999.
(4)      Commenced operations on December 14, 1999.
(5)      Commenced operations on March 31, 2000.
(6)      Commenced operations on October 31, 2000.
(7)      Has not commenced operations as of the date of this Part B.


         A new portfolio manager assumed responsibility for making the day to day investment decisions for The High-Yield Bond Portfolio in the last half of 2000. Another contributing factor to high turnover rates in 2001 was the record level of new issue bonds in 2001 that provided a unique opportunity to seek long-term total return. Going forward, it is expected that The High-Yield Bond Portfolio will experience portfolio turnover rates between 100% and 200%.

         In fiscal year 1999, The Core Fixed Income Portfolio had higher than expected portfolio turnover as a result of volatility relating to problems within the Russian market. As the Russian market stabilized, The Core Fixed Income Portfolio's turnover rate, for the fiscal year 2000, dropped within the expected limits. Going forward, it is expected that The Core Fixed Income Portfolio will continue to experience portfolio turnover in excess of 100%. In fiscal year 2001, the Portfolio had higher than expected portfolio turnover as a result of the record level of new issue bonds in 2001 that provided a unique opportunity to seek long-term total return.

         The Focused Value Portfolio's turnover rate, for the fiscal year 1999, was lower than expected because it represents only a partial year (the Portfolio commenced operation on June 29, 1999). Going forward, we anticipate that The Focused Value Portfolio's turnover rate will exceed 200%, and may be considerably in excess of 200%.

PURCHASING SHARES

         Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust or Foundation Funds, as applicable, reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or for any Portfolio in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust and Foundation Funds. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust or Foundation Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Purchasing Shares (The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Original Class of The International Equity Portfolio and all other Portfolios)

         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at the net asset value next determined after the receipt of a purchase order and a Federal Funds wire as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested, for The International Small-Cap Portfolio, the purchase reimbursement fee is equal to 0.55% of the dollar amount invested and for The International Large-Cap Equity Portfolio, the purchase reimbursement fee is equal to 0.45% of the dollar amount invested. In lieu of paying that fee, an investor in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio may elect, subject to agreement by Delaware International, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum for initial investments is $1,000,000 for each Portfolio. There are no minimums for subsequent investments. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio and The International Small-Cap Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Purchasing Shares (Class R Shares of The International Equity Portfolio)

         Class R Shares of The International Equity Portfolio are available only to defined contribution plans making at least a $5 million initial investment or having plan assets of at least $100 million. There are no minimums for subsequent investments. Investments made by plan participants in an employer-sponsored defined contribution plan will be made in accordance with directions provided by or on behalf of the employer. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in the Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in such Portfolio by a contribution of securities in-kind to the Portfolio.

         Class R Shares are purchased at net asset value and are subject to 12b-1 Distribution and Service Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES" in this Part B.

         Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The International Equity Portfolio's best interest. An investment may be suitable for investors with long-term goals and is not suitable for investors with short-term goals. Short-term market-timing activity is discouraged as such activity may result in the Portfolio being unable to invest effectively in accordance with its investment objectives and policies or being otherwise adversely affected. The Portfolio monitors investment activity that appears to follow a market-timing pattern. In the event of such activity in any plan account, the Portfolio may request the assistance of the employer, plan sponsor or plan recordkeeper in an effort to identify the plan participant who is involved and to curtail such activity. If the timing activity continues, the Portfolio may refuse, either temporarily or permanently, further investments from that plan.

         The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class R Shares and Original Class Shares of The International Equity Portfolio represent a proportionate interest in the Portfolio's assets and will receive a proportionate interest in the Portfolio's income, before application as to Class R Shares, of any expenses under that classes' Distribution and Service Plan. Dividends, if any, paid on Original Class Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional expenses of the Distribution and Service Plan expenses relating to Class R Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Purchasing Shares (Delaware REIT Fund A, B, C and Institutional Classes of The Real Estate Investment Trust Portfolio)

         The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment advisor or any of the investment advisor's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year following purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Portfolio's 12b-1 Plans.

Alternative Purchase Arrangements (The Real Estate Investment Trust Portfolio)

         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans Under Rule 12b-1."

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Class A Shares (The Real Estate Investment Trust Portfolio)

         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission (The Real Estate Investment Trust Portfolio)

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares (The Real Estate Investment Trust Portfolio)

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares (The Real Estate Investment Trust Portfolio)

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

Automatic Conversion of Class B Shares (The Real Estate Investment Trust Portfolio)

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

Level Sales Charge Alternative - Class C Shares (The Real Estate Investment Trust Portfolio)

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B, even after the exchange. See "REDEMPTION AND EXCHANGE."

Plans Under Rule 12b-1 (The Real Estate Investment Trust Portfolio and The International Equity Portfolio)

         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of The Real Estate Investment Trust Portfolio and the Class R Shares of The International Equity Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit each Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing out of the Distributor's own assets the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. The maximum aggregate fee payable by The International Equity Portfolio under the Class R Plan, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.20% of the Class R Shares' average daily net assets for the year. The Class R Shares' distribution and service fees may be retained by DDLP or used by DDLP in a manner determined to be appropriate to help offset the cost of shareholder and plan recordkeeping. Pooled Trust's Board of Trustees may reduce the amounts payable under each Plan at any time. Pursuant to Board action, the maximum aggregate fee payable by Class A Shares of The Real Estate Investment Trust Portfolio is 0.25%.

         All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares, Class C Shares and Class R Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended October 31, 2001, payments from Delaware REIT Fund A Class, B Class and C Class amounted to $120,036, $196,490 and $109,081, respectively. Such amounts were used for the following purposes:

                                               Delaware REIT Fund      Delaware REIT Fund      Delaware REIT Fund
                                                    A Class                 B Class                  C Class
                                                    -------                 -------                  -------
Advertising                                            -                       -                      $144
Annual/Semi-Annual Reports                             -                       -                      $683
Broker Trails                                       $120,036                $49,089                  $52,684
Broker Sales Charges                                   -                    $63,070                  $44,599
Dealer Service Expenses                                -                       -                        -
Interest on Broker Sales Charges                       -                    $84,331                  $2,469
Commissions to Wholesalers                             -                       -                     $1,304
Promotional-Broker Meetings                            -                       -                        -
Promotional-Other                                      -                       -                     $1,676
Prospectus Printing                                    -                       -                     $2,249
Telephone                                              -                       -                        -
Wholesaler Expenses                                    -                       -                     $3,273
Other                                                  -                       -                        -

         Payments from The International Equity Portfolio Class R Shares are not included because the Class had not commenced operations as of October 31, 2001.

         Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares (The Real Estate Investment Trust Portfolio)

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares (The Real Estate Investment Trust Portfolio)

Buying Class A Shares at Net Asset Value

         Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of Pooled Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment advisor or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc.'s proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment advisor or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

         Holders of Class A Shares and Class B Shares of the Portfolio (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of the remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans

         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Institutional Class

         The Institutional Class of The Real Estate Investment Trust Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
(b) tax-exempt employee benefit plans of the investment advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment advisor or its affiliates and those having client relationships with Delaware Investment Advisors, an affiliate of the investment advisor, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer

         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

Direct Deposit Purchases by Mail

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MoneyLine (SM) On Demand

         You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Asset Planner

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, or call the Shareholder Service Center.

Retirement Plans

         An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment advisor and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs


         An individual can contribute up to $3,000 to his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The $3,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of 2001 will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.


         The annual contribution limits through 2008 are as follows:


            Calendar Year             Under Age 50           Age 50 and Above
            -------------             ------------           ----------------
              2002-2004                  $3,000                   $3,500
                2005                     $4,000                   $4,500
              2006-2007                  $4,000                   $5,000
                2008                     $5,000                   $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2002 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $34,000 ($54,000 for taxpayers filing joint returns) for tax years beginning in 2002. A partial deduction is allowed for married couples with AGI greater than $54,000 and less than $64,000, and for single individuals with AGI greater than $34,000 and less than $44,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs


         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

Education IRAs


         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.


         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

           The annual contribution limit for an Education IRA is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.


         Beginning in 2002, the modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any individual.


         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. In general, tax-free transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

Deferred Compensation Plan for State and Local Government Employees ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust or, as applicable, Foundation Funds and Federal Funds wire by the Portfolio's Custodian Bank, plus in the case of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, any applicable purchase reimbursement fee equal to 0.75%, 0.40%, 0.55% and 0.45%, respectively, of the dollar amount invested.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust and Foundation Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         With respect to the International Equity Portfolio, each Class will bear, pro-rata, all of the common expenses of the Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class R Shares alone will bear the 12b-1 Plan expenses payable under its Plan. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The International Equity Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

The Real Estate Investment Trust Portfolio

         Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly. Orders for purchases of the Real Estate Investment Trust Portfolio Class Shares are effected at the net asset value per share next calculated after receipt of the order by Pooled Trust and Federal Funds wire by the Portfolio's Custodian Bank.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

         U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

         The securities in which The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios which are incorporated by reference into this Part B.


REDEMPTION AND EXCHANGE

         The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio are assessed by the relevant Portfolio a redemption reimbursement fee of 0.75%, 0.30%, 0.45% and 0.35%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust or Foundation Funds, as applicable, receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

         Pooled Trust and Foundation Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts

         Due to the relatively higher cost of maintaining small accounts, Pooled Trust and Foundation Funds reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust and Foundation Funds has available certain redemption privileges, as described below. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions

         Shareholders of Class R Shares of The International Equity Portfolio wishing to redeem shares may call Pooled Trust at 800 510-4015. Holders of all other Portfolios and their shares, including The International Equity Portfolio Class Shares, wishing to redeem shares for which certificates have not been issued may call Pooled Trust at 800 231-8002 prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Redemptions involving The Asset Allocation Portfolio will be forwarded to Foundation Funds. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust or as applicable, Foundation Funds may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege

         Shares of each Portfolio, other than Class R Shares of The International Equity Portfolio, may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Class R Shares of The International Equity Portfolio may only be exchanged for the institutional classes of other funds in the Delaware Investments family Exchange requests should be sent to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094 Attn: Client Services (Attn:
Special Services for Class R Shares of The International Equity Portfolio). Exchanges involving The Asset Allocation Portfolio will be forwarded to Foundation Funds.

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, FAX message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust or, as applicable, Foundation Funds for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust and Foundation Funds reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, Foundation Funds, the Portfolios nor the Portfolios' transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, Pooled Trust or, as applicable, Foundation Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust, Foundation Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

         Class A Shares, Class B Shares and Class C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

Written Redemption

         You can write to the Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange

         You may also write to the Portfolio (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record

         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand

         You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See "MONEYLINE (SM) ON DEMAND" under "INVESTMENT PLANS."

Timing Accounts

         Redemptions of Timing Accounts--Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolio will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Portfolio reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Portfolio within two weeks of an earlier exchange request out of the Portfolio, or (ii) makes more than two exchanges out of the Portfolio per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Portfolio's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Portfolio reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Portfolio also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the investment advisor's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans

         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment advisor must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         The policy of Pooled Trust and Foundation Funds, as applicable, is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         For the fiscal year ended October 31, 2001, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:

The Large-Cap Value Equity Portfolio                            41%
The Real Estate Investment Trust Portfolio                       --
The Mid-Cap Growth Equity Portfolio                              --
The Small-Cap Value Equity Portfolio                           100%
The Small-Cap Growth Equity Portfolio                            --
The Real Estate Investment Trust Portfolio II                    --
The Global Equity Portfolio                                    100%
The International Equity Portfolio                               --
The Labor Select International Equity Portfolio                  --
The Emerging Markets Portfolio                                   --
The Intermediate Fixed Income Portfolio                          --
The Core Fixed Income Portfolio                                  --
The High-Yield Bond Portfolio                                    2%
The Core Plus Fixed Income Portfolio                             --
The Diversified Core Fixed Income Portfolio                      --
The Global Fixed Income Portfolio                                --
The International Fixed Income Portfolio                         --
The Asset Allocation Portfolio                                   --
The International Small-Cap Portfolio                            --
The Focused Value Portfolio                                    100%
The International Large-Cap Equity Portfolio                     --
The All-Cap Growth Equity Portfolio                              --
The Large-Cap Growth Equity Portfolio                          100%

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust or, as applicable, Foundation Funds will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

         Each class of shares of The International Equity Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class R shares alone will incur distribution fees under its 12b-1 plan.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         A Portfolio will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Portfolio. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares.

         All or a portion of any loss that you realize on the redemption of your Portfolio shares is disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments Portfolio within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a minimum period of time, generally 46 days. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust or Foundation Funds, as applicable, will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         A Portfolio may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Portfolio (possibly causing the Portfolio to sell securities to raise the cash for necessary distributions) and/or defer the Portfolio's ability to recognize a loss, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Portfolio.

         See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

Futures Contracts and Stock Options

(The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio, The Focused Value Portfolio, The International Small-Cap Portfolio, The Diversified Core Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio and The Small-Cap Growth Equity Portfolio)

         The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's, The International Large-Cap Equity Portfolio's, The Diversified Core Fixed Income Portfolio's, The Core Plus Fixed Income Portfolio's, The Asset Allocation Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Focused Value Portfolio's and The International Small-Cap Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Forward Currency Contracts

(The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The Emerging Markets Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focused Value Portfolio and The International Small-Cap Portfolio)

         The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focused Value Portfolio and The International Small-Cap Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

State and Local Taxes

         Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware"), 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios and provides sub-advisory services to The Global Equity Portfolio, subject to the supervision and direction of Board of Trustees of Pooled Trust or, as applicable, Foundation Funds. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios and provides sub-advisory services to The Diversified Core Fixed Income Portfolio subject to the supervision and direction of Pooled Trust's Board of Trustees.

         Delaware and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 2001, Delaware and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $24,673,914,000) and investment company (approximately $23,191,258,000) accounts.

         The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.


        Portfolio                                           Date of Agreement        Date Approved by
                                                                                     Shareholders
        The Large-Cap Value Equity Portfolio                December 15, 1999        December 15, 1999*
        The Mid-Cap Growth Equity Portfolio                 December 15, 1999        December 15, 1999*
        The International Fixed Income Portfolio            December 15, 1999        December 15, 1999*
        The International Equity Portfolio                  December 15, 1999        December 15, 1999*
        The Global Fixed Income Portfolio                   December 15, 1999        December 15, 1999*
        The Intermediate Fixed Income Portfolio             December 15, 1999        December 15, 1999*
        The Labor Select International Equity Portfolio     December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio          December 15, 1999        December 15, 1999*
        The High-Yield Bond Portfolio                       December 15, 1999        December 15, 1999*
        The Emerging Markets Portfolio                      December 15, 1999        December 15, 1999*
        The Global Equity Portfolio                         December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio II       December 15, 1999        December 15, 1999*
        The Core Fixed Income Portfolio                     December 15, 1999        December 15, 1999*
        The Diversified Core Fixed Income Portfolio         December 15, 1999        December 15, 1999*
        The Core Plus Fixed Income Portfolio                December 15, 1999        **
        The Small-Cap Growth Equity Portfolio               December 15, 1999        December 15, 1999*
        The Small-Cap Value Equity Portfolio                December 15, 1999        December 15, 1999*
        The Focused Value Portfolio                         December 15, 1999        December 15, 1999*
        The International Small-Cap Portfolio               December 15, 1999        December 15, 1999*
        The Asset Allocation Portfolio                      April 1, 1999            **
        The International Large-Cap Equity Portfolio        December 15, 1999        December 15, 1999*
        The All-Cap Growth Equity Portfolio                 December 15, 1999        March 30, 2000*
        The Large-Cap Growth Equity Portfolio               December 15, 1999        October 30, 2000*

       *Date approved by the initial shareholder
      **Will be approved by the initial shareholder prior to commencement of operations.


         The Sub-Advisory Agreement between Delaware International and Delaware for The Global Equity Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999. The Sub-Advisory Agreement between Delaware and Delaware International for The Diversified Core Fixed Income Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999.

         The Investment Management Agreements for Pooled Trust and Foundation Funds have an initial term of two years and may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust or Foundation Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or Foundation Funds, as applicable, or by the investment advisor. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:


           Portfolio                                                 Rate

      The Large-Cap Value Equity Portfolio                           0.55%
      The Mid-Cap Growth Equity Portfolio                            0.75%
      The International Equity Portfolio                             0.75%
      The Labor Select International Equity Portfolio                0.75%
      The Real Estate Investment Trust Portfolio                     0.75% on the first $500 million;
                                                                     0.70% on the next $500 million;
                                                                     0.65% on the next $1.5 billion;
                                                                     0.60% on assets in excess of $2.5 billion
      The Real Estate Investment Trust Portfolio II                  0.75%
      The Intermediate Fixed Income Portfolio                        0.40%
      The Core Fixed Income Portfolio                                0.40%
      The Global Fixed Income Portfolio                              0.50%
      The International Fixed Income Portfolio                       0.50%
      The High-Yield Bond Portfolio                                  0.45%
      The Emerging Markets Portfolio                                 1.00%
      The Global Equity Portfolio                                    0.75%(1)
      The Diversified Core Fixed Income Portfolio                    0.43%(1)
      The Core Plus Fixed Income Portfolio                           0.43%
      The Asset Allocation Portfolio                                 0.05%
      The Small-Cap Growth Equity Portfolio                          0.75%
      The Small-Cap Value Equity Portfolio                           0.75%
      The Focused Value Portfolio                                    1.00%
      The International Small-Cap Portfolio                          1.00%
      The International Large-Cap Equity Portfolio                   0.75%
      The All-Cap Growth Equity Portfolio                            0.75%
      The Large-Cap Growth Equity Portfolio                          0.65%


(1) Delaware International has entered into a sub-advisory agreement with Delaware with respect to The Global Equity Portfolio. As compensation for its services as sub-advisor to Delaware International, Delaware is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware International's Investment Management Agreement with Pooled Trust on behalf of The Global Equity Portfolio. Delaware has entered into a sub-advisory agreement with Delaware International with respect to The Diversified Core Fixed Income Portfolio. As compensation for Delaware International's services as sub-advisor to Delaware, Delaware International is entitled to receive sub-advisory fees from Delaware in an amount equal to the management fee paid to Delaware times a ratio; the numerator of which is the average daily net assets represented by foreign assets and the denominator of which is the average daily net assets of The Diversified Core Fixed Income Portfolio, such amount to be calculated at the same time and measured over the same period as the management fee.

      Delaware, or as applicable Delaware International, has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through October 31, 2002 unless otherwise noted):

                            Portfolio
       The Large-Cap Value Equity Portfolio                 0.68%
       The Mid-Cap Growth Equity Portfolio                  0.93%
       The International Equity Portfolio                   N/A(4)
       The Labor Select International Equity Portfolio      0.96%
       The Real Estate Investment Trust Portfolio           1.10%(1)
       The Real Estate Investment Trust Portfolio II        0.86%
       The Intermediate Fixed Income Portfolio              0.53%
       The Core Fixed Income Portfolio                      0.53%
       The Global Fixed Income Portfolio                    0.60%(2)
       The International Fixed Income Portfolio             0.60%(3)
       The High-Yield Bond Portfolio                        0.59%
       The Emerging Markets Portfolio                       1.55%
       The Global Equity Portfolio                          0.96%
       The Diversified Core Fixed Income Portfolio          0.57%
       The Core Plus Fixed Income Portfolio                 0.57%
       The Asset Allocation Portfolio                       0.15%
       The Small-Cap Growth Equity Portfolio                0.89%
       The Small-Cap Value Equity Portfolio                 0.89%
       The Focused Value Portfolio                          1.20%
       The International Small-Cap Portfolio                1.20%
       The International Large-Cap Equity Portfolio         0.96%
       The All-Cap Growth Equity Portfolio                  0.89%
       The Large-Cap Growth Equity Portfolio                0.80%

(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) do not exceed, on an annualized basis, 1.15% as a percentage of average net assets during the period March 1, 2002 through February 28, 2003. From March 1, 2001 through February 28, 2002, expenses were capped at 1.10%. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.
(2) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60% through October 31, 2002.
(3) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60% through October 31, 2002.
(4) Delaware International voluntarily elected to wave that portion, if any, of its annual investment advisory fees and to pay The International Equity Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.96% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 2001. Such waiver for The International Equity Portfolio was terminated effective November 1, 2001.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:


                      Portfolio                         October 31, 2001      October 31, 2000      October 31, 1999
                      ---------                         ----------------      ----------------      ----------------
The Large-Cap Value Equity Portfolio                    $416,880 earned       $576,428 earned       $767,416 earned
                                                        $291,231 paid         $497,639 paid         $767,416 paid
                                                        $125,649 waived       $78,789 waived        $-0- waived

The Mid-Cap Growth Equity Portfolio                     $31,244 earned        $55,238 earned        $47,744 earned
                                                        $17,399 paid          $46,727 paid          $41,153 paid
                                                        $13,845 waived        $8,511 waived         $6,591 waived

The International Equity Portfolio                      $3,923,926 earned     $6,204,153 earned     $5,479,870 earned
                                                        $3,923,926 paid       $6,204,153 paid       $5,479,870 paid
                                                        $-0- waived           $-0- waived           $-0- waived

The Global Fixed Income Portfolio                       $1,591,662 earned     $2,799,168 earned     $3,243,685 earned
                                                        $1,263,615 paid       $2,194,549 paid       $3,140,890 paid
                                                        $328,047 waived       $604,619 waived       $102,795 waived

The Labor Select International Equity Portfolio         $643,843 earned       $831,627 earned       $835,868 earned
                                                        $616,414 paid         $825,025 paid         $835,868 paid
                                                        $27,429 waived        $6,602 waived         $-0- waived

The Real Estate Investment Trust Portfolio              $848,912 earned       $582,756 earned       $527,658 earned
                                                        $785,859 paid         $430,999 paid         $367,520 paid
                                                        $63,053 waived        $151,757 waived       $160,138 waived

The Intermediate Fixed Income Portfolio                 $29,019 earned        $53,970 earned        $82,482 earned
                                                        $25,337 paid          $46,302 paid          $34,049 paid
                                                        $3,682 waived         $7,668 waived         $48,433 waived

The High-Yield Bond Portfolio                           $15,378 earned        $27,120 earned        $89,345 earned
                                                        $9,240 paid           $-0- paid             $51,895 paid
                                                        $6,138 waived         $27,120 waived        $37,450 waived

The International Fixed Income Portfolio                $224,083 earned       $386,689 earned       $467,400 earned
                                                        $184,391 paid         $313,806 paid         $427,092 paid
                                                        $39,692 waived        $72,883 waived        $40,308 waived

The Emerging Markets Portfolio                          $1,234,691 earned     $1,165,784 earned     $415,408 earned
                                                        $1,234,691 paid       $1,165,784 paid       $400,890 paid
                                                        $-0- waived           $-0- waived           $14,518 waived

The Global Equity Portfolio                             $24,625 earned        $25,065 earned        $27,075 earned
                                                        $20,458 paid          $13,907 paid          $-0- paid
                                                        $4,167 waived         $11,158 waived        $27,075 waived

The Real Estate Investment Trust Portfolio II           $50,330 earned        $20,134 earned        $40,028 earned
                                                        $46,789 paid          $4,258 paid           $6,983 paid
                                                        $3,541 waived         $15,876 waived        $33,045 waived

The Core Fixed Income Portfolio                         $24,312 earned        $28,821 earned        $24,501 earned
                                                        $22,819 paid          $28,142 paid          $19,035 paid
                                                        $1,493 waived         $679 waived           $5,466 waived


The Diversified Core Fixed Income Portfolio             $35,558 earned        $20,287 earned        $11,289 earned
                                                        $31,051 paid          $17,399 paid          $-0- paid
                                                        $4,507 waived         $2,888 waived         $11,289 waived



                      Portfolio                         October 31, 2001      October 31, 2000      October 31, 1999
                      ---------                         ----------------      ----------------      ----------------

The Core Plus Fixed Income Portfolio (7)                N/A                   N/A                   N/A

The Small-Cap Growth Equity Portfolio                   $265,027 earned       $155,739 earned       $2,815 earned
                                                        $253,710 paid         $151,177 paid         $-0- paid
                                                        $11,317 waived        $4,562 waived         $2,815 waived

The Small-Cap Value Equity Portfolio (1)                $18,766 earned        $15,714 earned        N/A
                                                        $17,321 paid          $8,379 paid
                                                        $1,445 waived         $7,335 waived

The Asset Allocation Portfolio (1)                      N/A                   N/A                   N/A

The Focused Value Portfolio (2)                         $18,922 earned        $25,101 earned        N/A
                                                        $18,435 paid          $12,575 paid
                                                        $487 waived           $12,526 waived

The International Small-Cap Portfolio (3)               $30,332 earned        $29,814 earned        N/A
                                                        $28,130 paid          $25,295 paid
                                                        $2,202 waived         $4,519 waived

The International Large-Cap Equity Portfolio (4)        $21,350 earned        $19,374 earned        N/A
                                                        $21,350 paid          $8,531 paid
                                                        $-0- waived           $10,843 waived

The All-Cap Growth Equity Portfolio (5)                 $73,128 earned        $42,497 earned        N/A
                                                        $70,776 paid          $31,143 paid
                                                        $2,352 waived         $12,354 waived

The Large-Cap Growth Equity Portfolio (6)               $9,883 earned         N/A                   N/A
                                                        $-0- paid
                                                        $9,883 waived


(1) Commenced operations on March 29, 1999.
(2) Commenced operations on June 29, 1999.
(3) Commenced operations on July 20, 1999.
(4) Commenced operations on December 14, 1999.
(5) Commenced operations on March 31, 2000.
(6) Commenced operations on October 31, 2000.
(7) Has not commenced operations as of the date of this Part B.

         On October 31, 2001, the total net assets of Pooled Trust were $1,213,250,506 broken down as follows:

        The Large-Cap Value Equity Portfolio                       $60,788,428
        The Mid-Cap Growth Equity Portfolio                         $2,654,810
        The International Equity Portfolio                        $409,295,349
        The Global Fixed Income Portfolio                         $284,829,827
        The Labor Select International Equity Portfolio            $75,965,336
        The Real Estate Investment Trust Portfolio                $139,440,753
        The Real Estate Investment Trust Portfolio II               $9,990,232
        The Intermediate Fixed Income Portfolio                     $6,432,110
        The High-Yield Bond Portfolio                               $3,278,202
        The Emerging Markets Portfolio                            $113,488,034
        The Global Equity Portfolio                                 $2,962,048
        The International Fixed Income Portfolio                   $36,989,345
        The Diversified Core Fixed Income                           $8,671,968
        The Core Plus Fixed Income Portfolio                               N/A
        The Core Fixed Income Portfolio(1)                          $3,013,496
        The Small-Cap Growth Equity Portfolio                      $35,571,919
        The Small-Cap Value Equity                                  $2,479,253
        The Focused Value Portfolio                                 $1,666,972
        The International Small-Cap Portfolio                       $2,792,515
        The International Large-Cap Equity Portfolio                $2,519,023
        The All-Cap Growth Equity Portfolio                         $9,222,357
        The Large-Cap Growth Equity Portfolio                       $1,198,529


--------------

(1) Has not commenced operations as of the date of this Part B.
Delaware and Delaware International are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

         Except for the expenses borne by the investment advisors under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service

         The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio of Pooled Trust under a Distribution Agreement dated November 1, 2001. The Distributor also serves as the national distributor for The Asset Allocation Portfolio of Foundation Funds pursuant to a Distribution Agreement dated April 19, 2001. The Distributor is an affiliate of the investment advisors and bears all of the costs of promotion and distribution.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Delaware and Delaware International, serves as the financial intermediary wholesaler, with respect to The Real Estate Investment Trust Portfolio pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Portfolio shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Portfolio shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

Aggregate Value of Wholesaler Product                                 Compensation Paid to LFD
Sales in Calendar Year                                          (% of NAV of Fund shares sold by LFD)
$3.75 billion or less                                                            0.45%

More than $3.75 billion, but less than $4.5 billion                              0.50%

$4.5 billion and above                                                           0.55%


         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to Pooled Trust are borne exclusively by the Distributor and not by Pooled Trust.

         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to a Shareholders Services Agreement dated April 19, 2001. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

         The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.


OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust and Foundation Funds are managed under the direction of its Board of Trustees.


         As of May 31, 2002, no one account held 25% or more of the outstanding shares of Pooled Trust or Foundation Funds. As of May 31, 2002, the Trustees and Officers of Pooled Trust, as a group, owned 5.52% of the outstanding shares of The Real Estate Investment Trust Portfolio Institutional Class; they held less than 1% of the shares of each of the other Portfolios. As of May 31, 2002, the Trustees and Officers of Foundation Funds did not hold any shares of the Portfolios.

         As of May 31, 2002, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.




DELAWARE POOLED TRUST:

Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------
The Large-Cap Value Equity Portfolio   Northern Trust Company                               881,690.000            20.65%
                                       PHH Group 22-30049
                                       P.O. Box 92956
                                       Chicago, IL 60675-2956

                                       Mac & Co.                                            478,722.730            11.21%
                                       A/C LNFF5033902
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

                                       Commerce Bank of Kansas City                         465,162.750            10.89%
                                       Trustee Burns & McDonnell Employee
                                       Stock Ownership Plan
                                       P.O. Box 419248  Mail Stop TBMZ-6
                                       Kansas City, MO 64141-6248

                                       Fifth Third Bank                                     414,869.160             9.71%
                                       TTEE FBO Steak N Shake PSP
                                       Delaware A/C# 65-2-6645956
                                       P.O. Box 630074
                                       Cincinnati, OH 45263-0001

                                       Cherrytrust & Co.                                    405,542.200             9.50%
                                       FBO Colorado Open Shop
                                       Employers Pension Trust
                                       c/o The Bank of Cherry Creek NA
                                       3033 E. First Ave.
                                       Denver, CO 80206-5617

                                       Fleet National Bank                                  258,922.680             6.06%
                                       Customer ITO Pension Plan
                                       D/A Account 50-5029-18
                                       P.O. Box 92800
                                       Rochester, NY 14692-8900

                                       Jesuit High School of New Orleans                    231,383.970             5.42%
                                       4133 Banks St.
                                       New Orleans, LA 70119-6883

Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

                                       Houvis & Co.                                         223,752.970             5.24%
                                       c/o Amsouth Bank
                                       Lloyd Noland Foundation
                                       P.O. Box 12365
                                       Birmingham, AL 35202-2365

                                       LaSalle National Bank Trustee                        220,258.410             5.15%
                                       FBO Metz Baking Company
                                       A/C #407755032-246248108
                                       P.O. Box 1443
                                       Chicago, IL 60690-1443

Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

The Mid-Cap Growth Equity Portfolio    Crestar Bank                                         753,305.640            82.95%
                                       Cust the College of William and Mary
                                       Attn:  A/C# 7006100-7013873
                                       P.O. Box 105870 CTR 3144
                                       Atlanta, GA 30348-5870

                                       Richard Bland College                                 64,903.080             7.14%
                                       Foundation Fund
                                       11301 Johnson Road
                                       Petersburg, VA 23805-7100

                                       First Union National Bank                             47,753.860             5.25%
                                       FBO Philadelphia Marine Trade Assoc.
                                       Pension Plan #1541050387
                                       1525 West WT Harris Blvd. CMG 1151
                                       Charlotte, NC 28262-8522

The International Equity Portfolio     Bankers Trust Co.                                  2,770,477.180             8.09%
Class                                  FBO Watson Wyatt Pension - 191823
                                       Bankers Trust Company
                                       P.O. Box 9014
                                       Church Street Station
                                       New York, NY 10008

                                       First Union National Bank                          2,099,037.120             6.13%
                                       FBO Lehigh County A/C#1546002562
                                       1525 West WT Harris Boulevard
                                       CHG 3C4 NC-1151
                                       Charlotte, NC 28262-8522

                                       Mac & Co                                           1,827,681.880             5.34%
                                       A/C # LCPF0763222
                                       Mutual Fund Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

The International Equity Portfolio R   Delaware Management Trust Co. - DIA                      804.810           100.00%
Class                                  Attn:  Joe Hastings
                                       1818 Market Street, 7th Floor
                                       Philadelphia, PA 19103

The Intermediate Fixed Income          Crestar Bank                                         345,525.630            55.30%
Portfolio                              Cust The College of William and Mary
                                       Attn: AC 70061007013873
                                       P.O. Box 105870 CTR 3144
                                       Atlanta, GA 30348-5870


Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

                                       Fleet National Bank Trustee                          133,080.630            21.30%
                                       FBO International Terminal
                                       Operating Pension
                                       Attn:  50502918
                                       P.O. Box 92800
                                       Rochester, NY 14692-8900

                                       First Union National Bank                             69,966.040            11.19%
                                       FBO Philadelphia Marine Trade Association
                                       Pension Plan #1541050387
                                       1525 West WT Harris Blvd. CMG 1151
                                       Charlotte, NC 28262-8522

                                       Plumbers Local Union 690                              35,096.750             5.61%
                                       Industry Funds Employee's Pen Plan
                                       2791 Southampton Road
                                       Philadelphia, PA 19154-1296

                                       Richard Bland College                                 33,212.960             5.31%
                                       Foundation Fund
                                       11301 Johnson Road
                                       Petersburg, VA 23805-7100

Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

The Global Fixed Income Portfolio      Public School Retirement System of the City        7,356,204.310            28.19%
                                       of St. Louis
                                       One Mercantile Center
                                       Suite 2607
                                       St. Louis, MO 63101

                                       The Hitchcock Alliance                             3,034,691.800            11.63%
                                       Master Investment Program of
                                       Pooled Investment Accounts
                                       Attn: S.G. Shaw - B3L5 PHY SERV
                                       1 Medical Center Drive
                                       Lebanon, NH 03756-0002

                                       Standex International Corporation                  1,428,745.690             5.47%
                                       Retirement Plans Trust
                                       6 Manor Parkway
                                       Salem, NH 03079-2897

                                       New Hampshire Charitable Foundation                1,423,494.770             5.45%
                                       37 Pleasant Street
                                       Concord, NH 03301-4005

                                       Key Trust Co. TTEE for                             1,341,428.520             5.14%
                                       Stroh Brewery
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

The International Fixed Income         Fleet National Bank                                1,427,780.500            35.69%
Portfolio                              FBO Hartford Foundation
                                       For Public Giving
                                       Attn:  0006294310
                                       P.O. Box 92800
                                       Rochester, NY 14692-8900

                                       Brockton Retirement Board                          1,242,632.460            31.06%
                                       15 Christy's Drive
                                       Brocton, MA  02301-1813

                                       Comerica Bank Trustee                              1,038,983.180            25.97%
                                       Oakwood Pension Plan
                                       P.O. Box 75000 M/C #3446
                                       Detroit, MI 48275-0001


Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

The International Fixed Income         Bank One Trust Co. NA Trustee                        290,085.620             7.25%
Portfolio                              Staff Employees Profit Sharing
                                       Trust of Carhartt, Inc.
                                       3 Parklane Boulevard
                                       P.O. Box 600
                                       Dearborn, MI 48121-0600

The Labor Select International         Maritime Association ILA                           2,440,574.640            29.72%
Equity Portfolio                       Pension Fund
                                       11550 Fuqua St Ste 425
                                       Houston, TX 77034-4597

                                       Carpenters' Pension Fund of                        1,018,386.500            12.40%
                                       Western Pennsylvania
                                       495 Mansfield Avenue
                                       Pittsburgh, PA 15205-4376

                                       IUE AFL-CIO Pension Fund                             894,351.530            10.89%
                                       1460 Broad Street
                                       Bloomfield, NJ 07003-3014

                                       Local 25 SEIU and Participating Employers            820,189.670             9.99%
                                       Pension Trust
                                       111 E Wacker Drive #2500
                                       Chicago, IL 60601-3713

                                       Inlandboatmen's Union of the                         593,273.670             7.22%
                                       Pacific National Pension Plan
                                       1220 SW Morrison Street, Suite 300
                                       Portland, OR 97205-2222

                                       IBEW Local 117 Pension Fund                          530,679.930             6.46%
                                       c/o TIC International Corp.
                                       6525 Centurion Dr.
                                       Lansing, MI 48917-9275

                                       Twin City Floor Covering Industry                    466,887.460             5.68%
                                       Zenith Administrators
                                       7645 Metro Blvd
                                       Minneapolis, MN 55439-3049

The High-Yield Bond Portfolio          Mac & Co LCWF 0780282                                615,352.290            78.97%
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA 15230-3198


Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

                                       Melhorn & Co. FBO Shopmen's                          163,777.730            21.02%
                                       Iron Workers' Union #502 Pension Fund
                                       c/o PNC Bank
                                       1600 Market Street
                                       Lower Level 2
                                       Philadelphia, PA 19103-7240

The Emerging Markets Portfolio         Northern Trust                                    13,780,061.180            76.25%
                                       FBO ILT 14
                                       Attn: Christine Farrell
                                       50 S La Salle Street
                                       Chicago, IL 60675-0001

                                       Conagra Master Pension Trust                       1,814,264.540            10.03%
                                       One Conagra Drive
                                       Omaha, NE 68102-5003

                                       Burlington Northern Santa Fe                       1,108,592.040             6.13%
                                       Retirement Plan
                                       Attn: Elaine Davis
                                       2500 Lou Menk Drive
                                       Fort Worth, TX 76131-2828

The Small-Cap Growth Equity Portfolio  First Union Portfolio Strategies Omnibus             626,885.430            17.89%
                                       1525 West WT Harris Blvd
                                       Charlotte, NC  28262-8522

                                       Winter Park Health Foundation, Inc.                  448,976.450            12.81%
                                       1870 Aloma Avenue Suite 200
                                       Winter Park, FL 32789-4050

                                       Eastern Band of Cherokee Indians                     405,047.590            11.56%
                                       Endowment Account
                                       P.O. Box 455
                                       Cherokee, NC 28719-0455

                                       Eastern Band of Cherokee Indians                     336,979.970             9.62%
                                       Foundation Account
                                       P.O. Box 455
                                       Cherokee, NC 28719-0455
                                       Strafe and Co.                                       321,556.750             9.18%
                                       FBO TD Williamson
                                       Delaware BIN# 7000527701
                                       P.O. Box 160
                                       Westerville, OH 43086-0160

Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

                                       LaCrosse and Company                                 275,827.400             7.87%
                                       311 Main Street
                                       LaCrosse, WI  54601-3251

                                       Wells Fargo Bank MN NA Trustee                       231,152.760             6.59%
                                       North Country Gen Fd (13363010)
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

                                       Wells Fargo Bank Minnesota NA                        211,308.580             6.03%
                                       FBO Hazelden Investment
                                       Mutual Fund A/C #12587305
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

The Small-Cap Value Equity Portfolio   Lincoln National Life Insurance Company              261,382.530            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

The Focused Value Portfolio            Lincoln National Life Insurance Company              266,611.680            99.99%
                                       1300 S Clinton Street
                                       Fort Wayne, IN 46802-3518

The International Small-Cap Portfolio  Lincoln National Life Insurance Company              413,428.570            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The International Large-Cap Equity     Lincoln National Life Insurance Company              370,260.110            99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The All-Cap Growth Equity Portfolio    Operating Engineers Local 37                         809,539.790            35.47%
                                       Pension Fund
                                       5901 Harford Rd., Suite C
                                       Baltimore, MD 21214-1846

                                       Bost & Co A/C UFCF9287002                            795,798.570            34.87%
                                       Mutual Funds Operations
                                       P.O. Box  3198
                                       Pittsburgh, PA 15230-3198


Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

                                       Operating Engineers Local 37                         382,584.920            16.76%
                                       Severance and Annuity Fund
                                       5901 Harford Rd., Suite C
                                       Baltimore, MD  21214-1846

                                       Lincoln National Life Insurance Company              294,117.650            12.88%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN  46802-3518

The Large-Cap Growth Equity Portfolio  Lincoln National Life Insurance Company              236,742.600            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The Global Equity Portfolio            Lincoln National Life Insurance Company              400,985.740            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

Delaware REIT Fund A Class             Charles Schwab & Co., Inc.                         1,417,679.370            19.16%
                                       Special Custody Account for the Excl.
                                       Benefits of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

Delaware REIT Fund B Class             MLPF &S For the sole                                 472,621.290            15.16%
                                       Benefit of its Customers
                                       Attn: Fund Administration-SEC#97SR7
                                       4800 Deer Lake Drive E 2nd Fl.
                                       Jacksonville, FL 32246-6484

Delaware REIT Fund C Class             MLPF &S for the sole                                 275,294.560            14.24%
                                       Benefit of its Customers
                                       Attn: Fund Administrator - SEC #97SR9
                                       4800 Deer Lake Dr. E, 2nd Floor
                                       Jacksonville, FL  32246-6484

Delaware REIT Fund Institutional       RS DMC Employee Profit Sharing Plan                  117,298.040            45.01%
Class                                  Delaware Management Company
                                       Employee Profit Sharing Trust
                                       c/o Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103


Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

                                       NFSC FEBO #HDM-868515                                 81,663.210            31.33%
                                       St. Luke's Health Care Foundation
                                       P.O. Box 3026
                                       1026 A Ave. NE
                                       Cedar Rapids, IA 52402-5036

                                       Chase Manhattan Bank C/F                              33,626.010            12.90%
                                       Delaware Group Foundation Funds-
                                       Income Portfolio
                                       Attn: Marisol Gordan-Global Inv. Serv.
                                       3 Metrotech Center, 8th Floor
                                       Brooklyn, NY 11201-3800

Portfolio                              Name and Address of Account               Share Amount        Percentage
---------                              ---------------------------               ------------        ----------

The Real Estate Investment Trust       Lincoln National Life Insurance            1,140,176.440          72.80%
Portfolio Class                        Company
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

                                       American States Insurance Company            425,797.400          27.19%
                                       500 N. Meridian Street
                                       Indianapolis, IN 46204-1275

The Real Estate Investment Trust       Key Bank NA                                  221,084.650          19.56%
Portfolio II                           TTEE FBO Elkhart General Hospital
                                       A/C 2020220-1246214
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Key Bank NA                                  157,210.850          13.91%
                                       TTEE FBO Elkhart General Hospital
                                       A/C 2020220-1235855
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Lincoln National Life Insurance              148,501.530          13.14%
                                       Company
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

                                       McKinsey Master Retirement Trust             137,567.260          12.17%
                                       McKinsey & CO Inc.
                                       C/O Alex Cabe
                                       114 West 47th St, 20th Fl.
                                       New York, NY 10036-1525

                                       Key Bank NA                                  123,583.930          10.93%
                                       TTEE ASM International
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Fleck Foundation                             113,383.070          10.03%
                                       16655 W. Bluemound Road, Suite 290
                                       Brookfield, WI 53005-5935

Portfolio                              Name and Address of Account               Share Amount        Percentage
---------                              ---------------------------               ------------        ----------

                                       North Central College                         111802-390           9.89%
                                       30N. Brainard St.
                                       Naperville, IL 60540-4607

                                       Milwaukee Ductile Defined Benefit             59,628.450           5.27%
                                       Plan
                                       C/o Metal Technologies, Inc.
                                       1340 Grandstaff Drive
                                       Auburn, IN 46706-2661

                                       Barnard J. Gottstein Trustee                  57,208.240           5.06%
                                       Barnard J. Gottstein Revocable
                                       Living
                                       Trust Dated 07/16/1993
                                       550 W. 7th Avenue Suite 1540
                                       Anchorage, AK 99501-3567

The Core Fixed Income Portfolio        Lincoln National Life Insurance              303,592.090          99.99%
                                       Company
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

The Diversified Core Fixed Income      Lincoln National Life Insurance              490,320.290          50.20%
Portfolio                              Company
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

                                       Pace Local 2-286                             486,224.980          49.79%
                                       Severance/401(k) Plan
                                       410 N 8th St.
                                       Philadelphia, PA 19123-3903

Delaware Income Allocation Portfolio   DMTC RS 401(k)                             2,266,634.540          83.69%
A Class                                Hoag Memorial Hospital Savings Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

Delaware Income Allocation Portfolio   NFSC FEBO #OKS-998419                         15,488.350          29.99%
B Class                                NFSC/FMTC IRA Rollover
                                       FBO Jonathan J. Williams
                                       1122 Sinclair Way
                                       Roseville, CA 95747-5814

                                       NFSC FEBO #BWD-014184                          6,824.790          13.21%
                                       Leslie R. Brown
                                       227 Sunrise Rim Road
                                       Nampa, ID 83686-8325


Portfolio                              Name and Address of Account               Share Amount        Percentage
---------                              ---------------------------               ------------        ----------

                                       Sylvia E. Hetrick                              4,556.040           8.82%
                                       324 W Logan Street, Apt. 218
                                       Caldwell, ID 83605-4799

                                       Donaldson Lufkin Jenrette                      3,712.420           7.18%
                                       Securities Corporation, Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052

                                       Donaldson Lufkin Jenrette                      3,226.170           6.24%
                                       Securities Corporation, Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052

                                       Lucille F. Gross                               2,833.610           5.48%
                                       TTEE Lucille F. Gross Trust
                                       DTD 7-20-00
                                       502 Elizabeth Drive, Apt. 313
                                       Lancaster, PA 17601-4406


Portfolio                              Name and Address of Account               Share Amount        Percentage
---------                              ---------------------------               ------------        ----------

Delaware Income Allocation Portfolio   Irvin B. Horst and Janis A. Horst              3,168.700          16.47%
C Class                                JTWROS
                                       33 North Millbach Road
                                       Newmanstown, PA 17073-9127

                                       RS DMTC 401(k) Plan                            1,462.760           7.60%
                                       Krupp Meyers & Hoffman 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                            1,461.730           7.59%
                                       P. Quamatic Fire Protection
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       DMTC Custodian for the IRA of                  1,419.850           7.38%
                                       Amos A. Bricker
                                       2754 Mount Pleasant Road
                                       Mount Joy, PA 17552-8728

                                       RS DMTC 401(k) Plan                            1,238.300           6.43%
                                       Huck Salt Co.
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                            1,034.460           5.37%
                                       Sunwise Energy Systems
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638


Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------

Delaware Income Allocation Portfolio   RS 401K Plan                                          17,230.440            47.75%
Institutional Class                    Iron Workers Local#420
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       RS DMTC 401(k) Plan                                   10,481.530            29.04%
                                       United Subcontractors 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       Delaware Management Business                           7,085.760            19.63%
                                       TR-DIA
                                       Attn: Joseph Hastings
                                       1818 Market Street, 16th Floor
                                       Philadelphia, PA  19103-3645


Delaware Balanced Allocation           DMTC RS 401(k)                                     1,248,521.990            39.71%
Portfolio A Class                      Hoag Memorial Hospital Savings Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA  19103-3638

                                       RS DMTC Money Purchase Plan                          619,526.410            19.70%
                                       Visiting Nurse Service System, Inc.
                                       Money Purchase Plan
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

Delaware Balanced Allocation           Donaldson Lufkin Jenrette                             12,691.600             7.08%
Portfolio B Class                      Securities Corporation, Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052

                                       FISERV SECURITIES, INC.                               10,071.100             5.62%
                                       FAO 45021199
                                       Attn: Mutual Funds Department
                                       One Commerce Square
                                       2005 Market Street, Suite 1200
                                       Philadelphia, PA 19103-7084



Portfolio                              Name and Address of Account                         Share Amount        Percentage
---------                              ---------------------------                         ------------        ----------
Delaware Balanced Allocation           RS DMTC 401(k) Plan                                    8,862.720             8.26%
Portfolio C Class                      GENFED Federal Credit Union
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       DMTC C/F The Rollover IRA of                           8,846.460             8.25%
                                       Joan F. Sylvander
                                       1757 E. 26th St.
                                       Brooklyn, NY  11229-2405

                                       RS DMTC 401(k) Plan                                    7,392.750             6.89%
                                       P. Quamatic Fire Protection
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       DMTC C/F The Rollover IRA of                           7,109.040             6.63%
                                       Catherine A. Horch
                                       133 Henry St., Apt. 8
                                       Brooklyn, NY  11201-2550

Delaware Balanced Allocation           RS 401(k) Plan                                        27,047.370            31.09%
Portfolio Institutional Class          Iron Workers Local 420
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   18,118.620            20.83%
                                       Southwest Graphics
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   16,265.180            18.70%
                                       Moneys Foods, Inc. 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

                                       RS DMTC 401(k) Plan                                   16,215.780            18.64%
                                       United Subcontractors 401(k) Plan
                                       Attn:  Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638


Portfolio                               Name and Address of Account                        Share Amount        Percentage
---------                               ---------------------------                        ------------        ----------

                                        Delaware Management Business TR-DIA                   6,809.650             7.82%
                                        Attn:  Joseph Hastings
                                        1818 Market Street, 16th Fl.
                                        Philadelphia, PA  19103-3691

Delaware Growth Allocation Portfolio    RS DMTC 401(k) Plan                                 768,424.000            38.79%
A Class                                 Hoag Memorial Hospital Savings Plan
                                        Attn:  Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA  19103-3638

                                        RS DMTC 401(k) Plan                                 256,031.870            12.92%
                                        Boca Raton Employees Savings
                                        Attn:  Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA  19103-3638

                                        RS DMTC Money Purchase Pension Plan                 142,191.820             7.17%
                                        Coastal Center for Developmental
                                        SRVS Money Purchase
                                        Attn:  Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA  19103-3638

Delaware Growth Allocation Portfolio    DMTC C/F the Rollover IRA of                         13,421.410             5.23%
B Class                                 Louis E. Meador
                                        1301 Camden Place
                                        Lawrenceville, GA 30043-5206


Portfolio                              Name and Address of Account               Share Amount        Percentage
---------                              ---------------------------               ------------        ----------

Delaware Growth Allocation Portfolio    RS DMTC 401(k) Plan                       15,294.400            10.02%
C Class                                 AT&A Trucking 401(k) Plan
                                        Attn:  Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA  19103-3638

                                        RS DMTC 401(k) Plan                        9,550.730             6.25%
                                        GENFED Federal Credit Union
                                        Attn: Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA 19103-3638

                                        RS DMTC 401(k) Plan                        8,428.920             5.52%
                                        American Independent Ins. Co.
                                        Attn: Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA 19103-3638

Delaware Growth Allocation Portfolio    RS DMTC 401(k) Plan                       25,659.570            44.77%
Institutional Class                     United Subcontractors 401(k) Plan
                                        Attn: Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA  19103-3638

                                        RS 401(k) Plan                            18,760.470            32.73%
                                        Iron Workers Local 420
                                        Attn:  Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA 19103-3638

                                        Delaware Management Business TR-DIA        6,813.590            11.89%
                                        Attn:  Joseph Hastings
                                        1818 Market Street, 16th Fl.
                                        Philadelphia, PA  19103-3638

                                        RS Money Purchase Pension                  4,321.280             7.54%
                                        IATSE Atlanta Annuity Trust Fund
                                        Attn: Retirement Plans
                                        1818 Market Street
                                        Philadelphia, PA  19103-3638

         DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Pooled Trust and Foundation Funds hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust and Foundation Funds are noted below along with their birth dates and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.

------------------------------------------------------------------------------------------------------------------------------------
Trustees/Officers
------------------------------------------------------------------------------------------------------------------------------------
                                 Position(s)                                                     Number of
                                  Held with                              Principal          Portfolios in Fund         Other
Name, Address                 Pooled Trust and      Length of          Occupation(s)         Complex Overseen      Directorships
And Birthdate                 Foundation Funds     Time Served      During Past 5 Years         by Trustee        Held by Trustee
---------------------------- -------------------- -------------- -------------------------- -------------------- -------------------
Charles E. Haldeman, Jr.(1)     Chairman and         1 Year       Since January 1, 2000,            87                  None
2005 Market Street                 Trustee                        Mr. Haldeman has served
Philadelphia, PA 19103                                             in various executive
                                                                  capacities at different
October 29, 1948                                                     times at Delaware
                                                                       Investments(3)

                                                                      President/Chief
                                                                         Operating
                                                                    Officer/Director -
                                                                  United Asset Management
                                                                  (January 1998 - January
                                                                           2000)

                                                                 Partner/Director - Cooke
                                                                  and Bieler, Inc. (June
                                                                   1974 - January 1998)
                                                                  (Investment Management)
---------------------------- -------------------- -------------- -------------------------- -------------------- -------------------
David K. Downes(2)            President, Chief      9 Years -    Mr. Downes has served in           105          Director/President
2005 Market Street           Executive Officer,     Executive        various executive                               - Lincoln
Philadelphia, PA 19103         Chief Financial       Officer      capacities at different                             National
                                 Officer and                         times at Delaware                              Convertible
January 8, 1940                    Trustee          2 Years -           Investments                               Securities Fund,
                                                     Trustee                                                            Inc.

                                                                                                                 Director/President
                                                                                                                     - Lincoln
                                                                                                                  National Income
                                                                                                                     Fund, Inc.
---------------------------- -------------------- -------------- -------------------------- -------------------- -------------------


-----------------------------------------------------------------------------------------------------------------------------------
Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                 Position(s)                                                     Number of
                                  Held with                              Principal          Portfolios in Fund         Other
Name, Address                 Pooled Trust and      Length of          Occupation(s)         Complex Overseen      Directorships
And Birthdate                 Foundation Funds     Time Served      During Past 5 Years         by Trustee        Held by Trustee
---------------------------- -------------------- -------------- -------------------------- -------------------- -------------------

Walter P. Babich                   Trustee          13 Years     Board Chairman - Citadel          105                 None
460 North Gulph Road                                             Constructors, Inc. (1989
King of Prussia, PA 19406                                               - Present)

October 1, 1927
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------
John H. Durham                     Trustee          23 Years(4)      Private Investor              105              Trustee -
P.O. Box 819                                                                                                    Abington Memorial
Gwynedd Valley, PA 19437                                                                                             Hospital

August 7, 1937                                                                                                  President/Director
                                                                                                                     - 22 WR
                                                                                                                   Corporation
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------
John A. Fry                        Trustee           1 Year      Executive Vice President           87              Director -
3451 Walnut Street                                                    - University of                           Sovereign Bancorp
721 Franklin Building                                            Pennsylvania (April 1995
Philadelphia, PA 19104                                                  - Present)                                  Director -
                                                                                                                  Sovereign Bank
May 28, 1960
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------
Anthony D. Knerr                   Trustee           8 Years         Founder/Managing              105                 None
500 Fifth Avenue                                                 Director - Anthony Knerr
New York, NY 10110                                                 & Associates (1990 -
                                                                    Present) (Strategic
December 7, 1938                                                        Consulting)
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------
Ann R. Leven                       Trustee          12 Years      Treasurer/Chief Fiscal           105              Director -
785 Park Avenue                                                     Officer - National                               Recoton
New York, NY 10021                                                Gallery of Art (1994 -                           Corporation
                                                                           1999)
November 1, 1940                                                                                                    Director -
                                                                                                                  Systemax Inc.

                                                                                                                 Director - Andy
                                                                                                                Warhol Foundation
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------
Thomas F. Madison                  Trustee           6 Years          President/Chief              105              Director -
200 South Fifth Street                                            Executive Officer - MLM                            Valmont
Suite 2100                                                        Partners, Inc. (January                        Industries Inc.
Minneapolis, MN 55402                                             1993 - Present) (Small
                                                                  Business Investing and                          Director - ACI
February 25, 1936                                                       Consulting)                             Telecentrics Inc.

                                                                                                                    Director -
                                                                                                                Digital River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------
Janet L. Yeomans                   Trustee           2 Years          Vice President/               105                 None
Building 220-13W-37                                                     Treasurer -
St. Paul, MN 55144                                                 3M Corporation (July
                                                                      1995 - Present)
July 31, 1948
                                                                   Ms. Yeomans has held
                                                                    various management
                                                                      positions at 3M
                                                                  Corporation since 1983.
----------------------------- ------------------- -------------- -------------------------- ------------------- -------------------


-----------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                 Position(s)                                                     Number of
                                  Held with                              Principal          Portfolios in Fund         Other
Name, Address                 Pooled Trust and      Length of          Occupation(s)         Complex Overseen      Directorships
And Birthdate                 Foundation Funds     Time Served      During Past 5 Years         by Trustee        Held by Trustee
---------------------------- -------------------- -------------- -------------------------- -------------------- -------------------
William E. Dodge               Executive Vice        2 Years     Executive Vice President           N/A                None
2005 Market Street              President and                      and Chief Investment
Philadelphia, PA 19103        Chief Investment                      Officer - Equity of
                              Officer - Equity                      Delaware Investment
June 29, 1949                                                      Advisers, a series of
                                                                    Delaware Management
                                                                   Business Trust (April
                                                                      1999 - Present)

                                                                  President, Director of
                                                                   Marketing and Senior
                                                                    Portfolio Manager -
                                                                      Marvin & Palmer
                                                                  Associates (August 1996
                                                                       - April 1999)
                                                                  (Investment Management)
---------------------------- -------------------- -------------- -------------------------- -------------------- ------------------
Jude T. Driscoll               Executive Vice        1 Year      Executive Vice President           N/A                None
2005 Market Street           President and Head                  and Head of Fixed-Income
Philadelphia, PA 19103         of Fixed-Income                    of Delaware Investment
                                                                   Advisers, a series of
March 10, 1963                                                      Delaware Management
                                                                  Business Trust (August
                                                                      2000 - Present)

                                                                   Senior Vice President
                                                                      and Director of
                                                                  Fixed-Income Process -
                                                                      Conseco Capital
                                                                  Management (June 1998 -
                                                                       August 2000)

                                                                    Managing Director -
                                                                    NationsBanc Capital
                                                                 Markets (February 1996 -
                                                                        June 1998)
---------------------------- -------------------- -------------- -------------------------- -------------------- ------------------
Richard J. Flannery            Executive Vice        5 Years      Mr. Flannery has served           N/A                None
2005 Market Street           President, General                    in various executive
Philadelphia, PA 19103        Counsel and Chief                   capacities at different
                               Administrative                        times at Delaware
September 30, 1957                 Officer                              Investments
---------------------------- -------------------- -------------- -------------------------- -------------------- ------------------
Richelle S. Maestro              Senior Vice         9 Years      Ms. Maestro has served            N/A                None
2005 Market Street            President, Deputy                    in various executive
Philadelphia, PA 19103         General Counsel                    capacities at different
                                and Secretary                        times at Delaware
November 26, 1957                                                       Investments
---------------------------- -------------------- -------------- -------------------------- -------------------- ------------------
Michael P. Bishof                Senior Vice         6 Years     Mr. Bishof has served in           N/A                None
2005 Market Street              President and                        various executive
Philadelphia, PA 19103            Treasurer                       capacities at different
                                                                     times at Delaware
August 18, 1962                                                         Investments
---------------------------- -------------------- -------------- -------------------------- -------------------- ------------------

(1) Executive Officer of the Pooled Trust's and Foundation Funds' manager, accounting service provider and transfer agent.

(2) Executive Officer of the Pooled Trust's and Foundation Funds' manager, distributor, accounting service provider and transfer agent.

(3) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Limited Term Funds' manager, principal underwriter and its transfer agent.

(4)   Mr. Durham served as a Director Emeritus from 1995 through 1998.

Following is additional information regarding investment professionals affiliated with the Portfolios.

-------------------------- -------------------------- ------------------- ---------------------------------------------
                             Position(s) Held with
Name, Address                  Pooled Trust and           Length of                 Principal Occupation(s)
And Birthdate                  Foundation Funds          Time Served                  During Past 5 Years
-------------------------- -------------------------- ------------------- ---------------------------------------------
Peter C. Andersen             Vice President and            1 Year          Vice President and Portfolio Manager of
2005 Market Street         Senior Portfolio Manager                        Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                         Delaware Management Business Trust
                                                                                        (2000 - Present)
September 1, 1958
                                                                              Portfolio Manager - Conseco Capital
                                                                                    Management (1997 - 2000)

                                                                               Bond Analyst - Colonial Management
                                                                                    Associates (1993 - 1997)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Damon J. Andres               Vice President and           7 Years        Mr. Andres has served in various capacities
2005 Market Street            Portfolio Manager                            at different times at Delaware Investments
Philadelphia, PA 19103

October 24, 1969
-------------------------- ------------------------- -------------------- ---------------------------------------------
Robert L. Arnold              Vice President and           9 Years        Mr. Arnold has served in various capacities
2005 Market Street         Senior Portfolio Manager                        at different times at Delaware Investments
Philadelphia, PA 19103

January 10, 1964
-------------------------- ------------------------- -------------------- ---------------------------------------------
Marshall T. Bassett           Vice President and           4 Years          Vice President and Portfolio Manager of
2005 Market Street            Portfolio Manager                            Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                         Delaware Management Business Trust
                                                                                        (1997 - Present)
February 8, 1954
                                                                             Vice President - Morgan Stanley Asset
                                                                                           Management
                                                                                         (1998 - 1997)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Christopher S. Beck           Vice President and           4 Years        Vice President and Senior Portfolio Manager
2005 Market Street         Senior Portfolio Manager                        of Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                       of Delaware Management Business Trust
                                                                                        (1997 - Present)
December 5, 1957
                                                                           Portfolio Manager - Pitcairn Trust Company
                                                                                          (1995-1997)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Stephen R. Cianci             Vice President and           9 Years        Mr. Cianci has served in various capacities
2005 Market Street            Portfolio Manager                            at different times at Delaware Investments
Philadelphia, PA 19103

May 12, 1969

-------------------------- ------------------------- -------------------- ---------------------------------------------
Timothy G. Connors          Senior Vice President          4 Years           Senior Vice President and Director of
2005 Market Street             and Director of                                 Research - Fundamental of Delaware
Philadelphia, PA 19103      Research - Fundamental                         Investment Advisers, a series of Delaware
                                                                           Management Business Trust (1997 - Present)
October 7, 1953
                                                                           Principal - Miller, Anderson and Sherrerd
                                                                                         (1994 - 1997)
-------------------------- ------------------------- -------------------- ---------------------------------------------
George E. Deming            Senior Vice President         23 Years        Mr. Deming has served in various capacities
2005 Market Street           and Senior Portfolio                          at different times at Delaware Investments
Philadelphia, PA 19103             Manager

November 19, 1941
-------------------------- ------------------------- -------------------- ---------------------------------------------


-------------------------- -------------------------- ------------------- ---------------------------------------------
                             Position(s) Held with
Name, Address                  Pooled Trust and           Length of                 Principal Occupation(s)
And Birthdate                  Foundation Funds          Time Served                  During Past 5 Years
-------------------------- -------------------------- ------------------- ---------------------------------------------
J. Paul Dokas               Senior Vice President          4 Years           Senior Vice President and Director of
2005 Market Street             and Director of                                Research - Quantitative of Delaware
Philadelphia, PA 19103     Research - Quantitative                         Investment Advisers, a series of Delaware
                                                                           Management Business Trust (1997 - Present)
October 17, 1959
                                                                              Director of Trust Investments - Bell
                                                                               Atlantic Corporation (1985 - 1997)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Gerald S. Frey              Managing Director and          5 Years         Mr. Frey has served in various capacities
2005 Market Street             Chief Investment                            at different times at Delaware Investments
Philadelphia, PA 19103         Officer - Growth
                                  Investing
February 7, 1946
-------------------------- ------------------------- -------------------- ---------------------------------------------
Paul Grillo                   Vice President and           9 Years        Mr. Grillo has served in various capacities
2005 Market Street         Senior Portfolio Manager                        at different times at Delaware Investments
Philadelphia, PA 19103

May 16, 1959
-------------------------- ------------------------- -------------------- ---------------------------------------------
John A Heffern                Vice President and           4 Years          Vice President and Portfolio Manager of
2005 Market Street            Portfolio Manager                            Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                     Delaware Management Business Trust (1997 -
                                                                                            Present)
October 20, 1961
                                                                            Senior Vice President/Equity Research -
                                                                          NatWest Securities Corporation (1994 - 1997)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Francis J. Houghton, Jr.      Vice President and           1 Year         Vice President and Senior Portfolio Manager
2005 Market Street         Senior Portfolio Manager                        of Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                    of Delaware Management Business Trust (2000
                                                                                           - Present)
February 22, 1935
                                                                            President and Director of Lynch & Mayer
                                                                                         (1990 - 2000)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Timothy L. Rabe               Vice President and           2 Years          Vice President and Portfolio Manager of
2005 Market Street            Portfolio Manager                            Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                     Delaware Management Business Trust (2000 -
                                                                                            Present)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Upender V. Rao              Senior Vice President          2 Years         Senior Vice President and Senior Portfolio
2005 Market Street           and Senior Portfolio                          Manager of Delaware Investment Advisers, a
Philadelphia, PA 19103             Manager                                   series of Delaware Management Business
                                                                                     Trust (2000 - Present)
-------------------------- ------------------------- -------------------- ---------------------------------------------
Thomas J. Trotman             Vice President and           6 Years             Mr. Trotman has served in various
2005 Market Street            Portfolio Manager                            capacities at different times at Delaware
Philadelphia, PA 19103                                                                    Investments

April 19, 1951
-------------------------- ------------------------- -------------------- ---------------------------------------------

         The following table shows each Trustee's ownership of shares of each Portfolio of Pooled Trust, The Asset Allocation Portfolio of Foundation Funds and of all Delaware Investments funds as of December 31, 2001.

---------------------------------------- -------------------------------- ---------------------------------------------
                                                                                   Aggregate Dollar Range of
                                                 Dollar Range of              Equity Securities in All Registered
                                                Equity Securities         Investment Companies Overseen by Trustee in
Name of Trustee                                    in the Fund                   Family of Investment Companies
---------------------------------------- -------------------------------- ---------------------------------------------
Charles E. Haldeman, Jr.                              None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
David K. Downes                                       None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Walter A. Babich                                      None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John H. Durham                                        None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John A. Fry                                           None                                None
---------------------------------------- -------------------------------- ---------------------------------------------
Anthony D. Knerr                                      None                                $10,001 - $50,000
---------------------------------------- -------------------------------- ---------------------------------------------
Ann R. Leven                                          None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Thomas F. Madison                                     None                                $10,001 - $50,000
---------------------------------------- -------------------------------- ---------------------------------------------
Janet L. Yeomans                                      None                                None
---------------------------------------- -------------------------------- ---------------------------------------------

         With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2001. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.

---------------------------- ------------------------ --------------------------- ------------------------ --------------------
                                                              Pension or                                          Total
                                                              Retirement                 Estimated            Compensation
                                                               Benefits                   Annual                  from
                                    Aggregate                  Accrued                   Benefits               Delaware
                                  Compensation                as Part of                   Upon                Investment
         Name (3)               from Pooled Trust         Portfolio Expenses           Retirement(1)          Companies(2)
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Walter P. Babich                     $6,072                      None                     $55,000                $83,161
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
John H. Durham                       $5,401                      None                     $55,000                $77,160
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
John A. Fry                          $4,894                      None                     $44,362                $53,455
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Anthony D. Knerr                     $5,689                      None                     $55,000                $80,161
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Ann R. Leven                         $6,072                      None                     $55,000                $83,161
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Thomas F. Madison                    $5,797                      None                     $55,000                $80,160
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Janet L. Yeomans                     $5,460                      None                     $55,000                $74,515
---------------------------- ------------------------ --------------------------- ------------------------ --------------------

(1) Under the terms of the Delaware Investment Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee receives a total annual retainer fee of $55,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of Pooled Trust and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000. John A. Fry joined the Board of Trustees/Directors of 24 investment companies in the Delaware Investments family on January 1, 2001.

         With respect to Foundation Funds, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Foundation Funds and the total compensation received from all Delaware Investments funds for the Trust's fiscal year ended September 30, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2001. Only the independent Trustees of Foundation Funds receive compensation from the Trust.

----------------------------- ---------------------- ----------------------- --------------------- -------------------
                                                           Pension or                                    Total
                                    Aggregate              Retirement             Estimated           Compensation
                                  Compensation              Benefits                Annual                From
                                      to be                 Accrued                Benefits             Delaware
                                  received from          as Part of the              Upon              Investment
Name (3)                        Foundation Funds        Foundation Funds        Retirement(1)         Companies(2)
----------------------------- ---------------------- ----------------------- --------------------- -------------------
Walter P. Babich                     $1,116                   None                 $55,000              $94,827
----------------------------- ---------------------- ----------------------- --------------------- -------------------
John H. Durham                       $1,132                   None                 $55,000              $79,160
----------------------------- ---------------------- ----------------------- --------------------- -------------------
John A. Fry                           $900                    None                 $44,362              $50,084
----------------------------- ---------------------- ----------------------- --------------------- -------------------
Anthony D. Knerr                     $1,150                   None                 $55,000              $82,618
----------------------------- ---------------------- ----------------------- --------------------- -------------------
Ann R. Leven                         $1,085                   None                 $55,000              $84,327
----------------------------- ---------------------- ----------------------- --------------------- -------------------
Thomas F. Madison                    $1,068                   None                 $55,000              $81,160
----------------------------- ---------------------- ----------------------- --------------------- -------------------
Janet L. Yeomans                      $958                    None                 $55,000              $75,098
----------------------------- ---------------------- ----------------------- --------------------- -------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee receives a total annual retainer fee of $55,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees/Directors of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000. John A. Fry joined the Board of Trustees/Directors of 24 investment companies in the Delaware Investments family on January 1, 2001.

The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during Pooled Trust's and Foundation Funds' last fiscal year.

Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee did not meet during Pooled Trust's last fiscal year. The Nominating Committee held one meeting during Foundation Fund's last fiscal year.

GENERAL INFORMATION

         Delaware furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The Core Plus Fixed Income and The Asset Allocation Portfolios and also serves as sub-advisor to The Global Equity Portfolio. Delaware International furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios and also serves as sub-advisor to The Diversified Core Fixed Income Portfolio. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

         Pooled Trust's and Foundation Funds' Board of Trustees is responsible for overseeing the performance of each Portfolio's investment adviser and determining whether to approve and/or renew each Portfolio's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment adviser.

         The investment performance of the fund's assets managed by the investment adviser.

         The fair market value of the services provided by the investment adviser.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

         Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

         The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreements for each Portfolio, the Board of Trustees considered the Portfolio's performance relative to its peers and benchmark, the investment process and controls used in managing the Portfolio, the Portfolio's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Portfolio and quality of other services provided to the Portfolio in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Chairman and Chief Executive Officer, Charles E. Haldeman. The Board was pleased with staffing upgrades and additions that had occurred within the Portfolios' investment adviser(s) during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to the Portfolios at a time with many fund complexes were cutting back on such commitments. The Board also considered that the investment managers now include as part of their investment decision-making process information about the composition of a competitive peer group's portfolios and that this additional information is designed to minimize excessive volatility within a Portfolio and wide divergence in performance versus the market in a given investment style or mandate. Consideration was also given to the fact that, over the past 18 months, the value-yield investment style used by Delaware Management Company has been refined to consider share buy-backs in addition to dividend yield as a way in which value is returned to shareholders. Similarly, it was noted that the small cap value investment process has been refined to more narrowly focus the universe of securities considered for investment. In addition, on the fixed income side, the Board considered that Delaware Management Company has now fully integrated fixed income personnel from Conseco with the remaining Delaware fixed income personnel to the benefit of many of the Delaware Investments Family of Funds. The Board found the Portfolios' fees appropriate often considering all of these factors and generally to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain Portfolios.

         The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Portfolio, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Portfolio investors.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See "DELAWARE GROUP PREMIUM FUND" in "APPENDIX B."

         The Delaware Investments Family of Funds, Delaware Management Company, Delaware International Advisers Ltd., Lincoln Investment Management, Inc. and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

     -----------------------------------------------------------------------------------
                                     Delaware REIT Fund
                                       Class A Shares
     ------------------ ------------------------ ------------------- -------------------
                                 Total
     Fiscal                    Amount of              Amounts               Net
     Year                    Underwriting            Reallowed           Commission
     Ended                    Commissions            to Dealers        to Distributor
     ------------------ ------------------------ ------------------- -------------------
     10/31/01                  $373,945               $323,067            $50,878
     ------------------ ------------------------ ------------------- -------------------
     10/31/00                  $120,833               $102,729            $18,104
     ------------------ ------------------------ ------------------- -------------------
     10/31/99                  $154,340               $132,732            $21,608
     ------------------ ------------------------ ------------------- -------------------

         Net commissions received from The International Equity Portfolio, with respect to Class R Shares, is not provided because the Class had not commenced operations as of the date of this Part B.

CDSC Payments

         For the fiscal year ended October 31, 2001, the Distributor received aggregate CDSC payments in the amounts of $0, $19,273 and $4,317 with respect to Delaware REIT Fund Class A, B and C Shares, respectively.


         The Transfer Agent, an affiliate of Delaware and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments family. The Transfer Agent's compensation for providing services to the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio effective October 14, 1997) is 0.01% of average daily net assets per Portfolio annually. The Transfer Agent will bill, and Pooled Trust will pay, such compensation monthly allocated among the current Portfolios (other than The Real Estate Investment Trust Portfolio) based on the relative percentage of assets of each Portfolio at the time of billing and adjusted appropriately to reflect the length of time a particular Portfolio is in operation during any billing period. The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. The Transfer Agent is paid a fee by The Asset Allocation Portfolio for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating each Portfolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Portfolio, including the Portfolios, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

          The Asset Allocation, The Small-Cap Growth Equity Portfolio, The Focused Value Portfolio and The International Small-Cap Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

          Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Diversified Core Fixed Income Portfolio, The Core Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Focused Value Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, and will make an investment in each of The Core Plus Fixed Income Portfolio and The Asset Allocation Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

         The investment advisor and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Pooled Trust's or Foundation Funds' advisory relationship with the investment advisor or its distribution relationship with the Distributor, the investment advisor and its affiliates could cause Pooled Trust or Foundation Funds to delete the words "Delaware Group" from Pooled Trust's or Foundation Funds' names.

Custody Arrangements

        The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio. As custodian, Chase maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

        With respect to foreign securities, Chase makes arrangements with subcustodians who were approved by the trustees of Pooled Trust or, as applicable, Foundation Funds in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Capitalization

         Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

         Foundation Funds currently consists of five portfolios of shares. Foundation Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each of its portfolios.

         While all shares have equal voting rights on matters affecting Pooled Trust or Foundation Funds, as applicable, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Each class of The International Equity Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other class of the Portfolio, except that shares of The International Equity Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Class R 12b-1 Plan will be allocated solely to that class.

         Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio. Effective December 14, 2001, the name of The Select Equity Portfolio was changed to The Focused Value Portfolio.

Noncumulative Voting

         Portfolio shares of Pooled Trust have noncumulative voting rights which means that the holders of more than 50% of the shares of Pooled Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         Portfolio shares of Foundation Funds have noncumulative voting rights which means that the holders of more than 50% of the shares of Foundation Funds voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

EURO

         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

         Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

         Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

         This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.


PERFORMANCE INFORMATION

         From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio Class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio Class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio Class over additional periods of time.

         Average annual total rate of return for each Portfolio and Portfolio Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                         n
                                 P(1 + T)  = ERV

         Where:      P  =  a hypothetical initial purchase order of $1,000,
                           after deduction of the maximum front-end sales charge in the case of Delaware REIT Fund A Class of The
                           Real Estate Investment Trust Portfolio;

                     T  =  average annual total return;

                     n  =  number of years;

                   ERV  =  redeemable value of the hypothetical $1,000 purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of April 30, 2002. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.



Average Annual Total Return(1)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
                                                        1 year ended    3 years ended    5 years ended   Life of Fund
                                                           4/30/02         4/30/02          4/30/02
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Large-Cap Value Equity Portfolio                       -1.16%           0.00%            8.36%          13.31%
(Inception 2/3/92)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The International Equity Portfolio                         -1.08%           1.09%            4.99%          8.87%
(Inception 2/4/92)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Mid-Cap Growth Equity Portfolio                        -5.85%           4.69%           12.94%          10.24%
(Inception 2/27/92)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Global Fixed Income Portfolio                           7.72%           0.00%            2.82%          6.88%
(Inception 11/30/92)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Labor Select International Equity Portfolio            -0.88%           1.36%            5.83%          8.89%
(Inception 12/19/95)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Intermediate Fixed Income Portfolio                     6.23%           6.59%            6.74%          6.43%
(Inception 3/12/96)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The High-Yield Bond Portfolio                               5.40%           -0.43%           3.18%          3.92%
(Inception 12/2/96)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The International Fixed Income Portfolio                    7.46%           -2.02%           1.56%          1.58%
(Inception 4/11/97)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Emerging Markets Portfolio                             13.01%           7.69%           -2.63%          -2.40%
(Inception 4/14/97)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Global Equity Portfolio                                -5.10%           -2.72%            N/A           1.59%
(Inception 10/15/97)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Real Estate Investment Trust Portfolio II              21.64%           15.01%            N/A           8.36%
(Inception 11/4/97)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Core Fixed Income Portfolio                             4.10%           5.31%             N/A           5.35%
(Inception 12/29/97)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Diversified Core Fixed Income Portfolio                 7.54%           7.70%             N/A           8.12%
(Inception 12/29/97)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Small-Cap Growth Equity Portfolio                      -3.75%           6.13%             N/A           14.60%
(Inception 9/15/98)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Small-Cap Value Equity Portfolio                       23.63%           14.02%            N/A           16.52%
(Inception 3/29/99)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Focused Value Portfolio                                -16.13%           N/A              N/A           -6.22%
(Inception 6/29/99)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The International Small-Cap Portfolio                      -0.20%            N/A              N/A           1.68%
(Inception 7/20/99)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The International Large-Cap Equity Portfolio               -3.55%            N/A              N/A           -2.49%
(Inception 12/14/99)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The All-Cap Growth Equity Portfolio                        -17.78%           N/A              N/A           23.90%
(Inception 3/3/00)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Large-Cap Growth Equity Portfolio                      -20.31%           N/A              N/A          -27.02%
(Inception 10/31/00)
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Core Plus Fixed Income Portfolio (2)                     N/A             N/A              N/A            N/A
------------------------------------------------------ ---------------- --------------- ---------------- -------------
The Asset Allocation Portfolio (2)                           N/A             N/A              N/A            N/A
------------------------------------------------------ ---------------- --------------- ---------------- -------------


(1) Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2)  Has not commenced operations as of the date of this Part B.

         The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.



    --------------------------------------------------------------------------
                        Average Annual Total Return(1)
                     The Real Estate Investment Trust Portfolio
    --------------------------------------------------------------------------
    The Real Estate Investment Trust Portfolio Class (2)
    ---------------------------------------------------- ---------------------
    1 year ended 4/30/02                                         20.05%
    ---------------------------------------------------- ---------------------
    3 years ended 4/30/02                                        14.23%
    ---------------------------------------------------- ---------------------
    5 years ended 4/30/02                                        11.92%
    ---------------------------------------------------- ---------------------
    Period 12/6/95(3) through 4/30/02                            16.28%
    ---------------------------------------------------- ---------------------



(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)  Date of initial sale of the original class (now Delaware REIT Fund
     A Class).


    ----------------------------------------------------------------------------------------------------------------------
                                            Average Annual Total Return(1)
                                         The Real Estate Investment Trust Portfolio
    --------------------------------------------- ---------------------- ------------------------ ------------------------
                                                        Delaware                Delaware
                                                        REIT Fund               REIT Fund                Delaware
                                                       A Class(2)              A Class(2)                REIT Fund
                                                       (at Offer)               (at NAV)          Institutional Class(3)
    --------------------------------------------- ---------------------- ------------------------ ------------------------
    1 year ended 4/30/02                                   12.81%                   19.68%                   20.05%
    --------------------------------------------- ---------------------- ------------------------ ------------------------
    3 years ended 4/30/02                                  11.71%                   13.94%                   14.23%
    --------------------------------------------- ---------------------- ------------------------ ------------------------
    5 years ended 4/30/02                                  10.35%                   11.66%                      N/A
    --------------------------------------------- ---------------------- ------------------------ ------------------------
    Period 11/11/97 (3) through 4/30/02                       N/A                      N/A                    8.23%
    --------------------------------------------- ---------------------- ------------------------ ------------------------
    Period 12/6/95 (4) through 4/30/02                     15.00%                   16.07%                      N/A
    --------------------------------------------- ---------------------- ------------------------ ------------------------


(1) Certain expenses of the Portfolios have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)  Date of initial sale of the original class (now Delaware REIT Fund
     A Class).

    -------------------------------------------------------------------------------------------------------------------------
                                              Average Annual Total Return(1)
                                         The Real Estate Investment Trust Portfolio
    --------------------------------------------- ----------------- ------------------ ------------------- ------------------
                                                          Delaware           Delaware            Delaware           Delaware
                                                         REIT Fund          REIT Fund           REIT Fund          REIT Fund
                                                           B Class            B Class             C Class            C Class
                                                        (including         (excluding          (including         (excluding
                                                             CDSC)              CDSC)               CDSC)              CDSC)
    --------------------------------------------- ----------------- ------------------ ------------------- ------------------
    1 year ended 4/30/02                                    13.85%             18.85%              17.85%             18.85%
    --------------------------------------------- ----------------- ------------------ ------------------- ------------------
    3 years ended 4/30/02                                    12.29%            13.08%              13.08%             13.08%
    --------------------------------------------- ----------------- ------------------ ------------------- ------------------
    Period 11/11/97 (2) through 4/30/02                      6.84%              7.18%               7.18%              7.18%
    --------------------------------------------- ----------------- ------------------ ------------------- ------------------


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2)  Date of initial sale.


         Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:


                                       a--b       6
                          YIELD = 2[(-------- + 1) -- 1]
                                        Cd

         Where:      a  =     dividends and interest earned during the period;

                     b  =     expenses accrued for the period (net of
                              reimbursements);

                     c  =     the average daily number of shares outstanding
                              during the period that were entitled to receive dividends;

                     d  =     the maximum offering price per share on the last
                              day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered.

         Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio and The Core Plus Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

         The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

         Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for Delaware REIT Fund A Class, Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

         Pooled Trust may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as Delaware REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

         From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Wellesley Group Inc. is an investment management consulting firm specializing in investment and market research for endowments and pension plans. Wellesley Group will be maintaining, on behalf of Pooled Trust, peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. Wellesley Group will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

         The following tables are an example, for purposes of illustration only, of cumulative total return performance for the Portfolios operating as of April 30, 2002. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.



                                                       Cumulative Total Return (1)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
                                                 3 months    6 months   9 months    1 year        3 years      5 years
                                                 ended         ended      ended       ended        ended        ended     Life of
                                                  4/30/02     4/30/02    4/30/02     4/30/02      4/30/02      4/30/02    Portfolio
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------

The Large Cap Value Equity Portfolio               2.26%      10.76%     -1.60%       -1.16%       0.01%       49.37%      259.48%
(Inception 2/3/92)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The International Equity Portfolio                 7.89%      13.39%      3.22%       -1.08%       3.32%       27.55%      138.73%
(Inception 2/4/92)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Mid-Cap Growth Equity Portfolio                -3.47%     10.87%     -6.71%       -5.85%      14.75%       83.76%      169.52%
(Inception 2/27/92)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Global Fixed Income Portfolio                  5.31%       1.08%      7.16%       7.72%        0.01%       14.90%       87.12%
(Inception 11/30/92)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Labor Select International Equity Portfolio    8.43%      14.30%      3.27%       -0.88%       4.13%       32.74%       71.95%
(Inception 12/19/95)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Intermediate Fixed Income Portfolio            0.48%      -0.01%      3.09%       6.23%       21.10%       38.55%       46.55%
(Inception 3/12/96)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The High-Yield Bond Portfolio                      2.28%       6.15%      5.23%       5.40%       -1.29%       16.95%       23.14%
(Inception 12/2/96)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The International Fixed Income Portfolio           5.49%       0.77%      7.08%       7.46%       -5.94%        8.03%       8.25%
(Inception 4/11/97)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Emerging Markets Portfolio                     13.76%     27.53%     15.07%       13.01%      24.89%       -12.47%     -11.51%
(Inception 4/14/97)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Global Equity Portfolio                        3.09%       8.44%     -2.37%       -5.10%      -7.95%         N/A        7.44%
(Inception 10/15/97)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Real Estate Investment Trust Portfolio II      11.23%     19.47%     15.42%       21.64%      52.15%         N/A        43.38%
(Inception 11/4/97)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Core Fixed Income Portfolio                    0.73%      -0.70%      3.29%       4.10%       16.77%         N/A        25.38%
(Inception 12/29/97)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Diversified Core Fixed Income Portfolio        2.14%       1.04%      4.93%       7.54%       24.93%         N/A        40.40%
(Inception 12/29/97)
----------------------------------------------- ----------- ---------- ------------ ----------- ------------ ------------ ----------
The Small-Cap Growth Equity Portfolio              2.19%      11.92%     -2.78%       -3.75%      19.53%         N/A        63.93%
(Inception 9/15/98)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Small-Cap Value Equity Portfolio               14.43%     29.53%     21.21%       23.63%      48.24%         N/A        60.62%
(Inception 3/29/99)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Focused Value Portfolio                        -4.14%      0.00%     -14.77%     -16.13%        N/A          N/A       -16.68%
(Inception 6/29/99)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The International Small-Cap Portfolio              9.83%      12.56%      4.54%       -0.20%        N/A          N/A        4.73%
(Inception 7/20/99)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The International Large-Cap Equity Portfolio       8.23%      12.14%      2.49%       -3.55%        N/A          N/A        -5.83%
(Inception 12/14/99)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The All-Cap Growth Equity Portfolio                -7.32%      2.78%     -14.11%     -17.78%        N/A          N/A       -43.41%
(Inception 3/31/00)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Large-Cap Growth Equity Portfolio              -4.01%      4.16%     -10.77%     -20.31%        N/A          N/A       -37.62%
(Inception 10/31/00)
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Core Plus Fixed Income Portfolio (1)            N/A         N/A          N/A         N/A          N/A          N/A         N/A
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------
The Asset Allocation Portfolio (1)                  N/A         N/A          N/A         N/A          N/A          N/A         N/A
------------------------------------------------ ---------- ---------- ------------ ----------- ------------ ------------ ----------


----------
(1) Has not commenced operations of the date of this Part B.

         Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

         The cumulative total return for Class A Shares of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The cumulative total return for Class B and C Shares of the Real Estate Investment Trust Portfolio including CDSC reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at April 30, 2002. The cumulative total return for Class B and C Shares excluding CDSC assumes the shares were not redeemed at April 30, 2002 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.



    ---------------------------------------------------------------------------
                            Cumulative Total Return (1)
                     The Real Estate Investment Trust Portfolio
    ---------------------------------------------------------------------------
    The Real Estate Investment Trust Portfolio Class (2)
    ---------------------------------------------------- ----------------------

    3 months ended 4/30/02                                        9.76%
    ---------------------------------------------------- ----------------------
    6 months ended 4/30/02                                       17.95%
    ---------------------------------------------------- ----------------------
    9 months ended 4/30/02                                       13.63%
    ---------------------------------------------------- ----------------------
    1 year ended 4/30/02                                         20.05%
    ---------------------------------------------------- ----------------------
    3 years ended 4/30/02                                        49.05%
    ---------------------------------------------------- ----------------------
    5 years ended 4/30/02                                        75.63%
    ---------------------------------------------------- ----------------------
    Period 12/6/95(3) through 4/30/02                           162.62%
    ---------------------------------------------------- ----------------------



(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)  Date of initial sale of the original class (now Delaware REIT Fund
     A Class).

    -----------------------------------------------------------------------------------------------------
                                        Cumulative Total Return (1)
                                 The Real Estate Investment Trust Portfolio
    -------------------------------------------- -------------------------- -----------------------------
                                                   Delaware REIT Fund A          Delaware REIT Fund
                                                    Class (at Offer)(2)       Institutional Class (3)
    -------------------------------------------- -------------------------- -----------------------------
    3 months ended 4/30/02                                3.42%                      9.76%
    -------------------------------------------- -------------------------- -----------------------------
    6 months ended 4/30/02                               11.01%                     17.95%
    -------------------------------------------- -------------------------- -----------------------------
    9 months ended 4/30/02                                6.89%                     13.62%
    -------------------------------------------- -------------------------- -----------------------------
    1 year ended 4/30/02                                 12.81%                     20.05%
    -------------------------------------------- -------------------------- -----------------------------
    3 years ended 4/30/02                                39.42%                     49.05%
    -------------------------------------------- -------------------------- -----------------------------
    5 years ended 4/30/02                                63.63%                      N/A
    -------------------------------------------- -------------------------- -----------------------------
    Period 11/11/97 (3) through 4/30/02                    N/A                      42.39%
    -------------------------------------------- -------------------------- -----------------------------
    Period 12/6/95 (4) through 4/30/02                  144.65%                      N/A
    -------------------------------------------- -------------------------- -----------------------------


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3)  Delaware REIT Fund Institutional Class commenced operations on
     November 11, 1997.
(4)  Date of initial sale of the original class (now Delaware REIT Fund
     A Class).

(5) Cumulative total return at net asset value was 17.78% for the six months ended April 30, 2002.




   -------------------------------------------------------------------------------------------------------------------------
                                                         Cumulative Total Return (1)
                                               The Real Estate Investment Trust Portfolio
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
                                                  Delaware REIT      Delaware REIT    Delaware REIT Fund    Delaware REIT
                                                       Fund              Fund              C Class              Fund
                                                     B Class            B Class           (including           C Class
                                                    (including        (excluding            CDSC)            (excluding
                                                      CDSC)              CDSC)                                  CDSC)
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
   3 months ended 4/30/02                                 4.51%             9.51%              8.51%               9.51%
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
   6 months ended 4/30/02                                12.37%            17.37%             16.37%              17.37%
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
   9 months ended 4/30/02                                 7.80%            12.80%             11.80%              12.80%
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
   1 year ended 4/30/02                                  13.85%            18.85%             17.85%              18.85%
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
   3 years ended 4/30/02                                 41.60%            44.60%             44.60%              44.60%
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------
   Period 11/11/97 (2) through 4/30/02                   34.37%            36.34%             36.34%              36.34%
   --------------------------------------------- ----------------- ------------------ ------------------- ------------------


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.


         In addition, information will be provided that discusses the overriding investment philosophies of Delaware and Delaware International and how those philosophies impact each Portfolio in the strategies Pooled Trust and Foundation Funds employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

         The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment advisor seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.


FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Pooled Trust and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The Core Plus Fixed Income Portfolio, Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2001, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. Each Portfolio's, other than The Core Plus Fixed Income Portfolio's, unaudited financial statements, financial highlights and the notes related thereto for the period ended April 30, 2002 are also incorporated into this Part B by reference from Pooled Trust's Semi-Annual Reports. The Core Plus Fixed Income Portfolio did not commence operations prior to the date of this Part B.

         Ernst & Young LLP serves as the independent auditors for Delaware Group Foundation Funds and, in its capacity as such, will audit the annual financial statements of The Asset Allocation Portfolio. The Asset Allocation Portfolio was not operating on October 31, 2001.

APPENDIX A--RATINGS

Bonds

           Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

           Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

           Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

           Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

           Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

           Following is a summary of the investment objectives of the funds in the Delaware Investments family:

           Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

           Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment advisor believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

           Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

           Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

           Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

           Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

           Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

           Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

           Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

           REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

           Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

           Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

           Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.


           Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.


           Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

           Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

           Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

           Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

           Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

           Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

           Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

           Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

           Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

           Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

           For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

           Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C

                                Other Information

Item 23. Exhibits

       (a)    Agreement and Declaration of Trust

              (1)    Executed Agreement and Declaration of Trust (December 17,
                     1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

              (2) Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

       (b) By-Laws By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

       (c)    Copies of all Instruments Defining the Rights of Holders

              (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

              (2) By-Laws. Article II of the By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

       (d)    Investment Management Agreements

              (1)    Executed Investment Management Agreement (December 15,
                     1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio), The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio), The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (2)    Executed Investment Management Agreement (December 15,
                     1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (3)    Executed Investment Sub-Advisory Agreement (December 15,
                     1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (4)    Executed Investment Sub-Advisory Agreement (December 15,
                     1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (5) Executed Amendment No. 1 (February 28, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (6) Executed Amendment No. 2 (September 5, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (7) Executed Amendment No. 3 (June 2002) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Plus Fixed Income Portfolio) attached as Exhibit.

       (e)    (1) Distribution Agreements

                     (i) Executed Distribution Agreement (November 1, 2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 39 filed on March 1, 2002.

                     (ii) Executed Amended Schedule I (June 2002) to Distribution Agreement attached as Exhibit.

                     (iii) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                     (iv) Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 39 filed March 1, 2002.

              (2) Dealer's Agreement. Dealer's Agreement (January 2001) attached as Exhibit..

              (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) attached as Exhibit.

              (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) attached as Exhibit.

              (5) Bank/Trust Agreement. Bank/Trust Agreement (January 2001) attached as Exhibit.

       (f)    Not applicable.

       (g)    Custodian Agreements

              (1) Executed Custodian Agreement (May 1, 1996) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                     (i) Form of Amendment (July 1, 2001) to Custodian Agreement between the Registrant and JPMorgan Chase Bank attached as Exhibit.

                     (ii) Executed Letter (April 14, 1997) to add The Emerging Markets Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                     (iii) Executed Letter (October 14, 1997) to add The Global Equity Portfolio and The Real Estate Investment Trust Portfolio II to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                     (iv) Executed Letter (December 24, 1997) to add The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio) and The Diversified Core Fixed Income Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                     (v) Executed letter (August 31, 1998) to add The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                     (vi) Executed letter (August 24, 1998) to add The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio (renamed The Mid-Cap Growth Equity Portfolio), The Intermediate Fixed Income Portfolio and The Small/Mid-Cap Value Equity Portfolio (renamed The Mid-Cap Value Equity Portfolio) to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 39 filed March 1, 2002.

                     (vii) Executed letter (June 29, 1999) to add The Balanced Portfolio, The Equity Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio) and The International Small-Cap Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No 29 filed November 12, 1999.

                     (viii) Executed letter (November 15, 1999) to add The
                            International Large-Cap Equity Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                     (ix) Executed letter (February 28, 2000) to add The All-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                     (x) Executed letter (September 5, 2000) to add The Large-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

              (2) Executed Securities Lending Agreement (December 22, 1998) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                     (i) Executed Amendment (October 3, 2001) to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant attached as Exhibit.

              (3) Form of Amended and Restated Custodian Agreement between Mellon Bank, N.A. and the Registrant attached as Exhibit.

              (4) Form of Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant attached as Exhibit.

       (h)    Other Material Contracts

              (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                     (i) Executed Amended Schedule A (June 2002) to Shareholder Services Agreement attached as Exhibit.

                     (ii) Executed Schedule B (May 16, 2002) to Shareholder Services Agreement attached as Exhibit.

              (2) Executed Delaware Investments Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                     (i) Executed Amendment No. 24 (June 26, 2001) to Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 39 filed March 1, 2002.

                     (ii) Executed Amendment No. 25 (June 2002) to Delaware Investments Family of Funds Fund Accounting Agreement attached as Exhibit.

                     (iii) Executed Schedule B (May 16, 2002) to Delaware Investments Family of Funds Fund Accounting Agreement attached as Exhibit.

       (i)    Legal Opinion. Attached as Exhibit.

       (j)    Consent of Auditors. Attached as Exhibit.

       (k)    Inapplicable.

       (l)    Inapplicable.

       (m)    Plans Under Rule 12b-1.

              (1) 12b-1 Plan for Delaware REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

              (2) 12b-1 Plan for Delaware REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

              (3) 12b-1 Plan for Delaware REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

              (4) 12b-1 Plan for The International Equity Portfolio Class R incorporated into this filing by reference to Post-Effective Amendment No. 39 filed March 1, 2002.

       (n) Plan under Rule 18f-3. Form of 18f-3 Plan (November 2001) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

       (o)    Inapplicable.

       (p)    Code of Ethics.

              (1) Delaware Investments Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 33 filed June 20, 2000.

              (2) Delaware Management Business Trust, Delaware International Advisers Ltd. and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 34 filed September 1, 2000.

              (3) Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

       (q) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.

       (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware VIP Trust, Delaware Group Global & International Funds, Delaware Group Adviser Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal IncomeFund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

       The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                          Chief Executive Officer of Delaware Management Company, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and Delaware
                                                  General Management, Inc.

                                                  Chairman and Director of Delaware International Advisers Ltd.

                                                  Chairman of each fund in the Delaware Investments Family of Funds

                                                  Chief Executive Officer and Director/Trustee of DMH Corp., Delaware Management
                                                  Company, Inc., Delaware International Holdings Ltd., Delaware Management
                                                  Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                                  President/Chief Executive Officer of Delaware Lincoln Cash Management and
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Delaware Capital Management Inc.,
                                                  Retirement Financial Services, Inc., Delaware Distributors, Inc. and LNC
                                                  Administrative Services Corporation
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust)

                                                  Chairman/President/Chief Executive Officer and Director/Trustee of Delaware
                                                  Services Company, Inc., Retirement Financial Services, Inc. and LNC
                                                  Administrative Services Corporation

                                                  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Trust Company

                                                  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                                  Delaware Investments Family of Funds

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                                  Management, Inc.

                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of Delaware International Holdings Ltd.

                                                  President/Chief Operating Officer and Director/Trustee of Delaware General
                                                  Management, Inc.

                                                  President and Director of Delaware Management Company, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                                  Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                                                  Management Business Trust, DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Lincoln National Investment Companies, Inc. and Founders Holdings,
                                                  Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                                  Investment Advisers, Delaware Lincoln Cash Management (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                                  Delaware Distributors, L.P. and Founders CBO Corporation

                                                  Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash
                                                  Management (a series of Delaware Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.

                                                  President and Director of Lincoln National Income Fund, Inc. and Lincoln
                                                  National Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers, Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Retirement Financial Services, Inc.

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
William E. Dodge                                  Executive Vice President/Chief Investment Officer - Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delaware Capital Management, Inc., Lincoln National
                                                  Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                                  Funds

                                                  President/Chief Investment Officer - Equity of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)

                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust)

                                                  Executive Vice President of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll                                  Executive Vice President of Fixed Income of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc., Lincoln National Investment
                                                  Companies, Inc., Founders Holdings, Inc. and each fund in the Delaware
                                                  Investments Family of Funds

                                                  President and Director of Founders CBO Corporation

                                                  Executive Vice President of Delaware Management Business Trust and Delaware
                                                  Lincoln Cash Management (a series of Delaware Management Business Trust)

                                                  Director of HYPPCO Finance Company Ltd.
------------------------------------------------- --------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Lincoln National Investment Companies, Inc.,
                                                  Founders CBO Corporation and each fund in the Delaware Investments Family of
                                                  Funds

                                                  President/Chief Executive Officer and Director of Delaware Distributors, Inc.

                                                  President/Chief Executive Officer of Delaware Distributors, L.P.

                                                  Executive Vice President/General Counsel/Chief Administrative Officer and
                                                  Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc. and LNC Administrative Services
                                                  Corporation

                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd. and Founders Holdings, Inc.

                                                  Director of Delaware International Advisers Ltd. and HYPPCO Finance Company
                                                  Ltd.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Capital Management, Inc. and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc. and Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Operations and Director of Delaware  Management Trust
                                                  Company
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors, L.P. and Founders
                                                  Holdings, Inc.

                                                  Senior Vice President/Treasurer of Founders CBO Corporation and each fund in the Delaware Investments Family of Funds

                                                  Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings Ltd.

                                                  Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers, Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Lincoln National
                                                  Investment Companies, Inc., Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc., LNC Administrative Services Corporation and each fund in the
                                                  Delaware Investments Family of Funds

                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company
------------------------------------------------- --------------------------------------------------------------------------------
Ryan K. Brist                                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Vice President of Lincoln National Income Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research - Fundamental of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Deputy Chief Investment Officer - Fixed Income of
                                                  Delaware Management Company, Delaware Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Senior Vice President/Senior Portfolio Manager of Delaware Capital Management,
                                                  Inc.
------------------------------------------------- --------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Director of Delaware International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Delaware Capital Management,
                                                  Inc.

                                                  Senior Vice President/Equity Trading of Vantage Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
J. Paul Dokas                                     Senior Vice President/Director of Research - Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Trustee of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/ Treasurer/Controller of Delaware Management Company,
                                                  Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers,
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware Management
                                                  Company, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                                  General Management, Inc., Delaware Management Business Trust, Delaware
                                                  Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc. and LNC Administrative Services Corporation

                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company

                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Treasurer/Corporate Controller of Delaware International
                                                  Holdings Ltd. and Founders Holdings, Inc.

                                                  Senior Vice President/Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Senior Vice President/Assistant Treasurer of Founders CBO Corporation
------------------------------------------------- --------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Karina J. Istvan                                  Senior Vice President/Retail Investor Services of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Distributors, Inc., Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, L.P. and
                                                  each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Deputy General Counsel/Secretary of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company,  Delaware General Management, Inc., Delaware
                                                  Management Business Trust, Founders Holdings, Inc., Founders CBO Corporation,
                                                  Lincoln National Investment Companies, Inc., LNC Administrative Services
                                                  Corporation and each fund in the Delaware Investments Family of Funds

                                                  Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/General Counsel/Secretary of Delaware Distributors, L.P.
                                                  and Delaware Distributors, Inc.

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------- --------------------------------------------------------------------------------
Susan L. Natalini                                 Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Service Company, Inc.

                                                  Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                                  Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers,
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, L.P.
------------------------------------------------- --------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
David Starer (1)                                  Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst I of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Peter C. Andersen                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------- --------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
David F. Connor                                   Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Management Trust Company, Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                                  Business Trust, Lincoln National Investment Companies, Inc., LNC
                                                  Administrative Services Corporation and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investment Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joseph F. DeMichele                               Vice President/High Grade Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware
                                                  Investments U.S., Inc., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Founders Holdings, Inc., Founders CBO Corporation, Lincoln National Investment
                                                  Companies, Inc., LNC Administrative Services Corporation and each fund in the
                                                  Delaware Investments Family of Funds

                                                  Vice President/Taxation/Assistant Secretary of Vantage Investment Advisers (a
                                                  series of Delaware Management Business Trust)

                                                  Assistant Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Brian Funk                                        Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President/Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Brent C. Garrells                                 Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President/ Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Francis J. Houghton, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Executive Vice President of Delaware General Management, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller - Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc.,
                                                  Delaware Investments U.S., Inc., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware Distributor, L.P.,
                                                  Delaware Distributors, Inc., Delaware General Management, Inc., Delaware
                                                  Management Business Trust, Lincoln National Investment Companies, Inc. and LNC
                                                  Administrative Services Corporation

                                                  Vice President/Treasurer/Secretary of Vantage Investment Advisers (a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Michael Morris                                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Adviser
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Philip O. Obazee (2)                              Vice President/Derivatives Managers of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Timothy L. Rabe                                   Vice President/High Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and Founders Holdings, Inc.

                                                  Vice President/High Yield Trader and Director of Founders CBO  Corporation
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
-----------------------------------               --------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Richard Salus                                     Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Lincoln National Investment Companies, Inc. and LNC
                                                  Administrative Services Corporation
------------------------------------------------- --------------------------------------------------------------------------------
Robert D. Schwartz                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President/Assistant Secretary of Delaware General Management, Inc.

                                                  Vice President of Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager - Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Retirement Financial Services, Inc. and LNC Administrative
                                                  Services Corporation

                                                  Vice President/Assistant Treasurer of Delaware Management Holdings, Inc.,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc. and Vantage
                                                  Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Brenda L. Sprigman                                Vice President/Business Manager - Fixed Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Matthew J. Stephens                               Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Service
                                                  Company, Inc., Delaware Distributors, L.P. and Delaware Distributors, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Ward W. Tatge                                     Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
James J. Wright                                   Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103.

---------------------------------------------------------------------------------------------------------------------------

(1) SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, Roseland, NJ, 1996-2001.
(2) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, Charlotte, NC, 1998-2001.
---------------------------------------------------------------------------------------------------------------------------

       Information regarding the officers and directors of Delaware International and the positions they have held with the
Registrant during the past two fiscal years is provided below.

---------------------------------------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
------------------          --------------------------------------------------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.   Chairman and Director of Delaware International Advisers Ltd.  Chief Executive Officer of
                            Delaware Management Company, Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust) and Delaware General Management, Inc.  Chairman of each fund in the Delaware Investments family.  Chief Executive Officer and Director/Trustee of DMH Corp.,
                            Delaware Management Company, Inc., Delaware International Holdings Ltd., Delaware Management
                            Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings, Inc.
                            and Lincoln National Investment Companies, Inc.  President/Chief Executive Officer of
                            Delaware Lincoln Cash Management and Delaware Lincoln Investment Advisers (each a series of
                            Delaware Management Business Trust).  Director of Delaware Service Company, Inc., Delaware
                            Capital Management Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc.
--------------------------- -----------------------------------------------------------------------------------------------
**G. Roger H. Kitson        Vice Chairman and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**David G. Tilles           Managing Director and Chief Investment Officer of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Emberson             Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and Director of
                            Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Clive A. Gillmore         Senior Portfolio Manager and Deputy Managing Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Elizabeth A. Desmond      Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Kirk                 Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel G. May              Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Christopher A. Moth       Senior Portfolio Manager/Director of Investment Strategy and Director of Delaware
                            International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hamish O. Parker          Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Robert Akester            Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Fiona A. Barwick          Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Joanna Bates              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Gavin A. Hall             Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**W. Hywel Morgan           Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel Bliss               Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Richard J. Ginty          Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
------------------          --------------------------------------------------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------
**Darwati Hussain           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Ormala Krishnan           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Emma R. E. Lewis          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Russell Mackie            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Martin Moorman            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hugh A. Serjeant          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
*David K. Downes            Director of Delaware International Advisers Ltd.  President of Delaware Management Company (a
                            series of Delaware Management Business Trust).  Chairman/President/Chief Executive Officer
                            and Director/Trustee of Delaware Services Company, Inc. and Retirement Financial Services,
                            Inc.  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management Trust
                            Company.  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                            Delaware Investments family.  President/Chief Executive Officer and Director/Trustee of
                            Delaware Capital Management, Inc.  President/Chief Operating Officer/Chief Financial Officer
                            and Director/Trustee of Delaware International Holdings Ltd.  President/Chief Operating
                            Officer and Director/Trustee of Delaware General Management, Inc.  President and Director of
                            Delaware Management Company, Inc.  Executive Vice President/Chief Operating Officer/Chief
                            Financial Officer and Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                            Management Business Trust, Lincoln National Investment Companies, Inc. and Founders Holdings,
                            Inc.  Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware
                            Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                            Distributors, L.P. and Founders CBO Corporation.  Executive Vice President/Chief Operating
                            Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business
                            Trust).
--------------------------- -----------------------------------------------------------------------------------------------
*John C.E. Campbell         Director of Delaware International Advisers Ltd.  Executive Vice President/Global Marketing &
                            Client Services of Delaware Management Company, Delaware Investment Advisers, Delaware
                            Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust).
--------------------------- -----------------------------------------------------------------------------------------------
*George E. Deming           Director of Delaware International Advisers Ltd.  Senior Vice President/Senior Portfolio
                            Manager of Delaware Management Company, Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust) and each fund in the Delaware Investments family.
--------------------------- -----------------------------------------------------------------------------------------------
*Richard J. Flannery        Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd.  Executive
                            Vice President/General Counsel/Chief Administrative Officer of Delaware Management Company,
                            Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                            Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust),
                            Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc., Founders CBO
                            Corporation and each fund in the Delaware Investments family.  President/Chief Executive
                            Officer and Director of Delaware Distributors, Inc.  President/Chief Executive Officer of
                            Delaware Distributors, L.P.  Executive Vice President/General Counsel/Chief Administrative
                            Officer and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services,
                            Inc., Delaware Management Trust Company, Delaware General Management, Inc., Delaware
                            Management Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            Executive Vice President/General Counsel and Director of Delaware International Holdings Ltd.
                            and Founders Holdings, Inc.  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown
                            Rd., Elverson, PA; Director and Member of Executive Committee; Membership Officer of
                            Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
---------------------------------------------------------------------------------------------------------------------------

 *  Business address of each is One Commerce Square, Philadelphia, PA 19103.
**  Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

Item   27. Principal Underwriters.

       (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

       (b)(1) Information with respect to each officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
-----------------------------------           --------------------------------------       -------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/Controller   Senior Vice President/ Controller
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Investor        Senior Vice President/Retail Investor
                                              Services                                     Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
--------------------------------------------- -------------------------------------------- -----------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
--------------------------------------------- -------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager - Fixed       None
                                              Income & International
--------------------------------------------- -------------------------------------------- -----------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
-----------------------------------           --------------------------------------       -------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph T. Van Thuyne                          Vice President/Human Resource Generalist     None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103.

       (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

       (b)(2) Information with respect to each officer or partner of LFD:


--------------------------------------------- --------------------------------------------- ----------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD                Positions and Offices with Registrant
-----------------------------------           ------------------------------                -------------------------------------
--------------------------------------------- --------------------------------------------- ----------------------------------------
Westley V. Thompson                           President/Chief Executive Officer/Director    None
--------------------------------------------- --------------------------------------------- ----------------------------------------
David M. Kittredge                            Senior Vice President/Chief Operating         None
                                              Officer/Director
--------------------------------------------- --------------------------------------------- ----------------------------------------
Stephen W. Long                               Senior Vice President                         None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Karen R. Matheson                             Senior Vice President/Chief Financial         None
                                              Officer/Chief Administrative Officer/
                                              Director
--------------------------------------------- --------------------------------------------- ----------------------------------------
Margaret Skinner                              Senior Vice President                         None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Phillip Cramer                                Vice President                                None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Frederick J. Crawford**                       Vice President/Treasurer                      None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Kim Miner                                     Vice President
--------------------------------------------- --------------------------------------------- ----------------------------------------
Therese M. Obringer                           Vice President/Chief Compliance Officer       None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*   2001 Market Street, Philadelphia, PA 19103.
**  1500 Market Street, Philadelphia, PA 19103.
------------------------------------------------------------------------------------------------------------------------------------

Item 28. Location of Accounts and Records.

       All accounts and records are maintained in the Philadelphia office at 2005 Market Street, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 26th day of June, 2002.

                                            DELAWARE POOLED TRUST



                                            By  /s/ Charles E. Haldeman, Jr.
                                                -----------------------------
                                                   Charles E. Haldeman, Jr.
                                                            Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signature                                            Title                                       Date
            ---------                                            -----                                       ----

/s/ David K. Downes                                 President/Chief Executive Officer/                  June 26, 2002
-------------------------------                     Chief Financial Officer (Principal
David K. Downes                                     Executive Officer/Principal Accounting
                                                    Officer) and Trustee

/s/ Charles E. Haldeman, Jr.                        Chairman and Trustee                                June 26, 2002
-------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich         *                      Trustee                                             June 26, 2002
-------------------------------
Walter P. Babich

/s/ John H. Durham           *                      Trustee                                             June 26, 2002
-------------------------------
John H. Durham

/s/ John A. Fry              *                      Trustee                                             June 26, 2002
-------------------------------
John A. Fry

/s/ Anthony D. Knerr         *                      Trustee                                             June 26, 2002
-------------------------------
Anthony D. Knerr

/s/ Ann R. Leven             *                      Trustee                                             June 26, 2002
-------------------------------
Ann R. Leven

/s/ Thomas F. Madison        *                      Trustee                                             June 26, 2002
-------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans         *                      Trustee                                             June 26, 2002
-------------------------------
Janet L. Yeomans



                                                   *By /s/ Charles E. Haldeman, Jr.
                                                       -----------------------------
                                                        Charles E. Haldeman, Jr.
                                                         as Attorney-in-Fact for
                                                       each of the persons indicated

                                                        INDEX TO EXHIBITS

Exhibit No.      Exhibit
-----------      -------

EX-99.D7         Executed Amendment No. 3 (June 2002) to Exhibit A of the Investment Management Agreement (December
                 15, 1999) between the Registrant and Delaware Management Company (adding The Core Plus Fixed Income
                 Portfolio)

EX-99.E1ii       Executed Amended Schedule I (June 2002) to Distribution Agreement

EX-99.E2         Dealer's Agreement (January 2001)

EX-99.E3         Vision Mutual Fund Gateway Agreement (November 2000)

EX-99.E4         Registered Investment Advisers Agreement (January 2001)

EX-99.E5         Bank/Trust Agreement (January 2001)

EX-99.G1i        Form of Amendment (July 1, 2001) to Custodian Agreement between the Registrant and JPMorgan Chase
                 Bank

EX-99.G2i        Executed Amendment (October 3, 2001) to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant

EX-99.G3         Form of Amended and Restated Custodian Agreement between Mellon Bank, N.A. and the Registrant

EX-99.G4         Form of Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the
                 Registrant

EX-99.H1i        Executed Amended Schedule A (June 2002) to Shareholder Services Agreement

EX-99.H1ii       Executed Schedule B (May 16, 2002) to Shareholder Services Agreement

EX-99.H2ii       Executed Amendment No. 25 (June 2002) to Delaware Investment Family of Funds Fund Accounting
                 Agreement

EX-99.H2iii      Executed Schedule B (May 16, 2002) to Delaware Investments Family of Funds Fund Accounting Agreement

EX-99.I          Legal Opinion

EX-99.J          Consent of Auditors